Exhibit 99.4

DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC | PROJECT JUPITER

Legal Notice and Disclaimer

This valuation report (the “Report”) has been prepared by CBRE Limited (“CBRE”) exclusively for Bank of America Europe AC (the “Client”) in accordance with the terms of engagement entered into between CBRE and the client dated 18 November 2021 (“the Instruction”). The Report is confidential to the Client and any other Addressees named herein and the Client and the Addressees may not disclose the Report unless expressly permitted to do sounder the Instruction.

Where CBRE has expressly agreed (by way of a reliance letter) that persons other than the Client or the Addressees can rely upon the Report (a “Relying Party” or “Relying Parties”) then CBRE shall have no greater liability to any Relying Party than it would have if such party had been named as a joint client under the Instruction.

CBRE’s maximum aggregate liability to the Client, Addressees and to any Relying Parties howsoever arising under, in connection with or pursuant to this Report and/or the Instruction together, whether in contract, tort, negligence or otherwise shall not exceed the lower of:

(i) 25% of the value of a single property, or, in the case of a claim relating to multiple properties 25% of the aggregated value of the properties to which the claim relates (such value being as at the Valuation Date and on the basis identified in the Instruction or, if no basis is expressed, Market Value as defined by the RICS); or

(ii) £20 000 000 [Twenty Million Pounds].

Subject to the terms of the Instruction, CBRE shall not be liable for any indirect, special or consequential loss or damage howsoever caused, whether in contract, tort, negligence or otherwise, arising from or in connection with this Report. Nothing in this Report shall exclude liability which cannot be excluded by law.

If you are neither the Client, an Addressee nor a Relying Party then you are viewing this Report on a non-reliance basis and for informational purposes only. You may not rely on the Report for any purpose whatsoever and CBRE shall not be liable for any loss or damage you may suffer (whether direct, indirect or consequential) as a result of unauthorised use of or reliance on this Report. CBRE gives no undertaking to provide any additional information or correct any inaccuracies in the Report.

If another CBRE Group entity contributes to the preparation of the Report, that entity may co-sign the Report purely to confirm its role as contributor. The Client, Relying Party or any other Addressees named herein acknowledge that no duty of care, whether existing under the Instruction or under the Report, shall extend to such CBRE Group entity and the Client, Relying Party or any other Addressees named herein hereby waive any right or recourse against such CBRE Group entity whether arising in contract, tort, negligence or otherwise. CBRE shall remain solely liable to the client in accordance with the terms of the Instruction

None of the information in this Report constitutes advice as to the merits of entering into any form of transaction.

If you do not understand this legal notice, then it is recommended that you seek independent legal advice.

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Contents

01	VALUATION Report	4

	Introduction	5

	Schedule of Values	10

	Source of Information and scope of work	11

	Valuation Assumptions	12

02	PROPERTY Reports	14

03	Appendices	15

	Appendix A Terms of Engagement Letter	16

	Appendix B Valuation Schedule	17

	Appendix C Valuation Printouts	18

	Appendix D Market Research	19

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VALUATION REPORT

DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC | VENUS PORTFOLIO

Introduction

Report Date	26 January 2022

Valuation Date	1 October 2021

Addressee	Bank of America Europe DAC
2 King Edward Street
London
EC1A 1HQ

For the attention of:
XXXXX
GRS Senior Vice President

This report may be relied upon by Bank of America Europe DAC and its affiliates, successors and/or assigns; the selected Facility Agent, its successors and/or assigns; and the selected Security Agent, its successors and/or assigns, in connection with their respective consideration of the extension of credit related to the property and/or the beneficial ownership thereof (the “Loan Financing”). This information also may be relied upon by any actual or prospective purchaser, co-lender, participant, investor, transferee, assignee and servicer of the Loan Financing, any arranger of the Loan Financing and their assigns, any actual or prospective investor (including agents and advisors) in any securities evidencing a beneficial interest in, or backed by, the Loan Financing, any rating agencies actually or prospectively rating any such securities, any indenture trustee and any institutional provider(s) from time to time of any liquidity facility or credit support for such Loan Financing (together the “Beneficiaries”). A Beneficiary shall be permitted to rely on the report only on the condition that it acknowledges that the valuers shall not be liable to the Beneficiary for any special, indirect or consequential, damages and that the valuers’ total aggregate liability to all lenders, agents, Beneficiaries and any other third party who seeks to rely on the report (the “Aggregate Cap”) shall be limited to a sum not to exceed the lesser of 25% of the market value or twenty million pounds (20,000,000 GBP). Reliance by the Beneficiaries and any other third parties on the report shall constitute deemed acceptance of the above provisions in this paragraph and that any matters or disputes arising as a result shall be governed by English law and subject to the exclusive jurisdiction of the English courts. This report may be disclosed, without reliance, to any rating agency in connection with a Securitization.

We certify that, to the best of our knowledge and belief:

• The statements of fact contained in this report are true and correct.

•   The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions and are our personal, impartial, and unbiased professional analyses, opinions, and conclusions.

• We have no present or prospective interest in the property that is the subject of this report and no personal interest with respect to the parties involved.

•   We have performed no services, as a valuer (appraiser) or in any other capacity, regarding the property that is the subject of this report within the three-year period immediately preceding acceptance of this assignment.

• We have no bias with respect to the property that is the subject of this report or to the parties involved with this assignment.

• Our engagement in this assignment was not contingent upon developing or reporting predetermined results.

•   Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this valuation report.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC | VENUS PORTFOLIO

•   Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice, only insofar as this is also in conformity with the RICS Valuation – Professional Standards (the “RedBook”).

• We have made a personal inspection of each property that is the subject of this report.

• No one provided significant real property valuation (appraisal) assistance to the personssigning this certification

The Properties	Properties held in Venus also known as Jupiter portfolio (‘the Properties’) as set out in Schedule of Values.

Property Description	Portfolio of 21 industrial and logistics assets across Italy. Please refer to property reports for further details.

Instruction	To value the Properties as at the Valuation Date in accordance with Terms of Engagement dated 18 November 2021.

Status of Valuer

You have instructed us to act as an External valuer as defined in the current version of the RICS Valuation – Global Standards.

Please note that the Valuation may be investigated by the RICS for the purposes of the administration of the Institution’s conduct and disciplinary regulations in order to ensure compliance with the Valuation Standards.

Purpose and Basis of Valuation

You have requested us to carry out a Valuation for Secured Lending purposes only.

Where you have advised us that the valuation is required for your use in a particular secured lending transaction, we consent to its use solely for that transaction. Where you have not revealed to us details of a particular lending transaction, we consent to its use only in a single secured lending decision.

The Valuation will be on the basis of:

• Market Value as defined in the current edition of the RICS Valuation – Global Standards and in the VSTOB.

• Market Value (Vacant Possession) on the special assumption that the property is entirely vacant as at the date of our valuation.

• Market Value (SPV portfolio value) on the special assumption that the portfolio is soldas one lot via SPV deal.

Market Value	€117,666,690 (ONE-HUNDRED SEVENTEEN MILLION SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED NINETY EURO) exclusive of VAT.

Vacant Possession	€91,430,960 (NINETY-ONE MILLION FOUR HUNDRED THIRTY THOUSAND NINE HUNDRED AND SIXTY EURO) exclusive of VAT. Prepared under the special assumption that each of the properties is entirely vacant and

Special assumption (portfolio sold as one lot via an SPV deal)

€120,889,360 (ONE-HUNDRED TWENTY MILLION, EIGHT HUNDRED EIGHTY-NINETHOUSAND THREE HUNDRED AND SIXTY EURO) exclusive of VAT.

We have been requested to provide with the Market Value under the special assumption that the portfolio is exchanged via an SPV deal as one lot, as such we applied acquisition costs of 0.75% rather than 3.50%. The assumed acquisition costs include agent and legal fees and do not include Stamp Duty in line with the jurisdiction and market practice in Italy for this kind of transactions.

Portfolios and Aggregation	We have valued the Properties individually and no account has been taken of any discount or premium that may be negotiated in the market if all or part of the portfolio Was to be marketed simultaneously, either in lots or as a whole.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC | VENUS PORTFOLIO

Joint Tenancies and Indirect Investment Structures	Where a property is owned through an indirect investment structure or a joint tenancy in a trust for sale, our Valuation represents the relevant apportioned percentage of ownership of the value of the whole property, assuming full management control. Our Valuation therefore is unlikely to represent the value of the interests in the indirect investment structure through which the property is held.

Suitability of the Properties as Security for Lending Purpose	We have not been provided with details of the loan amount and loan terms proposed and therefore cannot comment on the suitability of the Properties for the proposed loan. We recommend that the Bank provides us with these details for our comment.

Novel Coronavirus (COVID-19)

The outbreak of Novel Coronavirus (COVID -19), which was declared by the World Health Organisation as a “Global Pandemic” on the 11 March 2020, continues to affect economies and real estate markets globally. Nevertheless, as at the Valuation Date, property markets are mostly functioning again, with transaction volumes and other relevant evidence at levels where enough market evidence exists upon which to base opinions of value. Accordingly – and for the avoidance of doubt – our Valuation is not reported as being subject to ‘material valuation uncertainty’, as defined by VPS 3 and VPGA 10 of the RICS Valuation – Global Standards.

This explanatory note has been included to ensure transparency and to provide further insight as to the market context under which the Valuation opinion was prepared. In recognition of the potential for market conditions to move rapidly in response to changes in the control or future spread of COVID -19, we highlight the importance of the Valuation Date.

Rental Income	The Valuation we have provided reflects the rental income as at the Date of Valuation, as set out within this report, which you have confirmed to be correct and comprehensive. It also reflects any issues concerning the anticipated cash-flow that you have advised us of, as set out within this report. Given the uncertainties relating to the COVID-19 virus and the current restrictions on business activities, it is possible that there will be significant rental defaults and/or insolvencies leading to voids and a resulting shortfall in rental income. Should this occur, there will be a negative impact on the value of the subject property.

Exposure Time

Exposure Time is an estimate of how long property would have had to be marketed in the past in order to achieve the Market Value (as a sale price) today.

Taking into consideration the economic conditions and real estate market, the nature of the subject assets, we are of the opinion that the Exposure Time is equal to that of the Marketing Period, outlined in Appe E

Suitability of the property as security for mortgage purposes	We are of the opinion that the properties provide suitable security for secured lending. However, we have not been provided with details of the loan amount and loan terms proposed and therefore cannot comment on the suitability of the property for the proposed loan. We recommend that the Bank provides us with these details for our comment.

Compliance with Valuation Standards	The Valuation has been prepared in accordance with the latest version of the RICS Valuation – Global Standards (incorporating the International Valuation Standards) current as the Valuation Date.

The Properties have been valued by a valuer who is qualified for the purpose of the Valuation in accordance with the Red Book. We confirm that we have sufficient local and national knowledge of the particular property market involved and have the skills and understanding to under take the Valuation competently.

Where the knowledge and skill requirements of the Red Book have been met in aggregate by more than one valuer within CBRE, we confirm that a list of those valuers has been retained with in the working papers, together with confirmation that each named value complies with the requirements of the Red Book.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC | VENUS PORTFOLIO

This Valuation is a professional opinion and is expressly not intended to serve as a warranty, assurance or guarantee of any particular value of the subject Properties. Other valuers may reach different conclusions as to the value of the subject Properties. This Valuation is for the sole purpose of providing the intended user with the valuer’s independent professional opinion of the value of the subject Properties as at the Valuation Date.

Sustainability Considerations

Wherever appropriate, sustainability and environmental matters are an integral part of the valuation approach. ‘Sustainability’ is taken to mean the consideration of such matters as environment and climate change, health and well-being and corporate responsibility that can or do impact on the valuation of an asset. In a valuation context, sustainability encompasses a wide range of physical, social, environmental, and economic factors that can affect value. The range of issues includes key environmental risks, such as flooding, energy efficiency and climate, as well as matters of design, configuration, accessibility, legislation, management, and fiscal considerations – and current and historic land use.

Sustainability has an impact on the value of an asset, even if not explicitly recognised. Valuers reflect markets, they do not lead them. Where we recognise the value impacts of sustainability, we are reflecting our understanding of how market participants include sustainability requirements in their bids and the impact on market valuations.

Assumptions

The Properties details on which each Valuation are based are as set out in this report. We have made various assumptions as to tenure, letting, taxation, town planning, and the condition and repair of buildings and sites – including ground and groundwater contamination – as set out below.

If any of the information or assumptions on which the Valuation is based are subsequently found to be incorrect, the Valuation figures may also be incorrect and should be reconsidered.

Variations and/or Departures from Standard Assumptions	None.

Special Assumptions	We have undertaken a scenario-based valuation of the subject properties on the Special Assumption of vacant possession.

Verification

We recommend that before any financial transaction is entered into based upon these Valuations, you obtain verification of any third-party information contained within our report and the validity of the assumptions we have adopted.

We would advise you that whilst we have valued the Properties reflecting current market conditions, there are certain risks which may be, or may become, uninsurable. Before undertaking any financial transaction based upon this Valuation, you should satisfy yourselves as to the current insurance cover and the risks that may be involved

Valuer	The Property has been valued by a valuer who is qualified for the purpose of the Valuation in accordance with the Red Book.

Independence

should an uninsured loss occur.

We confirm that during the last two years CBRE Ltd (or other companies forming part of the same group of companies within the UK) have acted for the borrower, however the total fees, including the fee for this assignment, earned by CBRE Ltd from the borrower are less than 5.0% of the total UK revenues.

The total fees, including the fee for this assignment, earned by CBRE Ltd (or other companies forming part of the same group of companies within the UK) from the Addressee (or other companies forming part of the same group of companies) is less than 5.0% of the total UK revenues.

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC | VENUS PORTFOLIO

Previous Involvement and Conflicts of Interest

We confirm that we valued the portfolio in 2019 on behalf of Morgan Stanley Collateral Valuation Team and Morgan Stanley Bank International Limited in October 2019. We do not consider this to be a conflict.

The CBRE Valuation SpA and Capital Markets teams advised a potential buyer of the assets in Trazzano and Masselengo for acquisition purposes. We understand this involvement has been formally accepted by all relevant parties subject to appropriate information barriers being implemented.

We valued the portfolio for secured lending in July 2020 on behalf of Situs Asset Management Ltd as agent for the Finance Parties (as defined in the Senior Facilities Agreement dated 31 October 2019 and amended from time to time). This instruction as been completed.

We received written confirmation to proceed.

Copies of our conflict of interest checks have been retained within the working papers.

Reliance	The contents of this Report may only be relied upon by:

i) Addressees of the Report; and

ii) Parties who have received prior written consent from CBRE in the form of areliance letter;

for the specific purpose set out herein and no responsibility is accepted to any third party for the whole or any part of its contents.

Publication	Neither the whole nor any part of our report nor any references thereto may be included in any published document, circular or statement nor published in any way without our prior written approval of the form and context in which it will appear. Such publication of, or reference to this report will not be permitted unless it contains a sufficient contemporaneous reference to any departure from the Red Book or the incorporation of the special assumptions referred to herein.

	Yours faithfully	Yours faithfully

	XXXXX	XXXXX

	MRICS Executive Director	MRICS Associate Director
	RICS Registered Valuer	RICS Registered Valuer
	For and on behalf of CBRE	For and on behalf of CBRE Limited
Limited
+44 XXXXX
	+44 XXXXX	XXXXX
XXXXX

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC | VENUS PORTFOLIO

Schedule of Values

Property name	Address	Property Type	Tenure	Total (€)	Special Assumption (Vacant Possession Value)(€)
Lainate	Via Fangio, 11, Lainate, Italy	Industrial & Logistics	Freehold	19,000,000	15,350,000
Casandrino 2	Via paolo Borsellino, Casandrino, Italy	Industrial & Logistics	Freehold	6,940,000	5,460,000
Casandrino 1	Via paolo Borsellino, Casandrino, Italy	Industrial & Logistics	Freehold	1,270,000	966,820
Bologna 2	Bologna Interporto, Bentivoglio, Italy	Industrial & Logistics	Freehold	859,300	859,300
San Mauro 2	Via Umbria, 5, San Mauro (TO), Italy	Industrial & Logistics	Freehold	693,000	576,100
Bracchi 1	Via Venezia, 443, Bergamo, Italy	Industrial & Logistics	Freehold	1,130,000	714,260
Bracchi 2	Via Veneziana, 443, Bergamo, Italy	Industrial & Logistics	Freehold	4,390,000	3,210,000
Paese	Via Gonella, 6, Treviso, Italy	Industrial & Logistics	Freehold	1,710,000	1,260,000
Bracchi 3	Via Veneziana, 443, Bergamo, Italy	Industrial & Logistics	Freehold	6,800,000	5,650,000
Bracchi 4	Via Veneziana, 443, Bergamo, Italy	Industrial & Logistics	Freehold	14,190,000	11,880,000
Bracchi 5	Via Veneziana, 443, Bergamo, Italy	Industrial & Logistics	Freehold	799,190	116,780
Bracchi 6+7	Via Veneziana, 443, Bergamo, Italy	Industrial & Logistics	Freehold	5,840,000	3,510,000
Bracchi 8	Via dei Quadretti, Bergamo, Italy	Industrial & Logistics	Freehold	7,280,000	5,750,000
Rho	Via San Martino, 70, Rho, Italy	Industrial & Logistics	Freehold	20,570,000	14,850,000
Tivoli II	Via Cesurini, 4, Tivoli, Italy	Industrial & Logistics	Freehold	16,150,000	12,830,000
Prato	Via del Purgatorio, 62, Prato, Italy	Industrial & Logistics	Freehold	2,850,000	2,290,000
Arezzo	Via Chiari 15, Arezzo, Italy	Industrial & Logistics	Freehold	2,950,000	2,950,000
Marcon 2	Via Venier - Via Pialoi, Marcon (VE), Italy	Industrial & Logistics	Freehold	1,380,000	986,090
Settimo Torinese	Via de Nicola, 62, Settimo Torinese (TO), Italy	Industrial & Logistics	Freehold	1,580,000	1,270,000
Marcon 1	Via Venier, 68-74, Marcon (VE), Italy	Industrial & Logistics	Freehold	944,100	695,550
Montebelluna	Via Fermi, 14-20, Montebelluna, Italy	Industrial & Logistics	Freehold	341,100	256,060

Portfolio Total (€)				117,666,690	91,430,960

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC | VENUS PORTFOLIO

Sources of Information	We have carried out our work based upon information supplied to us by the Borrower, which we have assumed to be correct and comprehensive. This includes the following key information: Tenancy and General Property Related Information

• Tenancy schedule file titled ‘Venus_Asset_List_for_Bidding_20210921’

• Operational Cost and Capex plan file titled ‘Venus_Asset_List_for_Bidding_20210921’

Due Diligence

• Project Bianchi – Legal Red Flag Report prepared by Clifford Chance and dated 17 November 2021

Technical and Environmental Phase I Due Diligence Report prepared by EY and

• Reinstatement Costs Assessment prepared by Ernst & Young and dated November 2021

Source of Information and scope of work

Inspection	The Properties were internally and externally inspected.

Please refer to each property report for date of inspection and the attending surveyor.

Areas	We have not measured the Property but have relied upon the floor areas provided to us by the Borrower, as set out in this report, which we have assumed to be correct and

Environmental Considerations

We have been provided with Technical and Environmental Phase I Due Diligence Report prepared by EY and dated November 2021

We have not been instructed to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the property or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

Services and Amenities	We understand that the Properties are located in an area served by mains gas, electricity, water and drainage.

None of the services have been tested by us.

Repair and Condition

We have not carried out building surveys, tested services, made independent site investigations, inspected woodwork, exposed parts of the structure which were covered, unexposed or inaccessible, nor arranged for any investigations to be carried out to determine whether or not any deleterious or hazardous materials or techniques have been used, or are present, in any part of the Property. We are unable, therefore, to give any assurance that the Property is free from defect.

We have seen a copy of a building survey carried out by EY and dated November 2021.

Town Planning	We have not undertaken planning enquiries.

Titles, Tenures and Lettings

Details of title/tenure under which the Properties are held and of lettings to which it is subject are as supplied to us. We have not generally examined nor had access to all the deeds, leases or other documents relating thereto. Where information from deeds, leases or other documents is recorded in this report, it represents our understanding of the relevant documents. We should emphasise, however, that the interpretation of the documents of title (including relevant deeds, leases and planning consents) is the responsibility of your legal adviser.

We have not conducted credit enquiries on the financial status of any tenants. We have, however, reflected our general understanding of purchasers’ likely perceptions of the financial status of tenants

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC | VENUS PORTFOLIO

Valuation Assumptions

Capital Values

The Valuation has been prepared on the basis of “Market Value”, which is defined in the Red Book as:

“The estimated amount for which an asset or liability should exchange on the Valuation Date between a willing buyer and a willing seller in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

The Valuation represents the figure that would appear in a hypothetical contract of sale at the Valuation Date. No adjustment has been made to this figure for any expenses of acquisition or realisation - nor for taxation which might arise in the event of a disposal.

No account has been taken of any inter-company leases or arrangements, nor of any mortgages, debentures or other charge.

Rental Values

Unless stated otherwise rental values indicated in our report are those which have been adopted by us as appropriate in assessing the capital value and are not necessarily appropriate for other purposes, nor do they necessarily accord with the definition of Market Rent in the Red Book, which is as follows:

“The estimated amount for which an interest in real property should be leased on the Valuation Date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

Fixtures, Fittings and Equipment

Where appropriate we have regarded the shop fronts of retail and showroom accommodation as forming an integral part of the building.

Landlord’s fixtures such as lifts, escalators, central heating and other normal service installations have been treated as an integral part of the building and are included within our Valuations.

Process plant and machinery, tenants’ fixtures and specialist trade fittings have been excluded from our Valuations.

All measurements, areas and ages quoted in our report are approximate.

Environmental Matters	In the absence of any information to the contrary, we have assumed that:
a) the Properties are not contaminated and is not adversely affected by any existing or proposed environmental law;

b) any processes which are carried out on the Properties which are regulated by environmental legislation are properly licensed by the appropriate authorities;

c) the Properties possesses current energy performance certificates as required under government directives.

d)  the Properties are either not subject to flooding risk or, if it is, that sufficient flood defences are in place and that appropriate building insurance could be obtained at a cost that would not materially affect the capital value; and

e) invasive species such as Japanese Knotweed are not present on the Properties.

Repair and Condition	In the absence of any information to the contrary, we have assumed
a) there are no abnormal ground conditions, nor archaeological remains, present which might adversely affect the current or future occupation, development or value of the Properties;

b) the Properties are free from rot, infestation, structural or latent defect;

c)  no currently known deleterious or hazardous materials or suspect techniques, including but not limited to Composite Panelling, ACM Cladding, High Alumina Cement (HAC), Asbestos, have been used in the construction of, or subsequent

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DATE OF VALUATION: 1 OCTOBER 2021 | BANK OF AMERICA EUROPE DAC | VENUS PORTFOLIO

d) the services, and any associated controls or software, are in working order and free from defect.

We have otherwise had regard to the age and apparent general condition of the Properties. Comments made in the property details do not purport to express an opinion about, or advise upon, the condition of uninspected parts and should not be taken as making an implied representation or statement about such parts.

Title, Tenure, Lettings, Planning, Taxation and Statutory & Local Authority Requirements	Unless stated otherwise within this report, and in the absence of any information to the contrary, we have assumed that:
a) the Properties possesses a good and marketable title free from any onerous or hampering restrictions or conditions;

b)  the building has been erected either prior to planning control, or in accordance with planning permissions, and has the benefit of permanent planning consents or existing use rights for their current use;

c) the Properties is not adversely affected by town planning or road proposals;

d)  the building complies with all statutory and local authority requirements including building, fire and health and safety regulations, and that a fire risk assessment and emergency plan are in place;

e)  only minor or inconsequential costs will be incurred if any modifications or alterations are necessary in order for occupiers of each Property to comply with the provisions of the relevant disability discrimination legislation;

f) all rent reviews are upward only and are to be assessed by reference to full current market rents;

g) there are no tenant’s improvements that will materially affect our opinion of the rent that would be obtained on review or renewal;

h) tenants will meet their obligations under their leases, and are responsible for insurance, payment of business rates, and all repairs, whether directly or by means of a service charge;

i) there are no user restrictions or other restrictive covenants in leases which would adversely affect value;

j) where appropriate, permission to assign the interest being valued herein would not be withheld by the landlord where required;

k) vacant possession can be given of all accommodation which is unlet or is let on a service occupancy.

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PROPERTY REPORTS

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN1 - Lainate BANK OF AMERICA EUROPE DAC 01-Oct-2021

Lainate - Via Fangio, 11, Lainate, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	19,000,000
Market Value (per sm)	704
Net Initial Yield	4.33%
Reversionary Yield	4.87%
Equivalent Yield	4.50%
Gross Income (p.a.)	1,067,892
Gross Income (p.a.) (per sm)	40
* Adj. Gross Income	1,067,892
Adj. Gross Income (per sm)	40
Net Income (p.a.)	852,605
Net Income (p.a.) (per sm)	32
Gross Rental Value	1,296,000
Gross Rental Value (per sm)	48
Capital Expenditure	-270,000
Transaction Costs	3.50%
Over / Under Rented	-17.60%

KEY FACTS
Metric	Value
Total Area (sm)	27,000
WAULT to Break by Rent	8.27
WAULT to Break by ERV	8.20
WAULT to Expiry by Rent	8.27
WAULT to Expiry by ERV	8.20
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	3
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Nippon Express	1.62	7.62	13,500	485,777	648,000	45.5%
Galardi	3.09	9.09	6,300	300,225	302,400	28.1%
Columbus	2.50	8.50	7,200	281,890	345,600	26.4%
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	2.19	8.20	27,000	1,067,892	1,296,000	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN1 - Lainate BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

LAINATE

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 19,000,000 (Nineteen Million Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA FANGIO, 11, 20020 LAINATE (MI)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good macro location, as the property is very close to the A8 and A9 motorways	• High competition within the surrounding area of Milan

• Located within core Milan submarket, though in the north-western area	• CapEx budget necessary to refurbish the building

• Good accessibility to the Milan city centre and surrounding area

• Good clear height (11 m)

OPPORTUNITIES	THREATS
• Strong interest for Grade A good logistic warehouse

• Ongoing improvement in property market and strong demand for investments with good covenants

LOCATION & SITUATION

LOCATION	The subject property is located in Lainate, a town approximately 22 km northwest of Milan city center, in Lombardy region, north of Italy.

Lainate is a municipality of about 26,000 inhabitants and is characterized by a high density of industries. The municipality is bounded to the east by SP233 Varesina, to the west and to the south by the A8 motorway connecting Milan to Varese, to the north by the A9 motorway connecting Milan to Como.

More precisely, the subject property is located in via San Fangio 11, in an industrial area called “Lainate Business Park”, located some 5 km east from the city centre of Lainate.

The property benefits from very good accessibility to main roads, being located in close proximity to the A8 (Milan-Varese motorway) and to the A9 (Milan-Como motorway).

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The surroundings are mainly characterized by other industrial buildings and come commercial activities.

Concerning the presence of public transportation in the area, it can be considered fair, with the connection from the Milan Cadorna train station to the Garbagnate Milanese station, which is located at some 2 km from the subject property.

Furthermore, the international airport of Milano Linate is located some 36 km south-east, and Milano Malpensa international airport is also located at about 36 km north west.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists in a logistics building that was built in 1992 and was refurbished in 2017.

We understand from the TDD report prepared by Arcadis and dated 29th October 2021 that the Asset is composed by a part of a warehouse building and divided into other compartmentalized areas. The building is developed on 2 floors above ground and 1 floor underground (tunnel). The part of the building leased to Galardi is composed by a warehouse area made by industrial flooring and a service block at ground and first floor, in this block there is the office area with the toilets and changing rooms, the floor is made by suspended linoleum tiles and ceramic tiles. The part of the building leased to Columbus is composed by a warehouse area made by industrial flooring and a service block at ground and first floor, in this block there is the office area with the toilets and changing rooms, the floor is made by suspended linoleum tiles and ceramic tiles. The first floor is not used and results in poor conditions due to an old water leak from a skylight. The part of the building leased to Nippon is the biggest one, is composed by a warehouse area made by industrial flooring and a service block at ground and first floor, in this block there is the office area with the toilets and changing rooms, the floor is made by suspended linoleum tiles and ceramic tiles. Furthermore, inside this part is also available a controlled temperature cell.

Externally the building is provided by 42 loading bays located in the north and south area and by 7 industrial doors. The facades are made by precast concrete covered by metallic sheet. The lowest part roof is made by a precast concrete covered with waterproofing membrane and by metal sheets, provided with polycarbonate translucent skylights. The highest part of the roof (shed shape) is made by metal frame covered with waterproofing membrane.

The TDD reports that electricity is supplied in Low Voltage (LV) from the Energy supplier cabins (Eco & Power Ambrosiana, S.r.L.), one located in the area occupied by Nippon Express and the other one next to the condominium firefighting pump station to the electrical meters; potable water is supplied from the municipality main and there are n. 2 main water meters to the condominium (one dedicated to potable water and the other one to the firefighting systems) while sanitary hot water is generated by electric boilers; in the area occupied by the tenant Galardi there are installed heat pumps to supply heating/cooling to the offices, the outdoor units are located on the

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mezzanine; in the area occupied by the tenant Nippon Express, there are installed n. 2 heat pumps located next to the external stair to the access to the 1st floor of the offices. Also, there are installed some heat pumps units to supply heating/ cooling to the ground floor of the offices area. Air heaters are installed in the warehouse like in the case of the Galardi area and the tenant Nippon Express has installed a cold storage room within his area. In the area occupied by Columbus there are installed split units for heating and cooling and Air heaters are installed in the warehouse like in the case of the Galardi area. Air renewal is granted by natural ventilation in offices and in the warehouse. There are installed extractors in the toilets. Air renewal in the forklift charging room/areas is granted by extractors and grills. There are not installed Air Handling Units (AHUs) in the logistic complex.

Furthermore, we understand that lighting in Galardi area has been replaced by LED lamps in part of the warehouse and offices. In Nippon Express has been replaced by LED lamps in part of the offices.

We read that from a visual inspection, overall, the main MEP systems result in fair to poor condition, with some components near the end of their lifecycle and the Asset is in general fair condition.

Summary of known specification (subject to availability):

	Characteristic	Result
	Built / Renovation	Built in 1992

Renovated in 2020
	Eaves Height	12- 14 m
	No. of loading Doors	53
	Loading Door Ratio (/1k sqm)	1.8
	Floor loading	N.a.
	Cross-Dock	Double- sided
	Warehouse (% of GLA)	88.5%
	Site Coverage Ratio	N.a.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 29/10/2021 and we detected a slight discrepancy of less than 5%. Therefore, we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions

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that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	23,882
	Office	3,118
TOTAL		27,000
Site Area		37,350

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 29th October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition, we were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €270,000.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €270,000, plus a capital allowance, based on the information included within the Technical Due Diligence, of €119,648 (€4.43/sqm p.a.) starting 12 months from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 29 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to asbestos containing materials and wastewater management. It is suggested to provide documentation about former asbestos removal and in case to perform an ACMs mapping survey. Regarding the wastewater management, the missing documentation is requested.

TENURE	We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 29 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 22 November 2021, the Project Bianchi Legal Red Flag Report, dated 17 November 2021 and the Draft of PSPA Agreement between Kryalos Sgr Spa and Smeraldo Srl.

As per the LDD report, we understand that the property is owned by Unicredit Leasing Spa (formerly MCC Mediocredito Central Spa) and BNP Paribas Lease Group SpA (formerly Locafit – Locazione Macchinari Industriali S.p.A.) (collectively, the “Lainate Financial Lessors”), which acquired the Lainate Asset pursuant to a sale and transfer deed entered into on June 12, 2007 before the Notary Public XXXXX (Rep. No. XXXXX) from ABP S.r.l.

The Lainate Asset is held by the Seller in its position as financial lessee under a financial lease agreement entered into on June 12, 2007 with the Lainate Financial Lessors (formal owners of the Lainate Asset) and Smeraldo S.r.l. as the lessee (utilizzatore) under a financial lease agreement dated 12 June 2007

The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the asset by a real estate alternative investment fund managed by Kryalos SGR S.p.A. and participated by one or more entities advised by The Blackstone Group International Partners LLP (the “Purchaser”).

The report summarizes topics relating to the Company and the Real Estate Complex, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 22 November 2021 and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

The salient terms of the occupational lease are summarised as follows:

Tenant 1 Name:	Nippon Express

Lease Length:	6+6 years starting from 15/05/2017

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AMERICA EUROPE DAC

Rent:	€485,777

Rent Review:	75% ISTAT

Break Option:	6 months rolling break option

Incentives:	No

Tenant 2 Name:	Galardi

Lease Length:	6+6 years starting from 02/11/2018

Rent:	€300,225

Rent Review:	75% ISTAT

Break Option:	6 months rolling break option starting from 01/05/2021

Incentives:	No

Tenant 3 Name:	Columbus

Lease Length:	6+6 years starting from 01/04/2018

Rent:	€281,890

Rent Review:	75% ISTAT

Break Option:	6 months rolling break option starting from 01/04/2024

Incentives:	No

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:
Revenue Deductions

• Property Tax equal to €160,904 per annum, provided by Client

• Insurance equal to €40,500 per annum, provided by Client

• Property Management equal to 0.8% on Rental Revenues per annum, CBRE assumption

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to €119,648, as reported within the TDD

Capital Expenses

• Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €270,000

• Letting Fees equating to 10% of Rental Revenue.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €47 and €57 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the evidence table appended, we would highlight the two letting transactions to Duplomatic and Partesa (for Heineken) in Lainate in 2018, in terms of location and characteristics. We note that prime rent has shown slight increase since 2018 therefore we would consider a slight adjustment with respect to them.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	48

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the Transaction in Trazzano sul Naviglio, a warehouse of some 25,572 sqm acquired by Kryalos Sgr, reflecting a capital value of €696/sqm and a Net yield of 6.50%. We would consider the comparable relevant in terms of location and charactertistics, therefore if put on the market, we would expect the subject property to reflect a slightly higher capital value.

For the valuation of this asset, we targeted a net initial of 4.5% which indicates a capital rate per sq m of approx. €700, after allowing for purchaser’s costs equating to 3.50%.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€19,000,000

(Nineteen Million Euro)

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

• Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.50%, resulting in a total value of €15,350,000 equating to a capital rate of €5769 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 19 November 2021 in which the total reinstatement cost is estimated to be equal to €14,700,000, including demolition costs and fees, with an estimated blended construction rate of €426 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Lainate (MI)	E-commerce/Omnichannel	Q2 2021	6,000	Gruber Logistics	—	—	€342,000	57	Better
Arese (MI)	Last Mile	Q1 2021	5,940	Dap Sides	6+6 years	—	€297,000	50	Better (Last Mile characteristics)
Arese (MI)	E-commerce/ Omnichannel	Q1 2021	6,000	GM International	6 years	—	€300,000	50	Better
Arese (MI)	Retail	Q2 2019	6,000	JFC Italia Srl	—	—	€312,000	52	Better
Arese (MI)	E-commerce/ Omnichannel	Q1 2019	6,000	Conserva	—	—	€312,000	52	Better
Lainate (MI)	Manufacturing	Q4 2018	3,200	Duplomatic	6 years	—	€150,400	47	Similar
Lainate (MI)	Retail	Q2 2018	7,000	Partesa (per Heineken)	—	—	€329,000	47	Similar
Lainate (MI)	E-commerce/ Omnichannel	Q4 2017	8,000	GLS	—	—	€440,000	55	Better,

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AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Trezzano sul Naviglio (MI)	Distribution & Logistics	Q1 2021	25,572			17,800,000	6.50%	696	Similar dimension and location
Marcallo con Casone (MI)	Last Mile	Q4 2020	12,700			7,400,000	7.20%	583	Different building characteristics
Arluno (MI)	Distribution & Logistics	Q3 2020	19,994			10,500,000	7.50%	525	Similar location, worse building characteristics
Liscate (MI)	Distribution & Logistics	Q3 2020	46,503			35,500,000	5.15%	763	Better location, higher dimension
Carpiano (MI)	Distribution & Logistics	Q1 2020	76,405			66,000,000	5.24%	867	Better location, higher dimension

PROPERTY ID:	VEN2 - Paese
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

Paese - Via Gonella, 6, Treviso, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	1,710,000
Market Value (per sm)	222
Net Initial Yield	10.47%
Reversionary Yield	11.52%
Equivalent Yield	8.00%
Gross Income (p.a.)	229,724
Gross Income (p.a.) (per sm)	30
*Adj. Gross Income	229,724
Adj. Gross Income (per sm)	30
Net Income (p.a.)	185,388
Net Income (p.a.) (per sm)	24
Gross Rental Value	269,500
Gross Rental Value (per sm)	35
Capital Expenditure	-577,500
Transaction Costs	3.50%
Over / Under Rented	-14.76%

KEY FACTS
Metric	Value
Total Area (sm)	7,700
WAULT to Break by Rent	7.75
WAULT to Break by ERV	7.75
WAULT to Expiry by Rent	7.75
WAULT to Expiry by ERV	7.75
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
DB Group	1.75	7.75	7,700	229,724	269,500	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	1.75	7.75	7,700	229,724	269,500	100.0%

PROPERTY ID:	VEN2 - Paese
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PAESE

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 1,710,000 (One Million Seven Hundred Ten Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA GONELLA, 6, 31038 POSTIOMA (TV)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Fully let to single tenant.	• WALB of only 1.75 years

• Well established industrial location with good road connections	• Secondary macro location • Office space in average condition and under utilised.

• Good stud height and efficient space	• Building obsolescence

OPPORTUNITIES	THREATS
• Re-gearing lease with rents to market levels

• Refurbishment of office space, with full utilisation of this area

• Split warehouse for multi-let, if current tenant vacates.

LOCATION & SITUATION

LOCATION	The subject property is located in Postioma, a fraction of the municipality of Paese, approximately 9.5 km north west of Treviso, in Veneto region, north east of Italy.

Postioma is a small town of about 3,000 inhabitants, crossed by two important roads of ancient origins (Postumia and Feltrina) and located about 6 km far from Paese, in an area characterized by the presence of many artificial canals deriving from Piave river. Accessibility is fair thanks to the presence of SR 348 that crosses the municipality of Postioma and connects itto Treviso to the south and Montebelluna to the north.

More precisely, the subject property is located in via Guido Gonella, 6, in an industrial area in the southern part of Postioma, bounded to the north by SR348 and via Calleselle to the south.

The level of additional services such as bars and restaurants is poor, mainly located to the north towards the center of Postioma. Concerning the presence

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AMERICA EUROPE DAC

of public transportation in the area, it can be considered quite poor as well, with only two bus stops 800 m far, while the nearest railway station is the one of Postioma about 1,6 km far from the subject property.

The surroundings are mainly characterized by agricultural lands to the north and to the south and by industrial or residential properties to the west and to the east.

PROPERTY DESCRIPTION

DESCRIPTION	The property comprises a warehouse building which is fully let to a single tenant and provides efficient space for logistics operators. The property is situated in an established industrial area in Paese with similar surrounding uses. The building occupies a large portion of the site and is positioned towards the northern edge of the property, with vehicle access also on the northern side which is suitable for cars, light trucks and heavy vehicles.

The logistics building was built in 2004 and comprises open plan warehouse accommodation to the majority of the building which is single level, and a multi level office to the north western side of the property. Construction comprises concrete slab foundation, concrete structure and slab walls, flat roofing which is supported by steel portal beams. There are 36 loading docks to the south western side of the building which provides good access and loading facilities, as well as providing an element of natural light. Supplementing this natural light is fluorescent lighting throughout the warehouse. The warehouse has an internal clear height of 10.2 metres to the underside of the portal beams, and also has one central line of concrete columns spanning the length of the warehouse.

In addition to the loading docks, there are fire doors on the other side of the building providing adequate fire egress.

The lined offices are positioned at the north western side of the building and comprise multi levels with the total height in line with the warehouse. The offices are currently unused by the tenant and therefore in an average condition, however if required the space could be in better condition with limited works required.

Access to the site is via the north corner of the property, with a security gate providing access to authorised vehicles. This access is adequate for heavy vehicles and leads around the side of the building where the offices are located to the rear of the property where the loading docks are positioned. At the rear, the site declines slightly so the heavy trucks are in line with height requirements for the warehouse docks. There is no thorough fare through the property, and vehicles must turn around and use the same access to exit the asset as they did to enter. There is adequate space for truck manoeuvring in the rear yard.

From the TDD prepared by Arcadis dated 29 October 2021 we understand that electricity is reportedly supplied in Medium Voltage (MV); potable water is supplied from the municipality main and it is principally supplied to the toilets and changing rooms, while electric boilers generate sanitary hot water; a split type heat pump system only provides heating and cooling to some offices located within the warehouse.

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AMERICA EUROPE DAC

	The TDD reports that from a visual inspection, overall, the main MEP systems result in fair to poor condition depending on the area.

	Summary of known specification (subject to availability):

	Characteristic	Result
	Built / Renovation	2004
	Eaves Height	10.2 m
	No. of loading Doors	36
	Loading Door Ratio (/1k sqm)	4.7
	Floor loading	N.a.
	Cross-Dock	Front loading
	Warehouse (% of GLA)	89%
	Site Coverage Ratio	N.a.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”. These are as setout below.

	We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 29/10/2021 and we detected a slight discrepancy of less than 5%. Therefore, we considered the GLA provided by Borrower reliable In Italy, the market practice uses the Gross Leasable Area [GLA].

	The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

	Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	6,840
	Office	860
TOTAL		7,700
Site Area		16,200

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 29th October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €577,500.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €577,500, plus a capital allowance, based on the information included within the Technical Due Diligence, of €20,650 (€2.68/sqm p.a.) starting 12 months from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 29 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to asbestos containing materials, wastewater management and underground storage tanks and potential soil contamination. It is recommended to perform an asbestos mapping survey to assess the presence of any ACM, to provide missing documentation regarding the wastewater management and it is suggested to perform a Phase 2 survey to assess any contamination risk.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE	We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 29 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 22 November 2021, the Project Bianchi Legal Red Flag Report, dated 17 November 2021 and the Draft of PSPA Agreement between Kryalos Sgr Spa and Smeraldo Srl.

As per the LDD report, we understand that the property is owned by Smeraldo S.r.l., which acquired the Paese Asset pursuant to a contribution in kind of the Paese Asset in favor of Smeraldo S.r.l. executed on December 28, 2020 before the Notary Public XXXXX (Repertorio No. XXXXX).

The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the asset by a real estate alternative investment fund managed by Kryalos SGR S.p.A. and participated by one or more entities advised by The Blackstone Group International Partners LLP (the “Purchaser”).

The report summarizes topics relating to the subject property, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 22 November 2021 and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	DB Group

Lease Length:	6+6 starting from 01/07/2011

Rent:	€229,724

Rent Review:	75% ISTAT

Break Option:	12 months rolling break option

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €29,800 per annum, provided by Client

• Insurance equal to €11,550 per annum, provided by Client

• Property Management equal to 0.80% on Rental Revenue per annum; assumed by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to €79,915, provided by Client

Capital Expenses

• Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €577,500

• Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €41 and €49 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the evidence table appended, we would highlight the letting transactions in Padua area, especially the letting to DHL in 2018. We would consider the comparable to reflect better characteristics standard logistics, therefore we would expect the subject property to achieve a slightly lower market rent.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:
Unit	Assumption
Warehouse Rental Value	EUR/ sq m	35

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the characteristics and state of repair of the subject property we have expanded the area of research focusing Grade B/C transactions. We note the ones in Milan Area, Grade C logistic warehouses reflecting a capital value in the range of €400/sqm. We would expect the subject property to reflect a lower capital value being within a secondary market (outskirts of Greater Veneto Corridor).

For the valuation of this asset, we adopted and Equivalent Yield of 8.00% which indicates a capital rate per sq m of approx. €220, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€1,710,000

(One Million Seven Hundred Ten Thousand Euros)

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 12 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

• Assumed the property is entirely vacant and allowed for a 12 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 9.00%, resulting in a total value of €1,260,000 equating to a capital rate of €164 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 19 November 2021 in which the total reinstatement cost is estimated to be equal to €4,700,000, including demolition costs and fees, with an estimated blended construction rate of €499 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Boara Pisani – Padova	E-commerce/Omnichannel	Q3 2021	16,220	XPO	—	—	—	44	Better
Padova	—	Q1 2021	8,082	Geologistics	—	—	—	41	Worse
Monselice	E-commerce/Omnichannel	Q1 2021	15,000	Servizi Logistici	—	—	—	45	Better
Vescovana – Padova	E-commerce/Omnichannel	Q4 2019	34,318	DMO	—	—	—	46	Better
Casier – Treviso	Manufacturing	Q3 2019	9,350	Toyota Tsusho Europe Sa	—	—	—	43	Better
Vescovana – Padova	E-commerce/Omnichannel	Q4 2018	40,000	Geodis	—	—	—	42	Better
Limena – Padova	Retailer	Q1 2018	20,000	DHL	6	—	—	36	Grade B, Similar

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Fiumicino (RM)	Distribution & Logistics	Q3 2021	15,000	—	—	€4,900,000	—	327	Better, Grade B logistic characteristics
Parma, (PR)	Distribution & Logistics	Q3 2021	14,000	—	—	€6,440,000	5.00%	460	Better, Grade B logistic characteristics
Settala (MI)	Distribution & Logistics	Q3 2019	12,000	—	—	€5,085,000	6.27%	424	Better, Grade B logistic characteristics
Bomporto – Modena (MO)	Distribution & Logistics	Q2 2019	13,800	—	—	€5,800,000	8.68%	420	Better, Grade B logistic characteristics

PROPERTY ID:	VEN3 - Prato
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

Prato - Via del Purgatorio, 62, Prato, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	2,850,000
Market Value (per sm)	620
Net Initial Yield	6.37%
Reversionary Yield	7.54%
Equivalent Yield	6.90%
Gross Income (p.a.)	264,000
Gross Income (p.a.) (per sm)	57
*Adj. Gross Income	264,000
Adj. Gross Income (per sm)	57
Net Income (p.a.)	187,843
Net Income (p.a.) (per sm)	41
Gross Rental Value	299,000
Gross Rental Value (per sm)	65
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-11.71%

KEY FACTS
Metric	Value
Total Area (sm)	4,600
WAULT to Break by Rent	11.82
WAULT to Break by ERV	11.82
WAULT to Expiry by Rent	11.82
WAULT to Expiry by ERV	11.82
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
My Studio	5.81	11.82	4,600	264,000	299,000	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	5.81	11.82	4,600	264,000	299,000	100.0%

PROPERTY ID:	VEN3 - Prato
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PRATO

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 2,850,000 (Two Million Eight Hundred Fifty Thousand Euro)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA DEL PURGATORIO, 62, 59100 PRATO (PO)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Freehold	• High site coverage (> 50%)

• Easy access from the provincial road SS 719	• Clear height not in line with market standards for modern logistics buildings

• Good maintenance conditions	• No warehouse modularity (possibility of multi-tenant platform)

OPPORTUNITIES	THREATS
• Good demand for logistics and light industrial space in the area	• 100% income risk to a single tenant, albeit a good covenant

• Continued compression in logistics net yields standing at 4.35% in September 2021 (40bps down from 4.75% in May 2021)

LOCATION & SITUATION

LOCATION	The subject property is located in the Municipality of Prato, a town approximately 23 km north west of Florence, in Tuscany, central Italy.

Prato is a municipality with approximately 193,641 inhabitants (ISTAT 2021), famous for its economy historically based on the textile industry, so that its district is the largest in Europe, being composed of about 7,000 fashion industries.

A11 Firenze- Mare motorway is one of the main communication routes that connects Pisa and Firenze and is easily accessible from Prato from its southern part. Furthermore, SS 719 crosses Prato municipality and runs towards Pistoia some 20 km west and Florence to the south, while A1 Milano- Napoli (Autostrada del Sole, the longest Italian motorway) intersects it to the south east.

More precisely, the subject property is located on via del Purgatorio, 62, in a small industrial area in the city of Prato not far from SS 719, which is some 8 minutes away by car. A good level of accessibility characterizes the area,

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

thanks to the proximity to the Prato Est A11 toll booth some 4.8 km far. Furthermore, the A1 motorway can be reached in about 23 minutes by car by Villa Costanza toll booth and the closest airport is the one of Florence, located only 14 km south.

The level of additional services such as bars and restaurants is fair, mainly located to the north towards the city centre. Concerning the presence of public transportation in the area, it can be considered good, with several bus stops nearby (the closest one is only 350 m far), and the nearest railway station is the one of Prato Centrale about 3,3 km north from the subject property.

The surroundings are mainly characterized by mixed light industrial and residential units.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is accessible from Via del Purgatorio, 62 via a private driveway. The property sits behind an existing office block and cannot be clearly seen from the road.

At the end of the driveway is a small parking and loading area. We understand the subject is made up of two adjoining buildings, herein Building A and B.

Building A is a 1958 three storey warehouse of concrete construction beneath a pitched roof with roof lights. The main warehouse on the ground floor comprises an open space unit with staff’s ancillary rooms.

There is a single staircase at the property leading to all levels. The upper floors both comprise an open space warehouse/storage space with toilets on the right hand side.

At the time of our inspection, Building A was entirely vacant. The property has been recently redecorated and is in good condition overall, although there are visible cracks on the third floor. Some upgrades have been made on the upper levels including a new lighting system and installation of roof supporting steel beams.

The second part (Building B) of the subject comprises three warehouses with links and a rear extension. Two warehouses are interconnected comprising an open space accommodation, with one separated by a bricked wall.

The property is entirely used in connection with textile facilities, either for storage or production purposes. The warehouses are beneath a pitched roof with roof lights and windows to the front parking area.

From the TDD prepared by Arcadis dated 29 October 2021 we understand that no centralised or autonomous heating/cooling system are provided; the old system heating system has been dismissed; no split units are installed for the office areas; in the offices the lighting is with fluorescent tubes, meanwhile in the warehouses is Led recently installed; no emergency lighting was found in the offices; electricity is supplied in Low Voltage (LV) from the meter installed in a metallic box near the entrance road, where there are also the general electrical panel and the panel to supply the three warehouses and the panel for the Firefighting pumps station; potable water is supplied from the municipality main and there are n. 2 main water meters one for potable water and the other one to the firefighting system; extraction fans are installed in the toilets.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

	We understand that in 2020-2021, the Firefighting Hydrant system, Low Voltage Electrical and lighting system, Water supply and drains of toilets and the Goods Lift have been subject to installation (Hydrant) or refurbishment works, but from a visual inspection, overall the main MEP systems result in poor condition and not subject to a regular preventive maintenance.

	Summary of known specification (subject to availability):

	Characteristic	Result
	Built / Renovation	Built in 1992 Renovated in 2021
	Eaves Height	4.5 m
	No. of loading Doors	4
	Loading Door Ratio (/1k sqm)	0.9
	Floor loading	N.a.
	Cross-Dock	Front loading
	Warehouse (% of GLA)	97%
	Site Coverage Ratio	72%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

	We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 29/10/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

	These are as set out below.

	In Italy, the market practice uses the Gross Leasable Area [GLA].

	The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

	Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	4,482
	Office	118
TOTAL		4,600
Site Area		6,400

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 29th October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition, we were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €0.00.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €0, plus a capital allowance, based on the information included within the Technical Due Diligence, of €53,246 (€11.58/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 29 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to asbestos containing materials and manmade vitreous fibres. It is recommended to develop/provide an asbestos management plan.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE	We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 29 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 22 November 2021, the Project Bianchi Legal Red Flag Report, dated 17 November 2021 and the Draft of PSPA Agreement between Kryalos Sgr Spa and Smeraldo Srl.

As per the LDD report, we understand that the property is owned by Smeraldo S.r.l., which acquired the Prato Asset pursuant to a contribution in kind of the Prato Asset in favor of Smeraldo S.r.l executed on December 28, 2020 before the Notary Public XXXXX (Repertorio No. XXXXX).

The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the asset by a real estate alternative investment fund managed by Kryalos SGR S.p.A. and participated by one or more entities advised by The Blackstone Group International Partners LLP (the “Purchaser”).

The report summarizes topics relating to the subject property, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 22 November 2021 and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	My Studio S.r.l.

Lease Length:	6+6 starting from 23/07/2021

Rent:	€264,00

Rent Review:	75% CPI ISTAT

Break Option:	6 mo prior written notice for “serious causes”.

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €12,579 per annum, provided by Client

• Insurance equal to €6,900 per annum, provided by Client

• Property Management equal to 0.80% on Rental Revenue per annum; assumed by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to €53,246, provided as per TDD

Capital Expenses

• Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €72 and €100 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the evidence table appended, we would highlight the letting transaction in Prato, reflecting an annual rent of €72/sqm. We would consider the comparable to have a similar location, but present better characteristics, therefore would expect the subject property to achieve a lower rental value.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	65

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Within the evidence table appended, we would highlight the Transaction in San Miniato as the most recent and relevant. We understand the transacted property represents Grade A characteristics, fully occupied on a long lease term. If put on the market, we would expect the subject property to reflecta lower yield.

For the valuation of this asset, we targeted a Reversionary yield of 7.50% which indicates a capital rate per sq m of €620, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€2,850,000

(Two Million Eight Hundred Fifty Thousand
Euros)

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 12 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

• Assumed the property is entirely vacant and allowed for a 12 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 7.90%, resulting in a total value of €2,290,000 equating to a capital rate of €498 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 19 November 2021 in which the total reinstatement cost is estimated to be equal to €2,500,000, including demolition costs and fees, with an estimated blended construction rate of €449 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M		COMPARABLE VS SUBJECT PROPERTY
Prato	Logistics	Q4 2019	14,800	Italtrans	6	N.a.	€1,065,600		€72	Similar location, worse quality
Prato	Logistics (Courier)	Q4 2020	8,000	UPS	N.a.	N.a.	€800,000	>€	100	Similar location, worse quality
Sesto Fiorentino	Logistics	Q4 2017	2,500	3L	3 (sublease)	N.a.	€180,000		€72	Smaller size
Calenzano	Logistics	Q3 2017	7,000	Confidential	9	N.a.	€525,000		€75	Better quality and tenancy

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Prato	Distribution & Logistics	Q4 2019	15,310	—	—	€15,200,000	6,50%	€993	Better quality and tenancy
San Miniato, Sesto Fiorentino (portfolio of 4 assets)	Mixed	H1 2020	>50,000	—	—	Confidential	7,40%	—	Different location
Prato	Last mile	Q2 2021	5,860	—	—	—	—	—	Similar location
Various	Distribution & Logistics	Q3 2021	123,000	—	—	€119,925,000	<5,0%	—	Various location
Fiumicino (RM)	Distribution & Logistics	Q3 2021	15,000	—	—	€4,900,000	—	€327	Worst quality, different location
Parma	Distribution & Logistics	Q3 2021	14,000	—	—	€6,440,000	5.00%	€460	Different location, worse quality

PROPERTY ID:	VEN4 - Arezzo
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

Arezzo - Via Chiari 15, Arezzo, Italy

VALUATION METRICS	(currency -EUR)
Metric	Value
Market Value	2,950,000
Market Value (per sm)	355
Net Initial Yield	-2.00%
Reversionary Yield	6.67%
Equivalent Yield	4.50%
Gross Income (p.a.)	0
Gross Income (p.a.) (per sm)	0
*Adj. Gross Income	0
Adj. Gross Income (per sm)	0
Net Income (p.a.)	-61,278
Net Income (p.a.) (per sm)	-7
Gross Rental Value	332,000
Gross Rental Value (per sm)	40
Capital Expenditure	-1,070,700
Transaction Costs	3.50%
Over / Under Rented	—

KEY FACTS
Metric	Value
Total Area (sm)	8,300
WAULT to Break by Rent	—
WAULT to Break by ERV	—
WAULT to Expiry by Rent	—
WAULT to Expiry by ERV	—
Percentage of Vacancy (Area)	100.00%
Percentage of Vacancy (ERV)	100.00%
Number of Tenants	0
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	n/a	8,300	n/a	332,000	n/a

Total	—	—	8,300	0	332,000	100.0%

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

AREZZO

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 2,950,000 (Two Million Nine Hundred Fifty Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA CHIARI, 15, 52100 AREZZ0

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	29/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good accessibility from the A1 motorway	• The property is located with in a secondary location in Italy

• Good clear height (11.3 m)	• Low take-up within the surrounding area

• The property is currently fully vacant

OPPORTUNITIES	THREATS
• Good performance of the logistics market in 2020 and 2021	• CapEx budget necessary to refurbish the building, which currently appears to be abandoned

LOCATION & SITUATION

LOCATION	The subject property is located in the outskirts of Arezzo, a town approximately 80 km south east of Florence city center, in Tuscany region, centre of Italy.

Arezzo is a municipality of about 100,000 inhabitants located in Tuscany. The municipality is bounded to the west the A1 motorway connectin Milan to Naples, through other main cities in Italy such as Florence, Bologna and Rome and to the south east by the SS73 road.

More precisely, the subject property is located in via Chiari 15, in an industrial area located at some 5 km west of the city centre of Arezzo.

The property benefits from very good accessibility being located in close proximity to the A1 motorway.

The surroundings are mainly characterized by other industrial buildings.

The property is located at some 83 km from the Florence International Airport Amerigo Vespucci.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists in a logistics building that was built in 1992.

The building consists of an industrial warehouse of some 8,300 sqm, which is currently vacant.

We understand from the TDD report prepared by Arcadis and dated 22nd October 2021 that the Asset is a warehouse building that is adjacent to another one. In front of the building there is a tarmacadam yard and a vehicular and pedestrian access. In the property and around it, there are green areas.

The TDD reports that the Asset is constituted by one building and surrounding area, and it is developed only at ground floor. The building is incomplete and unfinished and is in a state of neglect since 2008, after the demolition of a span and reconstruction of the eastern façade. The building is composed by a large warehouse area, around 8,500 sqm, with industrial flooring made of concrete. The front façades are made of concrete panels. The windows are made by double translucent polycarbonate and aluminium frame. The roof is flat and covered by waterproof membrane. It is provided with polycarbonate translucent skylights and external drain to aluminium rainwater goods.

According to the external site inspection carried out and the abovementioned TDD, we understand that the building appears to be abandoned and in poor condition; the internal industrial floor is not complete on the eastern side. We understand that the internal portion of the building appears in poor condition; along the pillars and the façades on South side, there are visible signs of infiltration and mould, probably depending by rainwater regurgitation from the roof. The walls and industrial flooring need immediate refurbishment/replace civil works. The roof is in fair condition; remarkable signs of water stagnation have been noticed. Due to the presence of big openings in the eastern wall, there are a lot of pigeon nests between the ceiling beams. The façades appear from fair to good condition. There is not any complete loading bay, on the eastern façade there are just openings for their predisposition. Potentially, the building could be equipped with 18 loading bays.

We understand that the Asset has no Utilities supply and no internal MEP plants: the previous installations have been dismissed and no utilities connections have been found and probably the supplies of water and electricity must be requested again. No evidence was found about the presence of underground collecting network for the drain system (sewage and rainwater) and relevant discharge. In the warehouse there are cranes installed in each span. Ceiling mounted air heaters are dismissed, as the air extraction fan towers.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 1992 Partially refurbished in 2008
Eaves Height	11.3 m
No. of loading Doors	18

	Loading Door Ratio (/1k spm)	2.2
	Floor loading	N.a.
	Cross-Dock	Front loading
	Warehouse (% of GLA)	100%
	Site Coverage Ratio	41.5%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

	We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 29/10/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

	These are as set out below.

	In Italy, the market practice uses the Gross Leasable Area [GLA].

	The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

	Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	8,300
TOTAL		8,300
Site Area		20,000

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 29th October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

According to the site inspection carried out, the building appears to be abandoned. Furthermore, we have been informed that the building should be completed.

We were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €1,037,500 to complete the building.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €270,000, plus a capital allowance, based on the information included within the Technical Due Diligence, of €79,025 (€9.52/sqm p.a.) starting 12 months from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 29 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to potential contaminations. Phase 2 survey is recommended to assess the compliance with soil/groundwater legislative concentrations limits in potentially critical areas.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE	We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 29 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 22 November 2021, the Project Bianchi Legal Red Flag Report, dated 17 November 2021 and the Draft of PSPA Agreement between Kryalos Sgr Spa and Smeraldo Srl.

As per the LDD report, we understand that the property is owned by Smeraldo S.r.l., which acquired the Arezzo Asset pursuant to a contribution in kind of the Arezzo Asset in favor of the Smeraldo S.r.l. executed on December 28, 2020 before the Notary Public XXXXX (Repertorio No. XXXXX).

The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the asset by a real estate alternative investment fund managed by Kryalos SGR S.p.A. and participated by one or more entities advised by The Blackstone Group International Partners LLP (the “Purchaser”).

The report summarizes topics relating to subject property, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 22 November 2021 and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

According to the information provided, the building is currently fully vacant.

MARKET COMMENTARY

OCCUPATIONA LMARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €32,228 per annum, provided by Client

• Insurance equal to €12,450 per annum, provided by Client

• Property Management equal to 0.80% on Rental Revenue per annum; assumed by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to €79,025, as per TDD provided

Capital Expenses

• Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €1,037,500

• Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €42 and €78 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

The letting transactions which achieved a rental value in the region of €70/sqm per annum are not directly comparable to the subject property, comprising better location, better building characteristics and better letting situation.

We would highlight comparable located in Pisa which reflects a contractual rent of €42/sqm per annum. We believe the subject property could achieve a similar but slightly lower rental value.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/sq m	40

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capitalrates and values per sq m.

Within the table appended we highlighted investment transactions that involved grade B or C buildings or vacant buildings, located in various areas of Italy and which we believe could be comparable with the subject property in terms of capital value.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

For the valuation of this asset, we adopted and Equivalent Yield of 4.50% which indicates a capital rate per sq m of €355, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€2,950,000

(Two Million Nine Hundred Fifty Thousand
Euros)

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time of at least 12 months to find a suitable tenant, and a 6-month incentive to secure a 6+6 lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Given the property is entirely vacant, our vacant possession value is equal to our opinion of Market Value.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 19 November 2021 in which the total reinstatement cost is estimated to be equal to €4,500,000, including demolition costs and fees, with an estimated blended construction rate of €446 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Arezzo	Retail	Q4 2020	12,000	Prada	—	—	—	BTO	Similar location
Pisa	E-commerce/ Omnichannel	Q3 2019	6,700	Fercam	—	—	—	42	Better location
Pisa	E-commerce/ Omnichannel	Q1 2020	7,850	Amazon	—	—	—	78	Better location and building quality
Prato	Retail	Q4 2019	14,800	Italtrans	6 years	—	—	72	Better location and building quality
Sesto Fiorentino (FI)	—	Q4 2017	2,500	N.a.	3 years	—	—	72 (sublease)	Better location and building quality
Calenzano (FI)	E-commerce/ Omnichannel	Q3 2017	7,000	Conf.	9 years	—	—	>70	Better location and building quality

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Fiumicino (RM)	Distribution & Logistics	Q3 2021	15,000	—	—	€4,900,000	—	327	Better location
Parma	Distribution & Logistics	Q3 2021	14,000	—	—	€6,440,000	5.00%	460	Better location
Settala (MI)	Distribution & Logistics	Q3 2019	12,000	—	—	€5,085,000	6.27%	424	Better location
Bomporto – Modena	Distribution & Logistics	Q2 2019	13,800	—	—	€5,800,000	8.68%	420	Better location

PROPERTY ID:	VEN5 - Marcon 2
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

Marcon 2 - Via Venier - Via Pialoi, Marcon (VE), Italy

VALUATION METRICS	(currency -EUR)
Metric	Value
Market Value	1,380,000
Market Value (per sm)	374
Net Initial Yield	5.12%
Reversionary Yield	6.78%
Equivalent Yield	6.50%
Gross Income (p.a.)	128,242
Gross Income (p.a.) (per sm)	35
*Adj. Gross Income	128,242
Adj. Gross Income (per sm)	35
Net Income (p.a.)	73,183
Net Income (p.a.) (per sm)	20
Gross Rental Value	151,420
Gross Rental Value (per sm)	41
Capital Expenditure	-59,015
Transaction Costs	3.50%
Over / Under Rented	12.47%

KEY FACTS
Metric	Value
Total Area (sm)	3,685
WAULT to Break by Rent	5.06
WAULT to Break by ERV	5.44
WAULT to Expiry by Rent	5.06
WAULT to Expiry by ERV	5.44
Percentage of Vacancy (Area)	25.37%
Percentage of Vacancy (ERV)	24.70%
Number of Tenants	5
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Elettroveneta	2.92	2.92	1,410	66,319	56,400	51.7%
Aerre	3.50	3.50	435	20,624	18,705	16.1%
Venpack	5.42	11.43	460	16,012	19,780	12.5%
Sicurtec	6.25	6.25	210	15,687	9,030	12.2%
AB Control	4.67	10.67	235	9,600	10,105	7.5%
Other	—	—	—	—	—	—
Vacant	n/a	n/a	935	n/a	37,400	n/a

Total	3.87	5.44	3,685	128,242	151,420	100.0%

PROPERTY ID:	VEN5 - Marcon 2
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARCON 2

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 1,380,000 (One Million Three Hundred Eighty Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA VENIER- VIA PIALOI, 30020 MARCON (VE)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Complex divided into six units of varying sizes	• Irregular shape of the units with central common area. Restricts the use of the space based on the layout.

• Located between the A57 and SP40 motorways and only 12km from Venice.	• Built in 1992 and showing signs of deferred maintenance.

• Positioned on a corner site with dual access as well as a central access route connecting to a central common area.	• Vacant Portion
• There is a unit which is between the tenant Eletroventa and former Alutek which is not part of the subject property but shares a party wall and central access with the subject units.

• Internal guttering, age and low roof pitch posing a maintenance threat in the short to medium term.

OPPORTUNITIES	THREATS
• Opportunity to increase the WAULB which currently sits at ca. 3.90 years	• Secondary location

• Ability to rentalise parking and gated yard areas.

LOCATION & SITUATION

LOCATION	The subject property is located in Marcon, a small municipality located approximately 20 km north west of Venice, in Veneto region, north east of Italy.

Marcon is a small town of about 17,359 inhabitants, in a flat area characterized by a system of artificial canals.

The surroundings are characterized areas devoted to agriculture, but much more important are the secondary and tertiary activities. The industrial-commercial areas of Colmello and Gaggio, indeed, host engineering, chemical, design and clothing industries.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Industrial activities are favored by the proximity to the highways A4 Torino- Milano, A27 Venezia- Belluno and A57 (i.e. Mestre ring road, that connects Marcon to Mestre and to the junction of A27 motorway). Furthermore, Venice international airport Marco Polo, the new station of Gaggio Porta Est (located on the railway line Venezia- Trieste) and the nearby Mestre passer- by contribute to enhance location accessibility.

More precisely, the subject property is located in via Venier- via Pialoi, on a corner site in an industrial area in the southern part of Marcon, crossed by A57 highway, that is only 6 km far. The overall accessibility to the property therefore is very good, also especially thanks to its proximity to A27 highway, located only 8 km far, and SS 13, that runs from Venice to Tarvisio (UD), some 9.6 km far.

The level of additional services such as bars and restaurants is fair, mainly located to the west towards the center of Marcon. Concerning the presence of public transportation in the area, it can be considered poor, with no bus stops nearby, and the nearest railway stations – the ones of Marcon and Gaggio Porta Est – about 2.4 km far from the subject property.

The surroundings are mainly characterized by agricultural lands to the south and to the west and by industrial or residential properties to the west and to the north.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property comprises six industrial units which are adjoining across two different buildings positioned on a corner site located in the industrial area of Marcon in Via Venier-Via Paloi, within the province of Venice. The building was originally constructed in 1992 and features concrete slab foundations, pre- cast concrete walls with aggregate finish, concrete frame structure with steel profile roofing including translucent sections for natural lighting. Artificial lighting is in the form of fluorescent lighting with standard down lighting to the office and bathroom areas.

The subject is divided into six different units. Elettroveneta which is located on the southern side of the site is irregularly shaped with the remaining units in an L shape with dual access from an access road to the west and Via Venier to the east. The layout of each unit differs but typically comprises a plasterboard lined office area and bathroom with tiled flooring and split cycle air conditioning with exterior units. Alutek includes heaters within the warehouse space for their business which we have assumed to be a tenant improvement.

The exterior joinery is in the form of single glazed aluminium with Elettroveneta having superior quality joinery on entrance based on operating a client facing ware house premise.

The subject incorporates 7 doors across the two buildings with an average internal clear height of 6.20 metres.

From the TDD prepared by Arcadis dated 29 October 2021 we understand that cooling is provided to some tenant office areas by split type heat pump systems; potable water is reportedly supplied from the Municipality main water

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

	network and is mainly used for hygiene needs and in the changing rooms. Sanitary hot water is generated by electric boilers; the lighting fixtures mainly consist in ceiling suspended linear fluorescent tubes in warehouse areas and recessed fluorescent lights in offices (some tenants have led fixtures).

	The TDD reports that from a visual inspection, overall, the main MEP systems result in fair condition.

	Summary of known specification (subject to availability):

	Characteristic	Result
	Built / Renovation	1992
	Eaves Height	6.2 m
	No. of loading Doors	7
	Loading Door Ratio (/1k sqm)	1.9
	Floor loading	N.a.
	Cross-Dock	Double sided
	Warehouse (% of GLA)	87%
	Site Coverage Ratio	N.a.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

	We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 29/10/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

	These are as set out below.

	In Italy, the market practice uses the Gross Leasable Area [GLA].

	The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

	Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQM)
	Warehouse	3,206
	Office	479
TOTAL		3,685
Site Area		4,745

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 29th October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €55,275.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €55,275, plus a capital allowance, based on the information included within the Technical Due Diligence, of €32,372 (€8.78/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 29 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to wastewater management and manmade vitreous fibres. Regarding the wastewater management, the missing documentation is requested.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE	We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 29 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 22 November 2021, the Preliminary SP Agreement between Kryalos Sgr Spa and Smeraldo Srl dated 29 October 2021 and “Project Bianchi – Legal red Flag Report” prepared by Clifford Chance dated 17 November 2021.

We understand the property is owned by Smeraldo Srl. The LDD report states that there is a Proposed Transaction, expected to be structured as anacquisition of the asset by a real estate alternative investment fund managed by Kryalos SGR S.p.A. and participated by one or more entities advised by The Blackstone Group International Partners LLP (the “Purchaser”).

The report summarizes topics relating to the subject property, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”). We cross checked the information with the technical survey report prepared by Arcadis, dated 29th October 2021.

As from the information provided by Borrower by e mail we understand that, differently from what reported in the provided Tenancy Schedule, Alutek left the unit on 15/09/2021 and therefore the unit is currently vacant. Furthermore, concerning Elettroveneta and Aerre lease agreements, we should rely on the provided Tenancy Schedule which reports correct information on the lease agreement.

The salient terms of the occupational lease are summarised as follows:

Tenant 1 Name:	Elettroveneta

Lease Length:	Starting from 01/09/2006 to 31/08/2030

Rent:	€66,318

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	No

Tenant 2 Name:	Sicurtec

Lease Length:	Starting from 01/01/2010

Rent:	€15,687

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	No

Tenant 3 Name:	Aerre

Lease Length:	Starting from 01/04/2007 to 31/03/2031

Rent:	€20,625

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	No

Tenant 4 Name:	Nippon Express

Lease Length:	6+6 years starting from 15/05/2017

Rent:	€485,777

Rent Review:	75% ISTAT

Break Option:	6 months rolling break option

Incentives:	No

Tenant 5 Name:	Venpack

Lease Length:	Starting from 03/03/2015 to 02/03/2033

Rent:	€16,012

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	No

Tenant 6 Name:	AB Control

Lease Length:	Starting from 01/06/2020 to 31/05/2032

Rent:	€9,600

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	No

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €14,300 per annum, provided by Client

• Insurance equal to €5,528 per annum, provided by Client

• Property Management equal to 1% of Rental Revenue per annum, estimated by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to €32,372, as per TDD provided

Capital Expenses

• Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €55,275

• Letting Fees equating to 10% of Rental Revenue.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €41 and €49 per sqm per annum, depending on the duration of the lease contract, building specifications and age.

Together with the comparable reported within the table we also took in consideration the asking rent for similar properties registered within the micro area of reference; the range stands between €40/sqm and €48/ sqm. Please be aware that those reported in the table are asking prices; closing prices are usually subject to a 10%-25% discount mostly depending the state of repair and maintenance of the assets and location thereof.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

	Considering the subject Property’s occupancy status and conditions we have made the following rental assumptions:
		Unit	Assumption
	Warehouse Front -Rental Value	EUR/ sqm	45
	Warehouse Small - Rental Value	EUR/ sqm	43
	Warehouse Big - Rental Value	EUR/ sqm	40

	We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sqm.

	Together with the comparable reported within the table we also took in consideration the OMI database (Agenzia delle Entrate) which reported the minum and the maximum level of prices for light industrial warehouse in an excellent state of repair in the micro area of reference. The range registered is €610/sqm and €810/sqm

	For the valuation of this asset, we adopted and Equivalent Yield of 6.50% which indicates a capital rate per sqm of approx. €370, after allowing for purchaser’s costs equating to 3.50%.

	On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

	€1,380,000

	(One Million Three Hundred Eighty Thousand Euros)

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 9 and 12 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

	We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

	• Assumed the property is entirely vacant and allowed for 9 and 12 months to find suitable tenants and 6-month rent free (or equivalent incentive) on a new 6 year leases.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sqm per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 7.50%, resulting in a total value of €986,090 equating to a capital rate of €268 per sqm.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 19 November 2021 in which the total reinstatement cost is estimated to be equal to €2,000,000, including demolition costs and fees, with an estimated blended construction rate of €434 per sqm. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Boara Pisani – Padova	E-commerce/ Omnichannel	Q3 2021	16,220	XPO	—	—	—	44	Similar
Padova	—	Q1 2021	8,082	Geologistics	—	—	—	41	Worse
Monselice	E-commerce/Omnichannel	Q1 2021	15,000	Servizi Logistici	—	—	—	45	Similar
Vescovana – Padova	E-commerce/Omnichannel	Q4 2019	34,318	DMO	—	—	—	46	Similar
Casier – Treviso	Manufacturing	Q3 2019	9,350	Toyota Tsusho Europe Sa	—	—	—	43	Similar, bigger dimension
Vescovana – Padova	E-commerce/Omnichannel	Q4 2018	40,000	Geodis	—	—	—	42	Different dimension and location
Vescovana – Padova	Retailer	Q1 2018	16,500	Kering Eyewear	—	—	—	49	Better

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Fiumicino (RM)	Distribution & Logistics	Q3 2021	15,000	—	—	€4,900,000	—	327	Similar characteristics, Rome area
Parma, (PR)	Distribution & Logistics	Q3 2021	14,000	—	—	€6,440,000	5.00%	460	Similar state of repair
Settala (MI)	Distribution & Logistics	Q3 2019	12,000	—	—	€5,085,000	6.27%	424	Similar state of repair
Bomporto – Modena (MO)	Distribution& Logistics	Q2 2019	13,800	—	—	€5,800,000	8.68%	420	Similar state of repair

PROPERTY ID:	VEN6 - Settimo Torinese
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

Settimo Torinese - Via de Nicola, 62, Settimo Torinese (TO), Italy

VALUATION METRICS	(currency -EUR)
Metric	Value
Market Value	1,580,000
Market Value (per sm)	376
Net Initial Yield	2.93%
Reversionary Yield	6.29%
Equivalent Yield	4.60%
Gross Income (p.a.)	72,000
Gross Income (p.a.) (per sm)	17
*Adj. Gross Income	72,000
Adj. Gross Income (per sm)	17
Net Income (p.a.)	47,764
Net Income (p.a.) (per sm)	11
Gross Rental Value	134,400
Gross Rental Value (per sm)	32
Capital Expenditure	-315,000
Transaction Costs	3.49%
Over / Under Rented	-46.43%

KEY FACTS
Metric	Value
Total Area (sm)	4,200
WAULT to Break by Rent	6.71
WAULT to Break by ERV	6.71
WAULT to Expiry by Rent	6.71
WAULT to Expiry by ERV	6.71
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT

Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Jet log Group	0.70	6.71	4,200	72,000	134,400	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	0.70	6.71	4,200	72,000	134,400	100.0%

PROPERTY ID:	VEN6 - Settimo Torinese
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

SETTIMO TORINESE

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 1,580,000 (One Million Five Hundred Eighty Thousand Euros)

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

PROPERTY REPORT

VIA DE NICOLA, 62, 10036 TURIN (TO)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good accessibility to the main Italian road infrastructures, near the junctions of the A4 and A5 motorways - a prime industrial/logistics communication road in Northern Italy;	• Fair provision of loading bays 6 loading doors.
• Clear height (7,8 m) not in line with market standards for modern logistics buildings

• Location within a logistics-industrial area;

• Good ratio of office space

OPPORTUNITIES	THREATS
• Continuing strengthening of the prime yields in the logistics market	• The tenant has 6 months rolling break option

LOCATION & SITUATION

LOCATION	The property is located in the Municipality of Settimo Torinese within the metropolitan city of Torino in Piedmont region in North-West Italy. The property is approximately 2 km West of the centre of Settimo Torinese, 14 km North-East of the city centre of Torino and 135 km East of Milan. In particular, it is located on the border with the Torino Municipality which has approximately 880,000 inhabitants. Settimo Torinese has a population of approximately 47,000 (source: Urbistat, 2019) with population density of 1,495 inhabitants per sq km; it is located on a level land area to the North of Torino and is flown through the river Po in the South-Eastern portion.

The subject area has registered a high demographic increase at the end of the 1960s developing from an agricultural village into a mid-big size city. The surroundings are mainly characterized by other industrial buildings and come commercial activities and agricultural land north.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists in a logistics building of a rectangular shape with an office portion, built in 1990, used by JetLog. The pre-cast reinforced concrete structure of the building presents an open-gable industrial roofing system with polycarbonate skylights. The property is characterized by external reinforced concrete walls and regular metal window frames along the façades, with industrial flooring and finishing. Despite the logistic activity, the property does not include logistics standard, furthermore we understand the tenant is in charge of extraordinary maintenance, and has provided heating system, surveillance and alarm system etc. The overall state of maintenance is good.

	It includes a total of some 4,200 sqm (of which 478 sqm are office) with an overall external area of approx. 3,000 sqm.

	From the TDD prepared by Arcadis dated 29 October 2021 we understand that electricity is supplied in Low Voltage (LV) from the Energy supplier cabin (ENEL) to the electrical meter located on the south-west side of the logistic complex; potable water is supplied from the municipality main and there is n. 1 water meter for both potable water and firefighting system; natural gas is supplied to the heating boilers installed in the building; heating is supplied by n. 2 heating boilers in the offices block, one on the ground floor (supplies Domestic Hot Water as well) and the other one on the first floor, with radiators as terminals; heating is supplied in the warehouse from a heating station where are housed n. 2 Heating boilers and the ancillaries, though air heaters; cooling is supplied by n. 1 air-cooled chiller located in the external area next to the access to the Heating station.

	The TDD reports that the main MEP systems have varying installation years due to the replacement of some components and new installations. Overall, from a visual inspection, the main MEP systems result in fair to poor condition, with some components near the end of their lifecycle.

	Summary of known specification (subject to availability):

	Characteristic	Result
	Built / Renovation	Built in 1990 Refurbished in 2007
	Eaves Height	7.4 m
	No. of loading Doors	6
	Loading Door Ratio (/1k sqm)	1.4
	Floor loading	3,722
	Cross-Dock	Double- sided (3 per side)
	Warehouse (% of GLA)	89%
	Site Coverage Ratio	56%

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 29/10/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable
These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	3,722
	Office	478
TOTAL		4,200
Site Area		7,400

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 29th October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

We were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €315,000.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €315,000, plus a capital allowance, based on the information included within the Technical Due Diligence, of €7,087 (€1.69/sqm p.a.) starting 12 months from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 27 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to asbestos containing materials and wastewater management. It is suggested to perform an asbestos mapping survey to assess the presence of any ACM and to provide missing documentation regarding the wastewater management.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

TENURE	We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 29 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 22 November 2021, the Preliminary SP Agreement between Kryalos Sgr Spa and Smeraldo Srl dated 29 October 2021 and “Project Bianchi – Legal red Flag Report” prepared by Clifford Chance dated 17 November 2021.

We understand the property is owned by Smeraldo Srl. The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the asset by a real estate alternative investment fund managed by Kryalos SGR S.p.A. and participated by one or more entities advised by The Blackstone Group International Partners LLP (the “Purchaser”).

The report summarizes topics relating to the subject property, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling dated 22 November 2021 and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”). We cross checked the information with the technical survey report prepared by Arcadis, dated 29th October 2021.

As from the information provided by Borrower by e-mail, we understand that we should rely on the Technical Due Diligence prepared by Arcadis which reports correct information on the lease agreement.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Jet Log Group

Lease Length:	6+6 years starting from 14/06/2016

Rent:	€485,777

Rent Review:	75% ISTAT

Break Option:	6 months rolling break option

Incentives:	The yearly rent is equal to 72.000 euro + VAT (until 31 July 2022) and 84.000 euro + VAT for the years (after 31 July 2022)

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €15,500 per annum, provided by Client

• Insurance equal to €6,300 per annum, provided by Client

• Property Management equal to 0.80% of Rental Revenue per annum, assumed by CBRE.

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to €7,087 as per TDD

Capital Expenses

• Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €315,000

• Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €43 and €60 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the evidence table appended, we would highlight the letting transactions in Settimo Torinese (TO), however, we understand the subject property presents inferior state of repair, therefore we would expect to reach a lower rental value.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

		Unit	Assumption
	Warehouse Rental Value	EUR/ sq m	32

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We have looked into recent transactions in nearby area, but also expanded our area of research to similar Grade B products, which we consider as well relevant – the transaction in Fiumicino reflecting a capital value of €327/sqm.

For the valuation of this asset, we adopted and Equivalent Yield of 4.6% which indicates a capital rate per sq m of €376, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€1,580,000

(One Million Five Hundred Eighty Thousand Euro)

RE-LETTING PROSPECTS & MARKETABILITY		Considering the location and state of repair of the subject property we would consider an adequate time period of 12 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE		Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

• Assumed the property is entirely vacant and allowed for a 12 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.60%, resulting in a total value of €1,270,000 equating to a capital rate of €302 per sq m.

ESTIMATED REINSTATEMENT COST		The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 19 November 2021 in which the total reinstatement cost is estimated to be equal to €2,500,000, including demolition costs and fees, with an estimated blended construction rate of €469 per sq m. In our capacity

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Orbassano, TO	E-commerce/ Omnichannel	Q1 2019	16,000	Susa Trasporti	—	—	€960,000	€60	Better state of repair
Nichelino, TO	Manufacturing	Q1 2019	40000	AF Logistics	—	—	—	—	Better
Grugliasco, TO	E-commerce/ Omnichannel	Q3 2019	5,811	Fercam	12	—	€273,117	€47	Better state of repair
Borgaro Torinese, TO	E-commerce/ Omnichannel	Q1 2019	14,000	Chrono Express srl	—	—	€630,000	€45	Better state of repair
Settimo Torinese, TO	Manufacturing	Q3 2020	52,136	Pirelli	—	—	€2,241,848	€43	Similar location, Better state of repair
Settimo Torinese, TO	Retail	Q3 2020	5,460	Safim	—	—	€327,600	€60	Similar location, Better state of repair

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Venaria Reale	Distribution & Logistics	Q4 2020	17,140	—		€10,300,000	6,60%	€601	Similar location, Better state of Repair.
Trecate, NO	Distribution & Logistics	Q4 2020	162,235	15	—	>190 mil	<4.30%	>1,170	Better Tenancy and Building, Better Location
Elisabeth Portfolio,	Distribution & Logistics, 9 asstes (1 in Settimo Torinese)	Q3 2021	46,503			117,500,000	4.81%	898	Better (Settimo Torinese property is Courier)
CBRE GI Torino, Torino, TO	Portfolio in Torino, including 3 assets.	Q2 2021	154,000	9 y 2 y Vacant	40-46	127,000,000	4.80%	825	Similar location of 2 properties, one is Speculative, one is BTS for Michelin
PGIM Portfolio	Distribution & Logistics (1 in Settimo Torinese)	Q3 2021	73,331			70,000,000	4.90%	955	Better building characteristics and tenancy.
Fiumicino (RM)	Distribution & Logistics	Q3 2021	15,000	—	—	€4,900,000	—	327	Similar

PROPERTY ID:	VEN7 - Marcon 1
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

Marcon 1 - Via Venier, 68-74, Marcon (VE), Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	944,100
Market Value (per sm)	338
Net Initial Yield	4.89%
Reversionary Yield	8.28%
Equivalent Yield	7.00%
Gross Income (p.a.)	67,626
Gross Income (p.a.) (per sm)	24
*Adj. Gross Income	67,626
Adj. Gross Income (per sm)	24
Net Income (p.a.)	47,766
Net Income (p.a.) (per sm)	17
Gross Rental Value	116,199
Gross Rental Value (per sm)	42
Capital Expenditure	-146,700
Transaction Costs	3.50%
Over / Under Rented	5.34%

KEY FACTS
Metric	Value
Total Area (sm)	2,793
WAULT to Break by Rent	8.83
WAULT to Break by ERV	9.10
WAULT to Expiry by Rent	9.96
WAULT to Expiry by ERV	9.94
Percentage of Vacancy (Area)	46.54%
Percentage of Vacancy (ERV)	44.75%
Number of Tenants	8
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Express Shipping	4.25	10.26	210	12,732	9,030	18.8%
Bonutto	5.33	11.33	180	7,977	7,740	11.8%
S4 Energia	2.01	8.02	173	7,888	7,439	11.7%
Starting	3.38	9.39	210	7,829	9,030	11.6%
Deltelan	3.96	9.97	180	7,800	7,740	11.5%
Other	4.18	10.18	540	23,400	23,220	34.6%
Vacant	n/a	n/a	1,300	n/a	52,000	n/a

Total	3.94	9.94	2,793	67,626	116,199	100.0%

PROPERTY ID:	VEN7 - Marcon 1
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARCON 1

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 944,100 (Nine Hundred and Forty-four thousand and one hundred Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA VENIER, 68- 74, 30020 MARCON (VE)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Multi-let asset split into nine units with flexibility of unit sizes within the structure.	• Only 54% occupied

• Small unit size and rent quantum enabling a wider pool of potential tenants.	• The rear roof portion over the eight smaller units appears to be covered from original, causing a lack of natural light and reliance on internal lighting.

• The asset is 17 years old and in an average state of repair which is likely to require CapEx expenditure in the short to medium term.

• The rear roof portion over the eight smaller units appears to be covered, blocking the natural light.

OPPORTUNITIES	THREATS
• The largest unit was vacant at the time of inspection with further scope to divide into smaller units based on occupational demand.	• Secondary location

• Large yard and access areas could be further defined and rentalised.

LOCATION & SITUATION

LOCATION	The subject property is located in Marcon, a small municipality located approximately 20 km north west of Venice, in Veneto region, north east of Italy.

Marcon is a small town of about 17,359 inhabitants, in a flat area characterized by a system of artificial canals.

The surroundings are characterized areas devoted to agriculture, but much more important are the secondary and tertiary activities. The industrial-commercial areas of Colmello and Gaggio, indeed, host engineering, chemical, design and clothing industries.

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AMERICA EUROPE DAC

Industrial activities are favored by the proximity to the highways A4 Torino- Milano, A27 Venezia-Belluno and A57 (i.e. Mestre ring road, that connects Marcon to Mestre and to the junction of A27 motorway). Furthermore, Venice international airport Marco Polo, the new station of Gaggio Porta Est (located on the railway line Venezia-Trieste) and the nearby Mestre passer-by contribute to enhance location accessibility.

More precisely, the subject property is located in via Venier, 68- 76, on an inside allotment in an industrial area in the southern part of Marcon, crossed by A57 highway, that is only 6 km far. The overall accessibility to the property therefore is very good, also especially thanks to its proximity to A27 highway, located only 8 km far, and SS 13, that runs from Venice to Tarvisio (UD), some 9.6 km far.

The level of additional services such as bars and restaurants is fair, mainly located to the west towards the center of Marcon. Concerning the presence of public transportation in the area, it can be considered poor, with no bus stops nearby, and the nearest railway stations – the ones of Marcon and Gaggio Porta Est – about 2.4 km far from the subject property.

The surroundings are mainly characterized by agricultural lands to the south and to the west and by industrial or residential properties to the west and to the north.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property comprises an industrial warehouse split into nine units for manufacturing use and situated in the industrial area of Marcon in Via Venier, 68 within the province of Venice. The building was constructed in 2004 and features concrete slab foundations, pre-cast concrete walls, concrete frame structure with steel profile roofing including translucent sections for natural light. Artificial lighting is provided by way of suspended fluorescent tubes and standard downlighting to the office, bathroom and mezzanine sections.

The warehouse is divided into nine units. Eight of the units provide similar accommodation incorporating an open warehouse space with small office, bathroom and toilet area with either mezzanine storage or a lined office area on the first floor with internal staircase access from the warehouse. The ceiling features a suspended steel grid ceiling with acoustic tiles and downlights.

The exterior joinery is in the form of single glazed aluminium which circles the warehouse above door height being the main source of natural light.

The warehouse provides a total of 12 loading doors located on the north, south and east elevations with pedestrian access only on the western side with an average internal clear height of 5.80 metres.

Airconditioning is provided by way of split cycle air conditioning with external units.

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AMERICA EUROPE DAC

From the TDD prepared by Arcadis dated 29 October 2021 we understand that electricity is supplied in Low Voltage (LV), and there is an LPG storage tank of 5.000 litres capacity which supplies the various heating stations (for the most part dismissed); potable water is supplied from the municipality main and it is

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AMERICA EUROPE DAC

	principally supplied to the toilets and changing rooms and electric boilers generate sanitary hot water; electrical fans are installed in some toilets; each tenant office area within their warehouse portion is equipped with radiators which are supplied from the various wall-mounted LPG Boilers (supplied from the abovementioned tank).

	The TDD reports that from a visual inspection, overall, the main MEP systems were in fair condition.

	The site has a concrete access area on the northern and southern sides of the warehouse with a yard and dedicated parking on the eastern side of the site from the Via Venier frontage with a small fence surrounding the side. The building is in an average state of repair.

	Summary of known specification (subject to availability):

	Characteristic	Result
	Built / Renovation	2004
	Eaves Height	5.8 m
	No. of loading Doors	12
	Loading Door Ratio (/1k sqm)	4.2
	Floor loading	N.a.
	Cross-Dock	Double sided
	Warehouse (% of GLA)	43%
	Site Coverage Ratio	N.a.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

	We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 29/10/2021 and we detected a slight discrepancy of approx. 5%. Therefore we considered the GLA provided by Borrower reliable

	These are as set out below.

	In Italy, the market practice uses the Gross Leasable Area [GLA].

	The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

	Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	2,115
	Office	715
TOTAL		2,830
Site Area		4,880

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 29th October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €141,500.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €141,500, plus a capital allowance, based on the information included within the Technical Due Diligence, of €16,000 (€5.65/sqm p.a.) starting 12 months from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 29 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related wastewater management, asbestos containing materials and manmade vitreous fibres. Regarding the wastewater management it is suggested to provide the missing documentation. Furthermore it is recommended to develop/provide asbestos management plan.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE	We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 29 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 22 November 2021, the Preliminary SP Agreement between Kryalos Sgr Spa and Smeraldo Srl dated 29 October 2021 and “Project Bianchi – Legal red Flag Report” prepared by Clifford Chance dated 17 November 2021.

We understand the property is owned by Smeraldo Srl. The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the asset by a real estate alternative investment fund managed by Kryalos SGR S.p.A. and participated by one or more entities advised by The Blackstone Group International Partners LLP (the “Purchaser”).

The report summarizes topics relating to the subject property, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”). We cross checked the information with the technical survey report prepared by Arcadis, dated 29th October 2021.

As from the information provided by Borrower by e mail we understand that we should rely on the provided Tenancy Schedule which reports correct information on the lease agreement.

The salient terms of the occupational lease are summarised as follows:

Tenant 1 Name:	Deltalan

Lease Length:	6+6 years starting from 18/09/2019

Rent:	€7,800

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	No

Tenant 2 Name:	S4 Energia

Lease Length:	6+6 years starting from 05/10/2017

Rent:	€7,888

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	No

Tenant 3 Name:	Starting

Lease Length:	6+6 years starting from 18/02/2019

Rent:	€7,829

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	No

Tenant 4 Name:	Dimarca

Lease Length:	6+6 years starting from 11/01/2019

Rent:	€7,800

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	No

Tenant 5 Name:	Soluve

Lease Length:	6+6 years starting from 01/06/2019

Rent:	€7,800

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	No

Tenant 6 Name:	Express Shipping

Lease Length:	Starting from 01/01/2008 to 31/12/2031

Rent:	€12,732

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	No

Tenant 7 Name:	Bonutto

Lease Length:	6+6 years starting from 28/01/2015

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Rent:	€7,977

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	No

Tenant 8 Name:	Fast Impianti

Lease Length:	6+6 years starting from 01/05/2019

Rent:	€7,800

Rent Review:	75% ISTAT

Break Option:	N.a.

Incentives:	No

MARKET COMMENTARY

OCCUPATIONA LMARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €13,300 per annum, provided by Client

• Insurance equal to €4,245 per annum, provided by Client

• Property Management equal to 1% on Rental Revenue per annum, CBRE assumption

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to €16,000, as per TDD

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

	Capital Expenses

	• Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €141,500

	• Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €41 and €49 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

	Together with the comparable reported within the table we also took in consideration the asking rent for similar properties registered within the micro area of reference; the range stands between €40/sqm and €48/ sqm. Please be aware that those reported in the table are asking prices; closing prices are usually subject to a 10%-25% discount mostly depending the state of repair and maintenance of the assets and location thereof.

	Considering the subject Property’s occupancy status and conditions, and recent leasing contract we have made the following rental assumptions:

		Unit	Assumption
	Warehouse Small Rental Value	EUR/sq m	43
	Warehouse Big Rental Value	EUR/sq m	40

	We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

	Together with the comparable reported within the table we also took in consideration the OMI database (Agenzia delle Entrate) which reported the minum and the maximum level of prices for light industrial warehouse in a excellent state of repair in the micro area of reference. The range registered is €610/sqm and €810/sqm

	For the valuation of this asset, we have targeted an equivalent yield of 7%, which indicates a capital rate per sq m of approx €340, after allowing for purchasers’ costs equating to 3.50%.

	On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property is:

	€944,100

	(Nine Hundred and Forty-Four Thousand and One Hundred)
	Exclusive of VAT

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 9 and 12 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

• Assumed the property is entirely vacant and allowed for 9 and 12 months to find suitable tenants and 6-month rent free (or equivalent incentive) on a new 6 year leases.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sqm per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 8.00%, resulting in a total value of €695,550 equating to a capital rate of €250 per sqm.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 19 November 2021 in which the total reinstatement cost is estimated to be equal to €1,600,000, including demolition costs and fees, with an estimated blended construction rate of €509 per sqm. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Boara Pisani – Padova	E-commerce/Omnichannel	Q3 2021	16,220	XPO	—	—	—	44	Better
Padova	—	Q1 2021	8,082	Geologistics	—	—	—	41	Worse
Monselice	E-commerce/Omnichannel	Q1 2021	15,000	Servizi Logistici	—	—	—	45	Better
Vescovana – Padova	E-commerce/Omnichannel	Q4 2019	34,318	DMO	—	—	—	46	Better
Casier – Treviso	Manufacturing	Q3 2019	9,350	Toyota Tsusho Europe Sa	—	—	—	43	Similar, bigger dimension
Vescovana – Padova	E-commerce/Omnichannel	Q4 2018	40,000	Geodis	—	—	—	42	Different dimension and location
Vescovana – Padova	Retailer	Q1 2018	16,500	Kering Eyewear	—	—	—	49	Better

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
Isola Rizza (VR)	Logistics	Q2 2019	7,000	—	308,000	4,250,000	—	607	Superior
Vigasio (VR)	Logistics	Q1 2020	23,600	8y	—	16,000,000	5.97	678	Superior
Chiari (BS)	Logistics	Q1 2020	68,000	>6y	—	64,000,000	6.40%	941	Superior
Vigasio (VR)	Distribution &Logistics (BTS - controlled temperature )	Q2 2020	12,000	15y	—	15,740,000	6.00%	1,312	Superior
Nogarole Rocca (VR)	Logistics	Q4 2020	51,000	—	—	28,815,000	—	565	Superior speculative development
Isola Rizza (VR)	Logistics	Q3 2021	35,130	10.5y	—	34,000,000	5.25%	968	Similar
PGIM Portfolio	Distribution &Logistics (2 land plots in Isola)	Q3 2021	73,331			70,000,000	4.90%	955	Subject Property (land plot)

PROPERTY ID:	VEN8 - Montebelluna
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

Montebelluna - Via Fermi, 14-20, Montebelluna, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	341,100
Market Value (per sm)	305
Net Initial Yield	8.40%
Reversionary Yield	8.51%
Equivalent Yield	8.00%
Gross Income (p.a.)	38,751
Gross Income (p.a.) (per sm)	35
*Adj. Gross Income	38,751
Adj. Gross Income (per sm)	35
Net Income (p.a.)	29,671
Net Income (p.a.) (per sm)	27
Gross Rental Value	39,130
Gross Rental Value (per sm)	35
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-0.97%

KEY FACTS
Metric	Value
Total Area (sm)	1,118
WAULT to Break by Rent	5.54
WAULT to Break by ERV	5.91
WAULT to Expiry by Rent	8.91
WAULT to Expiry by ERV	8.92
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	4
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Sicuritalia	1.75	7.75	275	11,345	9,625	29.3%
Ventesima Strada	4.66	10.67	284	10,416	9,940	26.9%
MC Manutenzioni	6.56	6.56	284	8,590	9,940	22.2%
Termoidraulica Santolin	4.70	10.70	275	8,400	9,625	21.7%
—	—	—	—	—	—

Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	4.43	8.92	1,118	38,751	39,130	100.0%

PROPERTY ID:	VEN8 - Montebelluna
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

MONTEBELLUNA

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 341,100 (Three Hundred Forty One Thousand One Hundred Euros)

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

PROPERTY REPORT

VIA FERMI, 14-20, 31044 MONTEBELLUNA (TV)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Fully let with a moderate WALB	• Quality and condition of asset considering age

• Well established industrial location	• Unable to gain access as no occupants on site at time of inspection
• Multi-let asset split into relatively even units
• Secondary location

• Building obsolescence

OPPORTUNITIES	THREATS
• Potential to combine the units to create a single warehouse with more efficiency, and have single let opportunity	• Level of supply in the near vicinity

• Growth of industrial investment and occupational market

LOCATION & SITUATION

LOCATION	The subject property is located in Montebelluna, a municipality located approximately 22 km north west of Treviso, in Veneto region, north east of Italy.

Montebelluna is a town of about 31,264 inhabitants, in a flat area characterized by a system of artificial canals deriving from Piave river. The municipality is located along SS 248 Schiavonesca- Marosticana – that connects Vicenza to Nervesa dela Battaglia – and is also an important stop on the so-called Via Feltrina, today’s SP 2 – that connects Valdobbiadene to Montebelluna. Furthermore, the city is served by the homonymous toll booth of the Highway Pedemontana Veneta, opened to traffic on 28 May 2021.

More precisely, the subject property is located in via E. Fermi, 14- 20, in an industrial area in the south eastern part of Montebelluna, bounded to the north by SR 348 and vicolo Cal Trevisana to the west. The overall accessibility to the property is good, especially thanks to its proximity to Montebelluna toll booth, located only 2.5 km away, that grants direct access to the Pedemontana Veneta highway.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

The level of additional services such as bars and restaurants is quite poor in the immediate vicinity, with these being mainly located to the north or to the west towards the center of Montebelluna. Concerning the presence of public transportation in the area, it can be considered quite poor as well, with only two bus stops nearby, while the nearest railway station is Montebelluna about 2.5 km far from the subject property.

The surroundings are mainly characterized by agricultural lands to the north and to the south and by industrial or residential properties to the west and to the east.

PROPERTY DESCRIPTION

DESCRIPTION	The property comprises a warehouse building which is sub-divided into four separate units and currently let to four different tenancies. The property is situated in an established industrial area in Montebelluna with similar surrounding uses. The building occupies the majority of the site and is positioned towards the western edge of the property, with vehicle access on the eastern side which is suitable for cars and light trucks.

The industrial building was constructed in 2004 and comprises four separate units, each with their own door. Construction comprises concrete slab foundation, concrete structure and slab walls, flat roofing with translucent panels provided servicing natural light. We were unable to gain internal access to the asset as there were no tenants currently in occupation and no other means of access were available, however from our viewings through external windows the interior space appeared to be a typical warehouse accommodation in average condition, with an internal clear height estimated to be approximately 6 metres.

The site has vehicle access for light trucks to the south of the site, with access to each unit possible. There is only pedestrian access around the north and western perimeters of the building as the structure straddles the boundaries.

From the TDD prepared by Arcadis dated 29 October 2021 we understand that electricity is supplied in Low Voltage (LV), and every tenant has a dedicated container installed in lockers around the perimeter; potable water is supplied from the municipality main and it is principally supplied to the toilets and changing rooms; electric boilers generate sanitary hot water; natural gas supply is available but inactive; heating and cooling are only provided to some offices located within the warehouse portion of each tenant by split type heat pumps; there is a dismissed wall-mounted natural gas boiler installed in the toilet of the tenant Ventesima Strada.

We understand that from a visual inspection, overall, the main MEP systems result in fair condition.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Summary of known specification (subject to availability):

	Characteristic	Result
	Built / Renovation	2004
	Eaves Height	6.3 m
	No. of loading Doors	4
	Loading Door Ratio (/1k sqm)	3.6
	Floor loading	N.a.
	Cross-Dock	Front loading
	Warehouse (% of GLA)	90%
	Site Coverage Ratio	N.a.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 29/10/2021 and we detected a slight discrepancy of approx. 6%. Therefore, we considered the GLA provided by Borrower reliable

These are as set out below.

	In Italy, the market practice uses the Gross Leasable Area [GLA].

	The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby,
	meeting rooms], etc.

	Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	1,006
	Office	112
TOTAL		1,118
Site Area		2,918

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 29th October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

We were provided by the Client with a CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) which did not foresees any immediate capex for the property.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have did not adopted an immediate CapEx figure but we applied a capital allowance, based on the information included within the Technical Due Diligence, of €1,550 (€1.39/sqm p.a.) starting from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 29 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to asbestos containing materials and wastewater management. It is suggested to perform ACM mapping survey to assess the presence of any asbestos containing materials and to provide missing documentation for the wastewater management.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

TENURE	We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 29 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 22 November 2021, the Project Bianchi Legal Red Flag Report, dated 17 November 2021 and the Draft of PSPA Agreement between Kryalos Sgr Spa and Smeraldo Srl.

As per the LDD report, we understand that the property is owned by Smeraldo S.r.l., which acquired the Montebelluna Asset pursuant to a contribution in kind of the Montebelluna Asset in favor of the Smeraldo S.r.l. executed on December 28, 2020 before the Notary Public XXXXX (Repertorio No. XXXXX).

The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the asset by a real estate alternative investment fund managed by Kryalos SGR S.p.A. and participated by one or more entities advised by The Blackstone Group International Partners LLP (the “Purchaser”).

The report summarizes topics relating to subject property, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 22 November 2021 and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

The salient terms of the occupational lease are summarised as follows:

Tenant 1 Name:	MC Manutenzioni

Lease Length:	6+6 years starting from 20/04/2016

Rent:	€8,590

Rent Review:	75% ISTAT

Break Option:	6 months prior written notice for “serious causes”

Incentives:	No

Tenant 2 Name:	Ventesima Strada

Lease Length:	6+6 years starting from 30/05/2014

Rent:	€10,416

Rent Review:	75% ISTAT

Break Option:	6 months rolling break option

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

Incentives:	No

Tenant 3 Name:	Securitalia

Lease Length:	Starting from 01/07/1993 to 30/06/2029

Rent:	€11,345

Rent Review:	75% ISTAT

Break Option:	6 months prior written notice for “serious causes”

Incentives:	No

Tenant 4 Name:	Termoidraulica Santolin

Lease Length:	6+6 starting from 12/06/2020

Rent:	€8,400

Rent Review:	75% ISTAT

Break Option:	6 months rolling break option starting from 01/06/2022

Incentives:	N.a.

MARKET COMMENTARY

OCCUPATIONA LMARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €5,272 per annum, provided by Client

• Insurance equal to €1,677 per annum, provided by Client

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

• Property Management equal to 0.80% on Rental Revenue per annum; assumed by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to €1,550, as per TDD provided

Capital Expenses

• Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €41 and €49 per sqm per annum, depending on the duration of the lease contract, building specifications and age.

Together with the comparable reported within the table we also took in consideration the asking rent for similar properties registered within the micro area of reference; the range stands between €35/sqm and €42/ sqm. Please be aware that those reported in the table are asking prices; closing prices are usually subject to a 10%-25% discount mostly depending the state of repair and maintenance of the assets and location thereof.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

Unit	Assumption
Warehouse Rental Value	EUR/sq m	35

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Together with the comparable reported within the table we also took in consideration the OMI database (Agenzia delle Entrate) which reported the minum and the maximum level of prices for standard industrial warehouse in an excellent state of repair in the micro area of reference. The range registered is €310/sqm and €360/sq m

For the valuation of this asset, we adopted and Equivalent Yield of 8% which indicates a capital rate per sqm of €305, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€341,100

(Three Hundred Forty One Thousand One Hundred Euros)

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 12 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

• Assumed the property is entirely vacant and allowed for a 12 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 9.00%, resulting in a total value of €256,060 equating to a capital rate of €229 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 19 November 2021 in which the total reinstatement cost is estimated to be equal to €700,000, including demolition costs and fees, with an estimated blended construction rate of €513 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Boara Pisani – Padova	E-commerce/ Omnichannel	Q3 2021	16,220	XPO	—	—	—	44	Better
Padova	—	Q1 2021	8,082	Geologistics	—	—	—	41	Worse
Monselice	E-commerce/Omnichannel	Q1 2021	15,000	Servizi Logistic i	—	—	—	45	Better
Vescovana – Padova	E-commerce/Omnichannel	Q4 2019	34,318	DMO	—	—	—	46	Better
Casier – Treviso	Manufacturing	Q3 2019	9,350	Toyota Tsusho Europe Sa	—	—	—	43	Better
Vescovana – Padova	E-commerce/Omnichannel	Q4 2018	40,000	Geodis	—	—	—	42	Better
Limena – Padova	Retailer	Q1 2018	20,000	DHL	6	—	—	36	Grade B, Similar

ON BEHALF OF: BANK OF AMERICA

EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Fiumicino (RM)	Distribution & Logistics	Q3 2021	15,000	—	—	€4,900,000	—	327	Better, Grade B logistic characteristics
Parma, (PR)	Distribution & Logistics	Q3 2021	14,000	—	—	€6,440,000	5.00%	460	Better, Grade B logistic characteristics
Settala (MI)	Distribution & Logistics	Q3 2019	12,000	—	—	€5,085,000	6.27%	424	Better, Grade B logistic characteristics
Bomporto – Modena (MO)	Distribution & Logistics	Q2 2019	13,800	—	—	€5,800,000	8.68%	420	Better, Grade B logistic characteristics

PROPERTY ID:	VEN12 - Casandrino 2
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

Casandrino 2 - Via paolo Borsellino, Casandrino, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	6,940,000
Market Value (per sm)	1,036
Net Initial Yield	5.93%
Reversionary Yield	6.55%
Equivalent Yield	6.50%
Gross Income (p.a.)	558,200
Gross Income (p.a.) (per sm)	83
*Adj. Gross Income	558,200
Adj. Gross Income (per sm)	83
Net Income (p.a.)	426,242
Net Income (p.a.) (per sm)	64
Gross Rental Value	602,730
Gross Rental Value (per sm)	90
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-7.39%

KEY FACTS
Metric	Value
Total Area (sm)	6,697
WAULT to Break by Rent	1.25
WAULT to Break by ERV	1.25
WAULT to Expiry by Rent	1.25
WAULT to Expiry by ERV	1.25
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
DHL	1.25	1.25	6,697	558,200	602,730	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	1.25	1.25	6,697	558,200	602,730	100.0%

PROPERTY ID:	VEN12 - Casandrino 2
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

CASANDRINO 2

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 6,940,000 (Six Million Nine Hundred Forty Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA PAOLO BORSELLINO, 80025 CASANDRINO (NA)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	03/11/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good accessibility from the A1 motorway and from Naples	• The property is located within a secondary location in Italy

• The property is currently fully let	• Building is currently slightly over rented

• The property presents a good and liquid size and good internal quality	• Short WALB requires urgent renegotiation

OPPORTUNITIES	THREATS
• Good performance of the logistics market in 2020 and 2021	• The logistics market in the south of Italy lacks transparency as the market is currently driven by private operator

LOCATION & SITUATION

LOCATION	The subject property is located in the province of Naples, in Casandrino, a town of approximately 14,000 sqm, located in the north area of Naples, in Campania region, south of Italy.

Naples is a municipality of about 940,000 inhabitants located in Campania and represents the third-largest urban economy in Italy, after Milan and Rome. The municipality is bounded to the south-west by the seaside and to the east side by the A1 motorway connecting Naples to Milan.

More precisely, the subject property is located in via Paolo Borsellino, in an industrial area located at some 2 km south of the city centre of Casandrino.

The property benefits from very good accessibility being located in close proximity to the SP500, which connects Casandrino to Naples and to the A1 motorway.

The surroundings are mainly characterized by other industrial buildings.

The property is located at some 12 km from the Naples International Airport.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY DESCRIPTION
DESCRIPTION	The subject property consists in a small logistics building that was built in 1967 and was refurbished in 2007.

The building consists of an industrial warehouse of some 4,800 sqm of warehouse and 915 sqm of office space and is currently let to DHL.

From the TEDD report prepared by Arcadis dated 20th October 2021, we understand that the building has been realised in 1975 and refurbished with enlargement in 2011. Moreover, concerning the technical features, the load bearing structure is composed by reinforced concrete and the walls are white painted and there is not the suspended ceiling, so the internal rooftop beams were visible. The office areas have an internal wall finished with ceramic tiles. In this area there is also the suspended ceiling. The technical unit also have the flooring tiles brown coloured, while the warehouse area has an industrial flooring.

The TDD reports that potable water is supplied from the mains of the municipality by the water provider; electricity is supplied in Medium Voltage (MV) from the provider MV Enel cabin substation (n. 245257) installed outside the building; hot water (DHW) is generated through several electric boilers installed in the toilets; grilles and diffusers installed in the false ceiling in office areas but no documentation is available concerning the presence of a mechanical ventilation system installed in the complex; heating and cooling are provided by several split unit systems composed by wall mounted external units and internal wall mounted or cassettes installed in the false ceilings interna units but the warehouse area is not heated or cooled; in the offices there are mainly installed ceiling tubular fluorescent lighting fixtures while in the warehouse areas there are mainly installed circular lighting fixtures

We understand that the main MEP systems have varying years of installation (i.e.: 1997 for MV Switchboards; 2010 for firefighting pump station; 2019- 2020 for some heat pump split units). Overall, from a visual inspection, the main MEP systems in offices and warehouse were in fair to good condition, with some components near the end of their life cycle.

Summary of known specification (subject to availability):

	Characteristic	Result
	Built / Renovation	Built in 1967

Refurbished in 2011
	Eaves Height	6 m
	No. of loading Doors	69
	Loading Door Ratio (/1k sqm)	12.1
	Floor loading	N.a.
	Cross-Dock	Double-sided
	Warehouse (% of GLA)	84%
	Site Coverage Ratio	N.a.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 20/10/2021 and we detected a discrepancy of approx. 15%. Therefore we considered the GLA reported within the Technical Due Diligence.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	5,819
	Office	878
TOTAL		6,698
Site Area		16,000

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 20th October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

We were not provided by the Client with an immediate CapEx budget.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We have did not adopted an immediate CapEx figure but we applied a capital allowance, based on the information included within the Technical Due Diligence, of €73,660 (€11/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 20 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to soil and groundwater. It is suggested to perform a Phase 2 survey in order to confirm the soil/groundwater quality is in compliance with the concentrations limits.

TENURE	We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 20 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 29 October 2021, the Project Bianchi Legal Red Flag Report, dated 17 November 2021.

As per the LDD report and the notarial certificate by Notary XXXXX, dated 09/12/2021, we understand that the property is owned by Giusto Srl. Furthermore, as per the LDD and Red Flag report, the tenant DHL Global Forwarding (Italy) S.p.A. and DHL Express (Italy) Srl are entitled to an option right pursuant to an option right agreement entered into on October 29, 2020.

The LDD report states that there is a Proposed Transaction expected to be structured as: (i) the assignment of the Option Right Agreements by DHL Global Forwarding and DHL Express to a real estate alternative investment fund managed by Kryalos SGR S.p.A. and participated by one or more entities advised by The Blackstone Group International Partners LLP (the “Purchaser”); (ii) the exercise of the option right by the Purchaser; and (iii) the acquisition by the Purchaser of the Asset pursuant to a sale and purchase agreement.

The Red Flag Report lists the Pre-emption right by DHL as of Medium risk.

The LDD report summarizes topics relating to the subject property, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling dated 29 October 2021, the Project Bianchi Legal Red Flag Report, dated 17 November 2021 and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

Based on the “Project Bianchi - Legal and Red Flag Report” we understand that the lease agreement for this asset includes a pre-emption rights and rights of first refusal in favour of certain lessees.

The report considers this topic as Medium Risk and advises to obtain evidence of a waiver of the relevant tenants of the pre-emption rights/rights of first refusal granted to them under the relevant lease agreements in connection with the sale of such assets, which can be added in the Facility Agreement.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	DHL

Lease Length:	6+6 years starting from 01/01/2017

Rent:	€558,200

Rent Review:	75% ISTAT

Break Option:	None

Incentives:	No
MARKET COMMENTARY
OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.
VALUATION CONSIDERATIONS
COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €39,382 per annum, provided by Client

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

• Insurance equal to €11,659 per annum, provided by Client

• Property Management equal to 0.8% on Rental Revenue per annum, estimated by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to €73,660, provided by Client

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €40 and €75 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Considering the table appended, we believe the subject property could achieve a higher rental value, considering the small dimension and the fact that it represents an urban logistics building in close proximity to the city of Naples. We have also had regard to the current contracted rent of approximately €98/sqm per annum.
Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

		Unit	Assumption
	Warehouse Rental Value	EUR/ sq m	90

	We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

	For the valuation of this asset, we adopted and Equivalent Yield of 6.50% which indicates a capital rate per sq m of €1,036, after allowing for purchaser’s costs equating to 3.50%.

	On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

	€6,940,000

	(Six Million Nine Hundred Forty Thousand Euros)

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

• Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 7.50%, resulting in a total value of €5,460,000 equating to a capital rate of €815 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 22 June 2021 in which the total reinstatement cost is estimated to be equal to €3,700,000, including demolition costs and fees, with an estimated blended construction rate of €448 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Marcianise - Caserta	—	Q4 2020	4,303	N.a.	—	—	—	45	Worse location and bigger size
Marcianise - Caserta	—	Q4 2020	14,745	N.a.	—	—	—	45	Worse location and bigger size
Marcianise - Caserta	—	Q3 2020	11,167	N.a.	—	—	—	45	Worse location and bigger size
Marcianise - Caserta	—	Q2 2020	5,500	N.a.	—	—	—	40	Worse location and bigger size
Napoli	E-commerce/ Omnichannel	Q2 2018	14,500	Conf.	6 years	—	—	>75	Similar location

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Marzano – Pavia	Distribution & Logistics	Q2 2020	9,575	—	—	€6,120,000	6.90%	639	Worse
Vigasio – Verona	Distribution & Logistics	Q2 2020	12,000	—	—	€15,745,000	5.81%	1,312	Better location and quality
Brescia	Last Mile	Q4 2020	5,200	—	—	€7,500,000	5.50%	1,442	Better location and quality
Arborio – Vercelli	Distribution & Logistics	Q2 2021	15,000	—	—	€10,500,000	6.50%	700	Worse
San Mauro Torinese – Torino	Distribution & Logistics	Q3 2021	14,194	—	—	€7,770,000	6.62%	547	Worse

PROPERTY ID:	VEN14 - Casandrino 1
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

Casandrino 1 - Via paolo Borsellino, Casandrino, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	1,270,000
Market Value (per sm)	1,010
Net Initial Yield	8.57%
Reversionary Yield	6.78%
Equivalent Yield	6.80%
Gross Income (p.a.)	137,000
Gross Income (p.a.) (per sm)	109
*Adj. Gross Income	137,000
Adj. Gross Income (per sm)	109
Net Income (p.a.)	112,706
Net Income (p.a.) (per sm)	90
Gross Rental Value	113,130
Gross Rental Value (per sm)	90
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	21.10%

KEY FACTS
Metric	Value
Total Area (sm)	1,257
WAULT to Break by Rent	0.16
WAULT to Break by ERV	0.16
WAULT to Expiry by Rent	6.17
WAULT to Expiry by ERV	6.17
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
DHL	0.16	6.17	1,257	137,000	113,130	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	0.16	6.17	1,257	137,000	113,130	100.0%

PROPERTY ID:	VEN14 - Casandrino 1
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

CASANDRINO 1

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 1,270,000 (One Million Two Hundred Seventy Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA PAOLO BORSELLINO, 80025 CASANDRINO

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	03/11/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good accessibility from the A1 motorway and from Naples	• The property is located within a secondary location in Italy

• The property is currently fully let	• Highly illiquid asset if transacted standalone

• Building of a very small size and currently over rented

• Grade A/B quality

OPPORTUNITIES	THREATS
• Good performance of the logistics market in 2020 and 2021	• The logistics market in the south of Italy lacks transparency as the market is currently driven by private operator

LOCATION & SITUATION

LOCATION	The subject property is located in the province of Naples, in Casandrino, a town of approximately 14,000 sqm, located in the north area of Naples, in Campania region, south of Italy.

Naples is a municipality of about 940,000 inhabitants located in Campania and represents the third-largest urban economy in Italy, after Milan and Rome. The municipality is bounded to the south-west by the seaside and to the east side by the A1 motorway connecting Naples to Milan.

More precisely, the subject property is located in via Paolo Borsellino, in an industrial area located at some 2 km south of the city centre of Casandrino.

The property benefits from very good accessibility being located in close proximity to the SP500, which connects Casandrino to Naples and to the A1 motorway.

The surroundings are mainly characterized by other industrial buildings.

The property is located at some 12 km from the Naples International Airport.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists in a small logistics building that was built in 1975 and demolished and rebuilt in 2014.

The building consists of an industrial warehouse of some 757 sqm of warehouse and 500 sqm of office space, which is currently let to DHL.

From the TEDD report prepared by Arcadis dated 20th October 2021, we understand that, concerning technical features, foundations, staircases and external walls structures are in precast concrete, while the rooftop structure is in prestressed element with double slope and flat internal layer. These elements are installed on “L” shaped elements. The rooftop is made by prefabricated panels in reinforced concrete and has skylights protected to UV rays. Furthermore, internal walls are made by light bricks and finished with plater and painting. Walls separating warehouse and office are realized in concrete blocks.

According to the abovementioned TEDD, the industrial flooring is made by a concrete plate and the surface finishing is realized with a quart layer mixed with cement and additional elements; perimetral walls are made in prefabricated panels in precast concrete and have continuous windows with vetro camera and with a double glass installed.

The TDD reports that potable water is supplied from the mains of the municipality by the water provider; electricity is supplied in Low Voltage (LV) from the provider, 400/230 Volt; in the office area, heating and cooling are provided by air cooled heat pump installed in the external area (brand: Clivet; model: WSAN-XEE 162; heating capacity: 45.1 kW; cooling capacity: 39.9 kW; dated: 2015) and internal fan coils units and radiators (only for heating in toilets), while warehouse areas are not heated nor cooled; in the offices there are mainly installed ceiling tubular LED lighting fixtures while in the warehouse areas there are mainly installed circular LED lighting fixtures.

We understand that the main MEP systems have been installed in 2015. Overall from a visual inspection, the main MEP systems in offices and warehouse result in fair to good condition.

Summary of known specification (subject to availability):

	Characteristic	Result
	Built / Renovation	Built in 1975 Refurbished in 2016
	Eaves Height	6.3 m
	No. of loading Doors	5
	Loading Door Ratio (/1k sqm)	4.0
	Floor loading	N.a.
	Cross-Dock	Single-sided
	Warehouse (% of GLA)	60%
	Site Coverage Ratio	N.a.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 20/10/2021 and we detected a slight discrepancy of less than 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	757
	Office	500
TOTAL		1,257
Site Area		5,225

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 20th October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

We were not provided by the Client with an immediate CapEx budget.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We have did not adopted an immediate CapEx figure but we applied a capital allowance, based on the information included within the Technical Due Diligence, of €14,631 (€11.64/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 20 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to soil and groundwater contamination deriving from previous activities and equipment. It is recommended to perform a Phase 2 survey to confirm soil/groundwater quality.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE	We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 20 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 29 October 2021, the Project Bianchi Legal Red Flag Report, dated 17 November 2021.

As per the LDD report and the notarial certificate by Notary XXXXX, dated 09/12/2021, we understand that the property is owned by Giusto Srl. Furthermore, as per the LDD and Red Flag report, the tenant DHL Global Forwarding (Italy) S.p.A. and DHL Express (Italy) Srl are entitled to an option right pursuant to an option right agreement entered into on October 29, 2020.

The LDD report states that there is a Proposed Transaction expected to be structured as: (i) the assignment of the Option Right Agreements by DHL Global Forwarding and DHL Express to a real estate alternative investment fund managed by Kryalos SGR S.p.A. and participated by one or more entities advised by The Blackstone Group International Partners LLP (the “Purchaser”); (ii) the exercise of the option right by the Purchaser; and (iii) the acquisition by the Purchaser of the Asset pursuant to a sale and purchase agreement.

The Red Flag Report lists the Pre-emption right by DHL as of Low risk.

The LDD report summarizes topics relating to the subject property, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling dated 29 October 2021, the Project Bianchi Legal Red Flag Report, dated 17 November 2021 and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

Based on the “Project Bianchi - Legal and Red Flag Report” we understand that the lease agreement for this asset includes a pre-emption rights and rights of first refusal in favour of certain lessees.

The report considers this topic as Medium Risk and advises to obtain evidence of a waiver of the relevant tenants of the pre-emption rights/rights of first refusal granted to them under the relevant lease agreements in connection with the sale of such assets, which can be added in the Facility Agreement.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	DHL

Lease Length:	6+6 years starting from 01/12/2015

Rent:	€137,000

Rent Review:	75% ISTAT

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Break Option:	None

Incentives:	No

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €5,318 per annum, provided by Client

• Insurance equal to €2,564 per annum, provided by Client

• Property Management equal to 0.8% on Rental Revenue, estimated by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to €14,631, as per TDD provided

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €40 and €75 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Considering the table appended, we believe the subject property could achieve a higher rental value, considering the small dimension and the fact that it represents an urban logistics building in close proximity to the city of Naples. We have also had regard to the current contracted rent of approximately €109/sqm per annum.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

Unit	Assumption
Warehouse Rental Value	EUR/ sq m	90

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

For the valuation of this asset, we targeted a Reversionary Yield of 6.8% which indicates a capital rate per sq m of €1,010, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€1,270,000

(One Million Two Hundred Seventy Thousand Euros)

The unrounded net capital value is €1,270,209. The gross unrounded capital value is €1,314,666 including €44,457 purchaser’s costs (3.50%).

RE-LETTING PROSPECTS & MARKET ABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

• Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 7.80%, resulting in a total value of €966,820 equating to a capital rate of €769 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assess

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 22 June 2021 in which the total reinstatement cost is estimated to be equal to €600,000, including demolition costs and fees, with an estimated blended construction rate of €511 per sq m. In our capacity as

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Marcianise -Caserta	—	Q4 2020	4,303	N.a.	—	—	—	45	Worse location and bigger size
Marcianise - Caserta	—	Q4 2020	14,745	N.a.	—	—	—	45	Worse location and bigger size
Marcianise - Caserta	—	Q3 2020	11,167	N.a.	—	—	—	45	Worse location and bigger size
Marcianise - Caserta	—	Q2 2020	5,500	N.a.	—	—	—	40	Worse location and bigger size
Napoli	E-commerce/ Omnichannel	Q2 2018	14,500	Conf.	6 years	—	—	>75	Similar location

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Marzano – Pavia	Distribution & Logistics	Q2 2020	9,575	—	—	€6,120,000	6.90%	639	Worse
Vigasio – Verona	Distribution & Logistics	Q2 2020	12,000	—	—	€15,745,000	5.81%	1,312	Better location and quality
Brescia	Last Mile	Q4 2020	5,200	—	—	€7,500,000	5.50%	1,442	Better location and quality
Arborio – Vercelli	Distribution & Logistics	Q2 2021	15,000	—	—	€10,500,000	6.50%	700	Worse
San Mauro Torinese – Torino	Distribution & Logistics	Q3 2021	14,194	—	—	€7,770,000	6.62%	547	Worse

PROPERTY ID:	VEN16 - Bologna 2
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

Bologna 2 - Bologna Interporto, Bentivoglio, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	859,300
Market Value (per sm)	515
Net Initial Yield	-5.00%
Reversionary Yield	4.63%
Equivalent Yield	4.30%
Gross Income (p.a.)	0
Gross Income (p.a.) (per sm)	0
*Adj. Gross Income	0
Adj. Gross Income (per sm)	0
Net Income (p.a.)	-44,456
Net Income (p.a.) (per sm)	-27
Gross Rental Value	83,400
Gross Rental Value (per sm)	50
Capital Expenditure	-8,340
Transaction Costs	3.50%
Over / Under Rented	—

KEY FACTS
Metric	Value
Total Area (sm)	1,668
WAULT to Break by Rent	—
WAULT to Break by ERV	—
WAULT to Expiry by Rent	—
WAULT to Expiry by ERV	—
Percentage of Vacancy (Area)	100.00%
Percentage of Vacancy (ERV)	100.00%
Number of Tenants	0
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—
Vacant	n/a	n/a	1,668	n/a	83,400	n/a

Total	—	—	1,668	0	83,400	100.0%

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

BOLOGNA 2

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 859,300 (Eight Hundred Fifty-Nine Thousand Three Hundred Euro)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

INTERPORTO BLOCCO 6.2A, 40010, BOLOGNA (BO)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	15/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Good accessibility to the main Italian road infrastructures, near the junctions of the A4 and A5 motorways - a prime industrial/logistics communication road in Northern Italy;

•   Location within a logistics interport (prime location);

•   Small size – liquid asset.

•   High coverage ratio and high office ratio

•   Portion of a bigger warehouses which limits the pool of possible tenants and use.

•   Clear height (7,4 m) not in line with market standards for modern logistics/courier buildings.

OPPORTUNITIES	THREATS
• Continuing strengthening of the prime yields in the logistics market	• The property is vacant

LOCATION & SITUATION

LOCATION	Bologna is the capital and the largest city of the Emilia-Romagna region in Northern Italy, situated circa 35 km south-east of Modena, 42 km south-west of Ferrara and 90 km north of Florence.

Being one of the most affluent cities in Italy, the metropolitan area of Bologna has a population of 1,019,539 (ISTAT, 2021), making it the seventh most populous city in Italy. Unemployment rate is 5.7% (Urbistat, 2019), still low compared to the national average of 11.2% as announced by ISTAT, 2020.

Bologna is considered an important industrial, agricultural and financial hub, housing a number of mechanical, electronic and food company headquarters. The city also has a high presence of firms specialized in the manufacturing of automatic packing machines.

Bologna Centrale Railway Station is located at the northern edge of the city center providing high-speed train services to major cities such as Milan, Turin and Rome, etc. As well as regional train services, intercity train services also operate to Innsbruck and Munich.

Guglielmo Marconi International Airport is 6km west of Bologna city center which can be reached within a 20-minute drive. Following the airport’s expansion in 2013, it is now the seventh busiest airport in Italy handling 7,680,992 passengers in 2016.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The property is located within the Bologna Interport which is considered the most important logistic area of Bologna and a prime logistic destination in Northern Italy.

The area benefits from excellent road networks very close to A13 motorway which further connects to A14 motorway, the most important motorway connecting Northern and Southern Italy along the Adriatic coast. The area is well connected by public means as well: the closest rail stations are Funo and San Giorgio di Piano situated south and north of the interport.

Whilst the surrounding area is dominated by logistic warehouses while large clusters of industrial properties can be found in Bargellino which is situated to the west side of the airport. Major business occupiers in the area include ITS Group, Euroma Group as well as Centro client UPS, all occupying properties close to the subject property.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is a portion of a logistics warehouse, presenting a rectangular shape with an office portion. It is built in 1982 and currently is vacant. The pre-cast reinforced concrete structure of the building presents a good/fair state of repair and includes 4 loading doors. The property is characterized by external reinforced concrete walls with industrial concrete flooring and finishing. The property shares the manoeuvring area with adjunct tenants.

It includes a total of some 1,668 sqm (of which 568 sqm are office) while the respective site area is 2,010 sqm.

From the TEDD report prepared by Arcadis dated 20th October 2021, we understand that the logistic warehouse is specifically denominated Building 6.2, block A, situated in the northern area of the Interporto of Bologna complex and has prefabricated concrete load-bearing structure with 2 floors in total: 1 floor above ground located at approx. +1,20 mt (warehouse) and 2 floors above ground for the office block inside the warehouse same. The warehouse area also includes a forklift battery recharging area toward the north-west loading bays, not physically separated from the rest of the area. The two-floor office block, connected by a metal stair, are currently unused and unfurnished.

The TDD reports that potable water is supplied from the mains of the municipality by the water provider; electricity is supplied in Low Voltage (LV). The utility meter is installed in a locker located on the south of the building; natural gas supply is available to the site but is currently inactive; sanitary hot water (DHW) is generated through electric boilers installed in toilets and changing rooms; there is a mechanical ventilation system for the offices and toilets installed on the mezzanine floor above the offices (inaccessible) with air ducts. This floor also houses an electrode steam humidifier; heating and cooling is only provided to the office block through no.2 VRV units (one installed

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AMERICA EUROPE DAC

externally near the dismissed heating station, the other on the mezzanine floor above the offices.). The terminal units mainly consist of floor-standing fan coil units and air diffusers; lighting fixtures mainly consist of suspended linear fluorescent lamps in the warehouse area and recessed fluorescent fixtures in the office area.

We understand that the main MEP systems mostly date back to 2009-2010. Overall, from a visual inspection the main MEP systems result in fair condition with some components nearing the end of their lifecycle.

Summary of known specification (subject to availability):

	Characteristic	Result
	Built / Renovation	Built in 1982
	Eaves Height	7.4 m
	No. of loading Doors	6
	Loading Door Ratio (/1k sqm)	3.6
	Floor loading	N.a.
	Cross-Dock	N.a. - Double- side doors (2 per side)
	Warehouse (% of GLA)	66%
	Site Coverage Ratio	N.a.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical and Environmental Due Diligence issued by Arcadis dated 20/10/2021 and we detected a slight discrepancy of less than 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	1,100
	Office	568
TOTAL		1,668
Site Area		2,010

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 20th October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

We were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We did not adopted an immediate CapEx figure but we considered a capital allowance, based on the information included within the Technical Due Diligence, of €18,971 (€11.37/sqm p.a.) starting from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 20 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to asbestos containing materials. It is suggested to provide documented evidence regarding ACMs removal works performed in the past, in case of lack of information it is recommended to perform an ACMs survey.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE	We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 20 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 29 October 2021, the Project Bianchi Legal Red Flag Report, dated 17 November 2021.

As per the LDD report and notarial certificate by Notary XXXXX, dated 09/12/2021, we understand that the property is owned by ACS Immobiliare S.r.l. Furthermore, as per the LDD and Red Flag report, the tenant DHL Global Forwarding (Italy) S.p.A. is entitled to an option right pursuant to an option right agreement entered into on October 28, 2020.

The LDD report states that there is a Proposed Transaction expected to be structured as: (i) the assignment of the Option Right Agreements by DHL Global Forwarding and DHL Express to a real estate alternative investment fund managed by Kryalos SGR S.p.A. and participated by one or more entities advised by The Blackstone Group International Partners LLP (the “Purchaser”); (ii) the exercise of the option right by the Purchaser; and (iii) the acquisition by the Purchaser of the Asset pursuant to a sale and purchase agreement.

The Red Flag Report lists the Pre-emption right by DHL as of Low risk.

The LDD report summarizes topics relating to the subject property, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling dated 29 October 2021, the Project Bianchi Legal Red Flag Report, dated 17 November 2021 and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

We understand that the property is currently fully vacant.

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €18,700 per annum, provided by Client

• Insurance equal to €3,400 per annum, provided by Client

• Property Management equal to 0.8% on Rental Revenues per annum, assumed by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to €18,971 as per TDD provided.

Capital Expenses

• Letting Fees equating to 10% of Rental Revenue.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €42 and €70 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the evidence table appended, we would highlight the letting transactions within the Bentivoglio Interport, but apply a lower rental value as the property presents a portion of the total building, and a lower state of repair.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/sq m	50

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the situation of the property, we would expect to reflect a lower capital value compared to prime transaction in the area, and have a capital value closer to the transactions in Parma and Modena.

For the valuation of this asset, we adopted and Equivalent Yield of 4.30% which indicates a capital rate per sq m of €515, after allowing for purchaser’s costs equating to 3.50%. On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€859,300

(Eight Hundred Fifty Nine Thousand Three Hundred Euro)

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time of at least 3 months to find a suitable tenant, and a 6-month incentive to secure a 6+6 lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Given the property is entirely vacant, our vacant possession value is equal to our opinion of Market Value.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 22 June 2021 in which the total reinstatement cost is estimated to be equal to €800,000, including demolition costs and fees, with an estimated blended construction rate of €370 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENTAL RATE PER SQ M		RENT (P.A)	RELATIVE QUALITY (BETTER, WORSE, SIMILAR)
San Giorgio di Piano, BO	3PL	Q2 2020	47,142	Number One	6+6	—		€42	€1,979,964	Similar state of repair, Worse location (out of Interport)
Valsamoggia, BO	Manufacturing	Q2 2020	11,413	Beghelli	9+6	—		€51	€582,063	Better State of Repair - Worse characteristics (Manufacturing)
Calderara di Reno, BO	E-commerce	Q3 2020	3,100	Confidential	6+6	—	€	<60	Confidential	Better
Bentivoglio, BO	Courier	Q3 2020	9,170	SDA	—	—		€70 Est	€640,000	Better (BTS)
Bentivoglio, BO	3PL	Q1 2021	12,233	Pallex	—	—		€55	€672,815	Better (BTS)
Calderara di reno	Courier	Q2 2021	10,000	Fed-ex	9+6	—		€70	€700,000	Better
Calderara di Reno, BO	Retailer	Q2 2021	3,000	MiFood	—	—		€62	€186,000	Better
Bentivoglio, BO	3PL	Q2 2021	5,680	Macosped	—	—		€57	€323,760	Better

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NET/NET)	CAPITAL RATE PER SQ M	RELATIVE QUALITY (BETTER, WORSE, SIMILAR )
Bomporto, Modena	Distribution & Logistics	Q3 2019	38,000	—	—	5,800,000	8.68%	420	Worse location
Campogagliano, Modena	Distribution & Logistics	Q3 2019	38,000	17y	—	28,000,000	6.35%	737	Better tenancy Worse Location
Caorso (Piacenza)	Logistics – Standard	Q3 2020	34,750	10+2y	—	19,635,000	6.80%	565	Worse location, Better tenancy
Broni (PV)	Logistics – Standard	Q3 2020	146,300	>6y	—	112,000,000	Confidential (<5.5%)	770	Better
Parma	Distribution & Logistics	Q2 2021	89,630	—	—	50,000,000	6.30%	558	Worse location
Parma	Distribution & Logistics	Q3 2021	14,000	—	—	6,440,000	5.00%	460	Worse location

PROPERTY ID:	VEN17 - San Mauro 2
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

San Mauro 2 - Via Umbria, 5, San Mauro (TO), Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	693,000
Market Value (per sm)	445
Net Initial Yield	3.02%
Reversionary Yield	5.04%
Equivalent Yield	4.35%
Gross Income (p.a.)	60,000
Gross Income (p.a.) (per sm)	39
*Adj. Gross Income	60,000
Adj. Gross Income (per sm)	39
Net Income (p.a.)	21,657
Net Income (p.a.) (per sm)	14
Gross Rental Value	74,700
Gross Rental Value (per sm)	48
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-19.68%

KEY FACTS
Metric	Value
Total Area (sm)	1,557
WAULT to Break by Rent	9.84
WAULT to Break by ERV	9.84
WAULT to Expiry by Rent	9.84
WAULT to Expiry by ERV	9.84
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
DHL	3.34	9.84	1,557	60,000	74,700	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	3.34	9.84	1,557	60,000	74,700	100.0%

PROPERTY ID:	VEN17 - San Mauro 2
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SAN MAURO 2

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 693,000 (Six Hundred Ninety-Three Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIALE UMBRIA 5, 10036 TURIN (TO)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Good accessibility to the main Italian road infrastructures, near the junctions of the A4 and A5 motorways - a prime industrial/logistics communication road in Northern Italy;

•   Location within a logistics-industrial area;

•   Good ratio of office space

•   Good manoeuvring area and parking spaces;

• Fair provision of loading bays 12 loading doors. • Clear height (5.3 m) not in line with market standards for modern logistics buildings

OPPORTUNITIES	THREATS
• Continuing strengthening of the prime yields in the logistics market	• Being not a Grade A and standard courier, affects the timing of marketability.

LOCATION & SITUATION

LOCATION	The property is located in the Municipality of San Mauro Torinese within the metropolitan city of Torino in Piedmont region in North-West Italy. The property is approximately 5 km South of the centre of Settimo Torinese, 4 km North of the city centre of Torino and 135 km East of Milan. In particular, it is located on the border with the Torino Municipality which has approximately 880,000 inhabitants. San Mauro Torinese is a small town, North of Turin, serving as a suburb, with a population of approximately 18,600 (source: Urbistat, 2019) and a population density of 1,485 inhabitants per sq km; it is located on a level land area to the North of Torino and is flown through the river Po in the South-Eastern portion.

The subject area has registered a high demographic increase at the end of the 1960s developing from an agricultural village into a mid-big size city. The surroundings are mainly characterized by other industrial buildings with SP 11 connecting to A55, the nearest motorway.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY DESCRIPTION

DESCRIPTION	The subject property consists in a logistics building of a rectangular shape with an office portion on the side, built in 1980, used by DHL. The pre-cast reinforced concrete structure of the building presents an open-gable industrial roofing system and a canopy on the loading side. The property is characterized by external reinforced concrete walls and regular metal window frames along the façades, with industrial flooring and finishing.

It includes a total of some 1,210 sqm (of which 270 sqm are office) with a good manoeuvring area of 4,033 sqm.

From the TEDD report prepared by Arcadis dated 20th October 2021, we understand that the warehouse area also includes a forklifts battery recharging area, physically separated from the rest of the warehouse. The tree-floor office block, connected by a concrete stair, is currently in use and it is divided onto ancillary areas and technical rooms in the basement, offices at ground floor and meeting rooms at the first one. The warehouse has industrial concrete flooring, and the offices have tiles and parquets. The south-west façade is provided with 15 loading bays in total and the closure of each loading bay is made by metallic rolling shutter. The unit has an exclusive external asphalted area surrounding the asset, with the south-west area dedicated for loading/unloading activity.

The TDD reports that potable water is supplied from the municipality main network; electricity is supplied in Low Voltage (LV) to the logistic complex; gas is not supplied to the logistic complex and the heating boiler located in the heating station is out of service; Heating and Cooling are mainly supplied by heat pumps installed in different parts of the offices block.

We understand that the main MEP systems have varying installation years, as: Split systems installed in 2019, “Out of Service” Heating boiler installed in 1990, extension of the electrical system carried out in 2019, new smoke detection system installed in 2019. Overall, from a visual inspection, the main MEP systems result in fair to poor condition (depending on the system).

Summary of known specification (subject to availability):

	Characteristic	Result
	Built / Renovation	Built in 1980 Refurbished in 2014
	Eaves Height	5.3 m
	No. of loading Doors	15
	Loading Door Ratio (/1k sqm)	12.4
	Floor loading	N.a.
	Cross-Dock	Front loading
	Warehouse (% of GLA)	78%
	Site Coverage Ratio	N.a.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical and Environmental Due Diligence issued by Arcadis dated 20/10/2021 and we detected a discrepancy of approx 20%. Therefore we considered the area included within the TDD provided.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	1,206
	Office	261
	Canopies	90
TOTAL		1,557
Site Area		4,033

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 20th October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

We were provided by the Client with the CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”).

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We did not adopt an immediate CapEx figure but we considered a capital allowance, based on the information included within the Technical Due Diligence, of €24,380 (€20.15/sqm p.a.) starting from valuation date.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 20 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to asbestos containing materials, soil and groundwater (underground storage tanks) and major accident hazard facility. It is suggested to provide information regarding any mapping or surveying of ACMs conducted, and in case of missing documentation to perform ACMs mapping survey to be able to exclude potential presence of ACMs. In order to assure the quality of soil/groundwater, it is recommended to perform Phase 2 survey. Furthermore, it is suggested that the Seller takes contact with its H&S department to check the relevant measures and implement the Internal Emergency Plan with proper safety measures if necessary.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE	We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 20 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 29 October 2021, the Project Bianchi Legal Red Flag Report, dated 17 November 2021.

As per the LDD report and notarial certificate by Notary XXXXX, dated 09/12/2021, we understand that the property is owned by IMCO Srl. Furthermore, as per the LDD and Red Flag report, the tenant DHL Global Forwarding (Italy) S.p.A. are entitled to an option right pursuant to an option right agreement entered into on August 27, 2020.

The LDD report states that there is a Proposed Transaction expected to be structured as: (i) the assignment of the Option Right Agreements by DHL Global Forwarding and DHL Express to a real estate alternative investment fund managed by Kryalos SGR S.p.A. and participated by one or more entities advised by The Blackstone Group International Partners LLP (the “Purchaser”); (ii) the exercise of the option right by the Purchaser; and (iii) the acquisition by the Purchaser of the Asset pursuant to a sale and purchase agreement.

The Red Flag Report lists the Pre-emption right by DHL as of Low risk.

The LDD report summarizes topics relating to the subject property, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY	We have been provided with the Legal Due Diligence issued by Shearman & Sterling dated 29 October 2021, the Project Bianchi Legal Red Flag Report, dated 17 November 2021 and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

Based on the “Project Bianchi - Legal and Red Flag Report” we understand that the lease agreement for this asset includes a pre-emption rights and rights of first refusal in favour of certain lessees.

The report considers this topic as Medium Risk and advises to obtain evidence of a waiver of the relevant tenants of the pre-emption rights/rights of first refusal granted to them under the relevant lease agreements in connection with the sale of such assets, which can be added in the Facility Agreement.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	DHL

Lease Length:	6+6 years starting from 01/08/2019

Rent:	€60,000

Rent Review:	75% ISTAT

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Break Option:	31/07/2021

Incentives:	No

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €10,700 per annum, provided by Client

• Insurance equal to €2,500 per annum, provided by Client

• Property Management equal to 0.8% estimated by CBRE

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to €24,380 as for TDD

Capital Expenses

• Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €43 and €115 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

We have considered letting transaction in the nearby area, as well as expanded our area of research to similar typology (courier logistics) as they reflect a higher rental value compared to standard logistics. Considering the poor accessibility we would consider a rental value lower to standard courier.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

Unit	Assumption
Warehouse Rental Value	EUR/ sq m	50

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would consider the recent DHL Portfolio transaction as the most relevant.

For the valuation of this asset, we targeted a Reversion Yield of 5.00% which indicates a capital rate per sq m of approx. €450, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€693,000

(Six Hundred Ninety-Three Thousand Euros)

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

• Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sqm per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.35%, resulting in a total value of €576,100 equating to a capital rate of €370 per sq m.

ESTIMATED REINSTATEMENT COST	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 22 June 2021 in which the total reinstatement cost is

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

estimated to be equal to €1,000,000, including demolition costs and fees, with an estimated blended construction rate of €507 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Orbassano, TO	E-commerce/ Omni channel	Q1 2019	16,000	Susa Trasporti	—	—	€960,000	€60	Better State of Repair, Worse Characteristics
Nichelino, TO	Manufacturing	Q1 2019	40000	AF Logistics	—	—	—	—	Worse (Logistics)
Grugliasco, TO	E-commerce/ Omni channel	Q3 2019	5,811	Fercam	12	—	€273,117	€47	Worse (Logistics)
Borgaro Torinese, TO	E-commerce/ Omni channel	Q1 2019	14,000	Chrono Express srl	—	—	€630,000	€45	Worse (Logistics)
Stezzano, BG	Last Mile, BTS Logistics	Q3 2019	5,900	Orobica Pesca	—	—	413,000	70	Inferior Location
Castenedolo, BS	Last Mile, BTS Logistics	Q4 2019	4,400	DHL	—	—	484,000	110	Inferior Location
Grugliasco, TO	E-commerce/ Omni channel	Q4 2020	11,770	Amazon	12	—	€1,353,550	€115	Better
Settimo Torinese, TO	Manufacturing	Q3 2020	52,136	Pirelli	—	—	€2,241,848	€43	Worse (Logistics)
Settimo Torinese, TO	Retail	Q3 2020	5,460	Safim	—	—	€327,600	€60	Worse (Logistics)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPESRTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Venaria Reale	Distribution &Logistics	Q4 2020	17,140	—		€10,300,000	6,60%	€601	Better state of repair
Trecate, NO	Distribution &Logistics	Q4 2020	162,235	15	—	>190 mil	<4.30%	>1,170	Better Better Location and Stete of Repair
DHL Portfolio, 7 assets, National	Distribution &Logistics	Q4 2020	33,665	—	—	52,500,000	5.20	€1,559	Similar assets, Inferior location
Elisabeth Portfolio,	Distribution &Logistics, 9 asstes (1 in Settimo Torinese)	Q3 2021	46,503			117,500,000	4.81%	898	Similar typology, but Better (Settimo Torinese property is Courier BTS)
CBRE GI Torino, Torino, TO	Portfolio in Torino, including 3 assets.	Q2 2021	154,000	9 y 2 y Vacant	40-46	127,000,000	4.80%	825	Similar location of 2 properties, one is Speculative, one is BTS for Michelin
DHL Portfolio, Mileway	Distribution & Logistics / Courier/ Development	Q2 2021	32,141	Rolling Break Option	n.a.	16,400,000	5.90	510	Similar Assets, 1 development, Worse tenancy
PGIM Portfolio	Distribution & Logistics (1 in Settimo Torinese)	Q3 2021	73,331			70,000,000	4.90%	955	Better building characteristics and tenancy.

PROPERTY ID:	VEN18 - Bracchi 1
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

Bracchi 1 - Via Venezia, 443, Bergamo, Italy

VALUATION METRICS	(currency -EUR)
Metric	Value
Market Value	1,130,000
Market Value (per sm)	726
Net Initial Yield	8.71%
Reversionary Yield	6.99%
Equivalent Yield	8.00%
Gross Income (p.a.)	137,122
Gross Income (p.a.) (per sm)	88
*Adj. Gross Income	137,122
Adj. Gross Income (per sm)	88
Net Income (p.a.)	102,092
Net Income (p.a.) (per sm)	66
Gross Rental Value	116,700
Gross Rental Value (per sm)	75
Capital Expenditure	0
Transaction Costs	3.51%
Over / Under Rented	17.50%

KEY FACTS
Metric	Value
Total Area (sm)	1,556
WAULT to Break by Rent	11.42
WAULT to Break by ERV	11.42
WAULT to Expiry by Rent	11.42
WAULT to Expiry by ERV	11.42
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Bracchi (office)	5.41	11.42	1,556	137,122	116,700	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	5.41	11.42	1,556	137,122	116,700	100.0%

PROPERTY ID:	VEN18 - Bracchi 1
ON BEHALF OF:	BANK OF AMERICA EUROPE DAC
VALUATION DATE:	01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

BRACCHI 1

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 1,130,000 (One Million One Hundred Thirty Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA VENEZIANA, 443, 20245 FARA GERA D’ADDA (BG)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good accessibility to main Italian road infrastructure (A35 motorway) • Good maintenance conditions • Good parking provision • Comprised within the Core Milan Logistics Market

•   Stand-alone office building located in an industrial complex

•   Less appealing location compared to similar properties in Core Milan’s market

•   Lack of public transportation and amenities within the immediate surroundings

•   Part of a big industrial asset, therefore illiquid if considered separately

•   Low demand for office building is similar context.

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants • Asset suitable for single and multi-tenant purpose	• Uncertain take-up if current tenant vacates at lease expiry

LOCATION & SITUATION

LOCATION

The subject property is located in Fara Gera d’Adda, a small town approximately 20 km south west of Bergamo, in Lombardy region, north of Italy.

Fara Gera d’Adda is a small municipality of about 7,922 inhabitants and is located on the left bank of the river Adda, in an area characterized by the presence of numerous green areas – including the Parco Adda Nord – which enhances tourism in the area. Accessibility is good thanks to its proximity to A58 (Tangenziale Esterna di Milano) and A35 BRE-BE-MI motorways some 20 km south. Furthermore, A4 Torino- Trieste motorway is located only 10 km north.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

More precisely, the subject property is located in via Veneziana, 443, in an industrial area in the southern area of Fara Gera d’Adda, only 6 km far from Treviglio, bounded to the west by SP 184 bis and via Badalasco to the north.

The surroundings are mainly characterized by agricultural lands and a good accessibility to the area is granted by its proximity to A58 (Tangenziale Esterna di Milano) and A35 BRE-BE-MI motorways only about 15 km far.

The level of additional services such as bars and restaurants is fair, with a few restaurants and a hotel in the proximity. Concerning the presence of public transportation in the area, it can be considered quite poor as well, with only one bus stop on via Badalasco, while the nearest railway station is the one of Cassano d’Adda about 4,3 km far from the subject property. Furthermore, the international airport of Milano Linate is located some 30 km west and Orio al Serio international airport is about 30 km north west far.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property consists in an office building built in 1978 and composed by 3 above ground floors dedicated to office and 1 basement floor devoted to archives and deposits, with internal height of 2.7 m. Furthermore, the vertical connections are assured through two staircases and one lift and 41 parking spaces are present around the subject property.

We understand from the TDD report prepared by Arcadis and dated 22nd October 2021 that the asset was originally built for office and guardian house use (original license dated 1975) but between 1993-1994 further building licenses were released that authorized the final shape of the building as it appears today.

The abovementioned TDD reports that the office building is divided into multiple sub-units separated with drywalls and light prefabricated walls. The office area is characterised by flooring with stone-like tiles on it. The façade is made of masonry walls and thermal insulation on the ground and first floors, while the last (second) floor has a continuous glazed façade. The windows are made of double-glazed windows with aluminium frames and aluminium sandwich sheets cover the double-pitch roof. The roof – which was realised at the end of ‘90s and was found in good maintenance conditions – is provided with a water drain system placed along the external perimeter. Concerning the building design, the office is multi-storey columns (reinforced concrete on the ground and first floors; metal carpentry on the last floor) and beams structure, divided into different subunits. Each one is furnished and fitted with standard grade finishes such as light prefabricated panels, false ceilings in the corridors, and drywalls in the service areas. Each floor is provided with technical rooms and hygiene services located near the staircases.

We understand that the main equipment of HVAC system – that serves only the offices – has been installed in 2017 (i.e.: AHU and VRV systems), while

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

electrical systems date back partially to 1993/1994 (i.e.: part of MV/LV transformation cabin; LV panels) and partially to 2014. Overall, from a visual inspection, the main MEP systems were in fair maintenance condition, considering their age, with some components near the end of their life cycle.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

In particular the TDD reports that electricity is supplied in Medium Voltage (MV) and transformed at the MV/LV electrical substation, which is shared between buildings 1, 2 and 3 of the complex; natural gas is supplied to feed the Heating gas boiler dedicated to radiators installed in the toilets; the potable water is supplied from the main of the municipality; heating is supplied to offices and toilets by n. 1 Gas boiler, n. 3 VRV external units, n.1 VRV water hydronic unit, while cooling is supplied by n. 3 VRV external units and some splits units; an AHU is installed for mechanical ventilation.

From the TDD the overall building appears to be from fair to good maintenance conditions.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 1978 Partially renovated in 2014 and 2017
Eaves Height	N/A – office building
No. of loading Doors	N/A – office building
Loading Door Ratio (/1k sqm)	N/A – office building
Floor loading	N/A – office building
Cross-Dock	N/A – office building
Warehouse (% of GLA)	N/A – office building
Site Coverage Ratio	N/A – office building

ACCOMMODATION

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 22/10/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	423
	Office	1,133
TOTAL		1,556
Site Area		1,820

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 22nd October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €0.00.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €0.00, plus a capital allowance, based on the information included within the Technical Due Diligence, of €26,416 (€16.97/sqm p.a.) starting from valuation date.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 22 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to the asbestos containing materials and underground storage tanks and soil contamination. It is suggested to provide a previous asbestos mapping survey, if not available, to perform it. Regarding the soil contamination risk, it is requested to provide the missing documentation and in case of lack of documentation to perform a Phase 2 survey.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE

We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 22 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and a Draft of the Escrow Agreement with Mileway Italy 2021 Bidco S.r.l.

We understand the property is currently owned by Bracchi Immobiliare Logistica Srl. The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the entire corporate capital of the Company by a company participated by one or more entities advised by The Blackstone Group International Partners LLP.

The report summarizes topics relating to the Company and the Real Estate Complex, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and Lease Agreement with Bracchi Srl and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

From the TDD report prepared by Arcadis and dated 22nd October 2021, we understand that the Tenant and the Landlord belong to the same entity, and the lease could be considered as an internal intercompany operation, which we have considered when arriving in our opinion of ERV.

Based on the lease contract, we understand the Real Estate Complex occupied by Bracchi S.r.l. starting from March 5, 2021, which sets forth a six-year term starting from March 1, 2021, subject to automatic renewal for subsequent six-year periods, for a total annual rent of Euro 3,264,360.00.

The salient terms of the occupational lease for Bracchi 1 asset are summarised as follows:

Tenant Name:	Bracchi S.r.l.

Lease Length:	6+6 starting from 01/03/2021

Rent:	€137,122

Rent Review:	75% ISTAT

Break Option:	The tenant may terminate the Lease Agreement at any time by six-month prior written notice for “serious causes”

Incentives:	No

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €5,040 per annum, provided by Client

•   Insurance equal to €1,183 per annum, provided by Client

•   Property Management equal to 0.80% of rental revenue per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to €26,416, as per TDD provided

Capital Expenses

•   Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €0.00

•   Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. We highlight scarce evidence for office spaces with similar characteristics within the area of reference as is better known for industrial use rather than for office. The rental rates of the most relevant industrial comparable evidence range between €36 and €65 per sq m per annum, depending on the duration of the lease contract, building specifications and age. We also included within our analysis some asking comparable of office spaces whose values ranged between €65 and €109 per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

In determining our ERV we have taken in consideration the location, accessibility and building characteristics of the subject property as well as the current market trend within the logistics market.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Offices Rental Value	EUR/ sq m	75

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the Transaction in Melzo of a light industrial complex in Q3 2021 reflecting a net initial yield of 5.50%. Considering the better location of the comparable and the current leasing situation of the subject property we would expect the subject property to reflect a higher initial yield.

For the valuation of this asset, we adopted and Equivalent Yield of 8.00% which indicates a capital rate per sq m of €726, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€1,130,000 (One Million One Hundred Thirty Thousand Euro)
RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 18 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 18 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 9.00%, resulting in a total value of €714,260 equating to a capital rate of €459 per sq m.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 21 October 2021 in which the total reinstatement cost is estimated to be equal to €1,500,000, including demolition costs and fees, with an estimated blended construction rate of €810 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Treviglio	Office	Q4 2021	350	—	—	—	€25,200 (Asking)	72	Worse (Asking)
Treviglio	Office	Q4 2021	300				€20,400 (Asking)	68	Worse (Asking)
Treviglio	Office	Q4 2021	275				€30,000 (Asking)	109	Better (Asking)
Mezzago (MB)	—	Q3 2021	14.637	Flowserve	—	—		64.9	Similar
Bottanuco (BG)	—	Q3 2021	18.366	Albea	—	—		59.2	Similar

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Fara Gera d’Adda	Office	Q4 2021	1,286		Vacant	€380,000	n.a.	295	Similar (Asking)
San Gervasio	Office	Q4 2021	3,000		Vacant	€880,000	n.a.	290	Worse (Asking)
Ciserano	Office	Q4 2021	3,100		Vacant	€5,300,000	n.a.	1,700	Slightly Better (Asking)
Melzo (MI)	Distribution & Logistics	Q3 2021	29,788	—	—	€45,000,000	5.50%	1.511	Better

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN19 - Bracchi 2 BANK OF AMERICA EUROPE DAC 01-Oct-2021

Bracchi 2 - Via Veneziana, 443, Bergamo, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	4,390,000
Market Value (per sm)	761
Net Initial Yield	6.02%
Reversionary Yield	5.60%
Equivalent Yield	5.80%
Gross Income (p.a.)	341,984
Gross Income (p.a.) (per sm)	59
*Adj. Gross Income	341,984
Adj. Gross Income (per sm)	59
Net Income (p.a.)	273,185
Net Income (p.a.) (per sm)	47
Gross Rental Value	323,008
Gross Rental Value (per sm)	56
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	5.87%

KEY FACTS
Metric	Value
Total Area (sm)	5,768
WAULT to Break by Rent	11.42
WAULT to Break by ERV	11.42
WAULT to Expiry by Rent	11.42
WAULT to Expiry by ERV	11.42
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Bracchi	5.41	11.42	5,768	341,984	323,008	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	5.41	11.42	5,768	341,984	323,008	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN19 - Bracchi 2 BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

BRACCHI 2

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 4,390,000 (Four Million Three Hundred Ninety Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA VENEZIANA, 443, 20245 FARA GERA D’ADDA (BG)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good accessibility to main Italian road infrastructure (A35 motorway) • Good parking provision • Comprised within the Core Milan Logistics Market

•   Internal height (<8m) not in line with modern Grade A logistics standards

•   Limited manoeuvring area

•   Fair maintenance conditions

•   Lack of public transportation and amenities within the immediate surroundings

•   Part of a big industrial asset, therefore illiquid if considered separately

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• Uncertain take-up if current tenant vacates at lease expiry

LOCATION & SITUATION

LOCATION

The subject property is located in Fara Gera d’Adda, a small town approximately 20 km south west of Bergamo, in Lombardy region, north of Italy.

Fara Gera d’Adda is a small municipality of about 7,922 inhabitants and is located on the left bank of the river Adda, in an area characterized by the presence of numerous green areas – including the Parco Adda Nord – which enhances tourism in the area. Accessibility is good thanks to its proximity to A58 (Tangenziale Esterna di Milano) and A35 BRE-BE-MI motorways some 20 km south. Furthermore, A4 Torino- Trieste motorway is located only 10 km north.

More precisely, the subject property is located in via Veneziana, 443, in an industrial area in the southern area of Fara Gera d’Adda, only 6 km far from Treviglio, bounded to the west by SP 184 bis and via Badalasco to the north.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The surroundings are mainly characterized by agricultural lands and a good accessibility to the area is granted by its proximity to A58 (Tangenziale Esterna di Milano) and A35 BRE-BE-MI motorways only about 15 km far.

The level of additional services such as bars and restaurants is fair, with a few restaurants and a hotel in the proximity. Concerning the presence of public transportation in the area, it can be considered quite poor as well, with only one bus stop on via Badalasco, while the nearest railway station is the one of Cassano d’Adda about 4,3 km far from the subject property. Furthermore, the international airport of Milano Linate is located some 30 km west and Orio al Serio international airport is about 30 km north west far.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property consists in a logistic building built in 1978 and extended in the mid-nineties.

We understand from the TDD report prepared by Arcadis and dated 22nd October 2021 that the asset is composed by a ground floor dedicated to warehouse use and services for staff and drivers and offices developed on one floor above ground realized with light prefabricated panels. The battery recharging and oil storage are located outside the warehouse under two separate canopies. There is also an electrical cabin located between the canopies and near to the fence. No lift is present. In the eastern part there are no. 14 loading bays in total and additional 10 industrial door along south and north façade.

The above mentioned TDD reports that the external roads and part of the plazas are asphalted meanwhile the areas in front of the loading bays – designed to host manoeuvre operations of heavy vehicles – are covered with reinforced concrete. Furthermore, the warehouse building is divided into five different sub- units separated with concrete block walls and the warehouse is mainly developed only on the ground floor, including small prefabricated offices with hygiene services placed along the perimeter near the truck access doors. There is an emergency tunnel located on the underground floor and externally, each sub-unit/portion is accessible through a single industrial door. The façade is made of concrete blocks with windows made by single U-glass panels and, in the area of the refurbished offices (west portion), double glazed windows with aluminium frame. The roof subdivided into five spans is a double-pitch roof, and it is covered by aluminium sandwich panels. The roof is provided with a water drain system placed in the Y-shaped beams between the spans.

The TDD reports that electricity is supplied in Medium Voltage (MV) and transformed at the MV/LV electrical substation which is shared between buildings 1, 2 and 3 of the complex; natural gas is supplied to feed the Heating gas boiler installed in the technical room; the potable water is supplied from the main of the municipality; heating is supplied to changing rooms and toilets by n. 1 gas boiler and heat pump split units (the warehouse is not heated); cooling is supplied to offices by heat pump split units; air renewal is granted through a mechanical ventilation system, with heat recovery system only for the changing rooms and toilets area; a heat pump for domestic hot water (DHW) is installed in the technical room.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We understand that part of HVAC system has been installed in 2015 (i.e.: HVAC systems for changing rooms area, consisting in: mechanical ventilation system, heating boiler for heating and heat pump for sanitary hot water), while electrical systems date back partially to 1994 (i.e.: part of MV/LV transformation cabin, part of LV equipment). Overall, from a visual inspection, the main MEP systems were in fair maintenance condition, considering their age, with some components near the end of their life cycle.

From the TDD the overall building appears to be in fair maintenance conditions.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 1978 Renovated in 2004
Eaves Height	6 m
No. of loading Doors	14
Loading Door Ratio (/1k sqm)	2.4
Floor loading	N.a.
Cross-Dock	Double- sided
Warehouse (% of GLA)	100%
Site Coverage Ratio	N.a.

ACCOMMODATION

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 22/10/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	5,768
TOTAL		5,768
Site Area		9,800

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 22nd October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €0.00.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €0.00, plus a capital allowance, based on the information included within the Technical Due Diligence, of €37,969 (€6.58/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 22 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to the potential off-site contamination as the commercial/industrial buildings in the surroundings could generate industrial wastewater that could represent a risk of potential contamination in case of any spills or any failure of the wastewater treatment process. Therefore, it is suggested to perform a Phase 2 environmental survey to exclude the risk.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE

We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 22 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and a Draft of the Escrow Agreement with Mileway Italy 2021 Bidco S.r.l.

We understand the property is currently owned by Bracchi Immobiliare Logistica Srl. The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the entire corporate capital of the Company by a company participated by one or more entities advised by The Blackstone Group International Partners LLP.

The report summarizes topics relating to the Company and the Real Estate Complex, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and Lease Agreement with Bracchi Srl and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

From the TDD report prepared by Arcadis and dated 22nd October 2021, we understand that the Tenant and the Landlord belong to the same entity, and the lease could be considered as an internal intercompany operation, which we have considered when arriving in our opinion of ERV.

Based on the lease contract, we understand the Real Estate Complex occupied by Bracchi S.r.l. starting from March 5, 2021, which sets forth a six-year term starting from March 1, 2021, subject to automatic renewal for subsequent six-year periods, for a total annual rent of Euro 3,264,360.00.

The salient terms of the occupational lease for Bracchi 2 asset are summarised as follows:

Tenant Name:	Bracchi S.r.l.

Lease Length:	6+6 starting from 01/03/2021

Rent:	€341,984

Rent Review:	75% ISTAT

Break Option:	The tenant may terminate the Lease Agreement at any time by six-month prior written notice for “serious causes”

Incentives:	No

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.
INVESTMENT MARKET

Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €20,000 per annum, provided by Client

•   Insurance equal to €4,384 per annum, provided by Client

•   Property Management equal to 0.80% of rental revenue per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to €37,969, as per TDD provided

Capital Expenses

•   Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €0.00

•   Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €36 and €65 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

In determining our ERV we have taken in consideration the location, accessibility and building characteristics of the subject property as well as the current market trend within the logistics market.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	56

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the Transaction in Melzo of a light industrial complex in Q3 2021 reflecting a net initial yield of 5.50%. Considering the better location of the comparable and the current leasing situation of the subject property we would expect the subject property to reflect a higher initial yield.

For the valuation of this asset, we adopted and Equivalent Yield of 5.80% which indicates a capital rate per sq m of €761, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€4,390,000
(Four Million Three Hundred Ninety Thousand Euro)
The unrounded net capital value is €4,386,900. The gross unrounded capital value is €4,540,442 including €153,542 purchaser’s costs (3.50%).
RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

We would consider the subject property to be appealing to local and international investors.

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.80%, resulting in a total value of €3,210,000 equating to a capital rate of €557 per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 21 October 2021 in which the total reinstatement cost is estimated to be equal to €4,300,000, including demolition costs and fees, with an estimated blended construction rate of €628 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Brembate	—	Q1 2020	27.300	Pe.tra	—	—	€1,419,600	52	Better
Brignano Gera d’Adda	E-commerce/ Omnichannel	Q3 2020	13.000	Valsped Group spa	—	—	€572,000	44	Better
Brignano Gera d’adda	Manufacturing	Q4 2020	12.758	Minetti	14	—	€510,320	40	Similar
Cividate al Piano	E-commerce/ Omnichannel	Q3 2020	162.850	Amazon	15	—	€7,328,250	45	Better
Telgate	Manufacturing	Q3 2020	20.600	Columbus	—	—	€1,091,800	53	Better
Ciserano	E-commerce/ Omnichannel	Q1 2020	7.000	ROL Logistics	—	—	€252,000	36	Similar
Mezzago (MB)	—	Q3 2021	14.637	Flowserve	—	—		64.9	Similar
Bottanuco (BG)	—	Q3 2021	18.366	Albea	—	—		59.2	Similar

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Inveruno (MB)	Distribution & Logistics	Q3 2020	16,014	1.1	est. €711,244	€7,181,000	8.08%	448	Worse, Grade C
Concorezzo (MB)	Distribution & Logistics	Q3 2020	8,251	7.4	est. €480,000	€3,184,000	13.76%	386	Worse, Grade C
Settala (MI)	Distribution & Logistics	Q3 2019	12,000	—	—	€5,085,000	6.27%	424	Better
Pieve Emanuele (MI)	Distribution & Logistics	Q1 2021	45,000	—	est. €30-35 p.a. est.	€17,900,000	6.90%	398	Similar, but standard logistics characteristics
Melzo (MI)	Distribution & Logistics	Q3 2021	29,788	—	—	€45,000,000	5.50%	1.511	Better

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN20 - Bracchi 3 BANK OF AMERICA EUROPE DAC 01-Oct-2021

Bracchi 3 - Via Veneziana, 443, Bergamo, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	6,800,000
Market Value (per sm)	735
Net Initial Yield	5.21%
Reversionary Yield	6.33%
Equivalent Yield	5.80%
Gross Income (p.a.)	475,692
Gross Income (p.a.) (per sm)	51
*Adj. Gross Income	475,692
Adj. Gross Income (per sm)	51
Net Income (p.a.)	367,099
Net Income (p.a.) (per sm)	40
Gross Rental Value	555,420
Gross Rental Value (per sm)	60
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-14.35%

KEY FACTS
Metric	Value
Total Area (sm)	9,257
WAULT to Break by Rent	11.42
WAULT to Break by ERV	11.42
WAULT to Expiry by Rent	11.42
WAULT to Expiry by ERV	11.42
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Bracchi	5.41	11.42	9,257	475,692	555,420	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	5.41	11.42	9,257	475,692	555,420	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN20 - Bracchi 3 BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

BRACCHI 3

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 6,800,000 (Six Million Eight Hundred Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA DEI QUADRETTI, 2/4, 20245 FARA GERA D’ADDA (BG)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Good accessibility to main Italian road infrastructure (A35 motorway)

•   Good parking provision

•   Clear height (8,5 m) quite in line with market standards for modern logistics buildings

•   Comprised within the Core Milan Logistics Market

•   Single access from a secondary road

•   Limited manoeuvring area

•   Fair maintenance conditions

•   Loading bays are mainly placed on one side of the building, only a portion can be used for cross- docking

•   Part of a big industrial asset, therefore illiquid if considered separately

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• Uncertain take-up if current tenant vacates at lease expiry • Lack of public transportation and amenities within the immediate surroundings

LOCATION & SITUATION

LOCATION

The subject property is located in Fara Gera d’Adda, a small town approximately 20 km south west of Bergamo, in Lombardy region, north of Italy.

Fara Gera d’Adda is a small municipality of about 7,922 inhabitants and is located on the left bank of the river Adda, in an area characterized by the presence of numerous green areas – including the Parco Adda Nord – which enhances tourism in the area. Accessibility is good thanks to its proximity to A58 (Tangenziale Esterna di Milano) and A35 BRE-BE-MI motorways some 20 km south. Furthermore, A4 Torino- Trieste motorway is located only 10 km north.

More precisely, the subject property is located in via dei Quadretti, 2/4, in an industrial area in the southern area of Fara Gera d’Adda, only 6 km far from Treviglio, bounded to the west by SP 184 bis and via Badalasco to the north.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The surroundings are mainly characterized by agricultural lands and a good accessibility to the area is granted by its proximity to A58 (Tangenziale Esterna di Milano) and A35 BRE-BE-MI motorways only about 15 km far.

The level of additional services such as bars and restaurants is fair, with a few restaurants and a hotel in the proximity. Concerning the presence of public transportation in the area, it can be considered quite poor as well, with only one bus stop on via Badalasco, while the nearest railway station is the one of Cassano d’Adda about 4,3 km far from the subject property. Furthermore, the international airport of Milano Linate is located some 30 km west and Orio al Serio international airport is about 30 km north west far.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property consists in a logistic building built in 2000, composed by a ground floor mainly dedicated to warehouse use. On the northern side, there is a two-level block that includes offices, technical rooms, and guardian’s apartment (at the first floor only); the two levels above the ground are connected by stairs and a lift.

We understand from the TDD report prepared by Arcadis and dated 22nd October 2021 that the warehouse area is characterized by an industrial concrete flooring and it is equipped with 2 loading docks and 11 dock doors. The office block is paved with linoleum/vinyl and ceramic tiles in the bathrooms, while in the warehouse the façade is made by prefabricated concrete panels and the windows are made by double glazed windows with aluminium frame. The roof is covered with metal sheet panels and it is equipped with polycarbonate translucent skylights.

The above mentioned TDD reports that it was not possible to confirm the foundation design because no original design information has been provided, however the super-structure of the building is made of precast concrete elements – beams and pillars. Furthermore, the office block appears to have the same precast structure supporting concrete upper floors of precast concrete slabs.

The TDD reports that: electricity is supplied in Medium Voltage (MV) and transformed at the MV/LV electrical substation which is shared between buildings 1, 2 and 3 of the complex; there is no natural gas supply for the building; heating and cooling are supplied by the no. 2 air-cooled heat pumps units to the office terminals (fan coils and radiators) and to the heat exchangers of the Air Handling Unit, while the warehouse is neither heated nor cooled; the air renewal of the offices is granted through no. 1 Air Handling Unit (AHU) installed in a dedicated technical room and air is supplied through the diffusers installed in the false ceilings; the potable water is supplied from the Municipality main and mainly utilized in toilets and changing rooms of the building and there is no pressure booster installed;

We understand that the major part of the main MEP systems (electrical, HVAC, smoke detection etc.) date back to 2000 whereas, some systems such as the heat pumps and ancillaries have been recently replaced in 2019. Overall, from a visual inspection, the main MEP systems were. in fair condition with some components nearing the end of their lifecycle

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

From the TDD the overall building appears to be in fair maintenance conditions. Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 2000
Eaves Height	8.5 m
No. of loading Doors	13
Loading Door Ratio (/1k sqm)	1.4
Floor loading	N.a.
Cross-Dock	Double- sided
Warehouse (% of GLA)	95.5%
Site Coverage Ratio	N.a.

ACCOMMODATION

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 22/10/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	8,469
	Office	788
TOTAL		9,257
Site Area		18,634

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 22nd October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

We were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €0.00.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €0.00, plus a capital allowance, based on the information included within the Technical Due Diligence, of €53,529 (€5.78/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 22 October 2021 and no high risk issues have been detected.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE

We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 22 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and a Draft of the Escrow Agreement with Mileway Italy 2021 Bidco S.r.l.

We understand the property is currently owned by Bracchi Immobiliare Logistica Srl. The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the entire corporate capital of the Company by a company participated by one or more entities advised by The Blackstone Group International Partners LLP.

The report summarizes topics relating to the Company and the Real Estate Complex, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and Lease Agreement with Bracchi Srl and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

From the TDD report prepared by Arcadis and dated 22nd October 2021, we understand that the Tenant and the Landlord belong to the same entity, and the lease could be considered as an internal intercompany operation, which we have considered when arriving in our opinion of ERV.

Based on the lease contract, we understand the Real Estate Complex occupied by Bracchi S.r.l. starting from March 5, 2021, which sets forth a six-year term starting from March 1, 2021, subject to automatic renewal for subsequent six-year periods, for a total annual rent of Euro 3,264,360.00.

The salient terms of the occupational lease for Bracchi 3 asset are summarised as follows:

Tenant Name:	Bracchi S.r.l.

Lease Length:	6+6 starting from 01/03/2021

Rent:	€475,692

Rent Review:	75% ISTAT

Break Option:	The tenant may terminate the Lease Agreement at any time by six-month prior written notice for “serious causes”

Incentives:	No

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET

Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET

Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €37,897 per annum, provided by Client

•   Insurance equal to €7,035 per annum, provided by Client

•   Property Management equal to 0.80% of rental revenue per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to €53,529, as per TDD provided

Capital Expenses

•   Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €0.00

•   Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €36 and €65 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

In determining our ERV we have taken in consideration the location, accessibility and building characteristics of the subject property as well as the current market trend within the logistics market.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	60

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the Transaction in Melzo of a light industrial complex in Q3 2021 reflecting a net initial yield of 5.50%. Considering the better location of the comparable and the current leasing situation of the subject property we would expect the subject property to reflect a higher initial yield.

For the valuation of this asset, we adopted and Equivalent Yield of 5.80% which indicates a capital rate per sq m of €735, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€6,800,000 (Six Million Eight Hundred Thousand Euro)
The unrounded net capital value is €6,803,935. The gross unrounded capital value is €7,042,073 including €238,138 purchaser’s costs (3.50%).
RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.
VALUATION METHODOLOGY – VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.80%, resulting in a total value of €5,650,000 equating to a capital rate of €610 per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 21 October 2021 in which the total reinstatement cost is estimated to be equal to €6,400,000, including demolition costs and fees, with an estimated blended construction rate of €574 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Brembate	—	Q1 2020	27.300	Pe.tra	—	—	€1,419,600	52	Better
Brignano Gera d’Adda	E-commerce/ Omnichannel	Q3 2020	13.000	Valsped Group spa	—	—	€572,000	44	Better
Brignano Gera d’adda	Manufacturing	Q4 2020	12.758	Minetti	14	—	€510,320	40	Similar
Cividate al Piano	E-commerce/ Omnichannel	Q3 2020	162.850	Amazon	15	—	€7,328,250	45	Better
Telgate	Manufacturing	Q3 2020	20.600	Columbus	—	—	€1,091,800	53	Better
Ciserano	E-commerce/ Omnichannel	Q1 2020	7.000	ROL Logistics	—	—	€252,000	36	Similar
Mezzago (MB)	—	Q3 2021	14.637	Flowserve	—	—		64.9	Similar
Bottanuco (BG)	—	Q3 2021	18.366	Albea	—	—		59.2	Similar

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Inveruno (MB)	Distribution & Logistics	Q3 2020	16,014	1.1	est. €711,244	€7,181,000	8.08%	448	Worse, Grade C
Concorezzo (MB)	Distribution & Logistics	Q3 2020	8,251	7.4	est. €480,000	€3,184,000	13.76%	386	Worse, Grade C
Settala (MI)	Distribution & Logistics	Q3 2019	12,000	—	—	€5,085,000	6.27%	424	Better
Pieve Emanuele (MI)	Distribution & Logistics	Q1 2021	45,000	—	est. €30-35 p.a. est.	€17,900,000	6.90%	398	Similar, but standard logistics characteristics
Melzo (MI)	Distribution & Logistics	Q3 2021	29,788	—	—	€45,000,000	5.50%	1.511	Better

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN21 - Bracchi 4 BANK OF AMERICA EUROPE DAC 01-Oct-2021

Bracchi 4 - Via Veneziana, 443, Bergamo, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	14,190,000
Market Value (per sm)	722
Net Initial Yield	5.17%
Reversionary Yield	6.37%
Equivalent Yield	5.80%
Gross Income (p.a.)	961,499
Gross Income (p.a.) (per sm)	49
*Adj. Gross Income	961,499
Adj. Gross Income (per sm)	49
Net Income (p.a.)	759,038
Net Income (p.a.) (per sm)	39
Gross Rental Value	1,140,222
Gross Rental Value (per sm)	58
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-15.67%

KEY FACTS
Metric	Value
Total Area (sm)	19,659
WAULT to Break by Rent	11.42
WAULT to Break by ERV	11.42
WAULT to Expiry by Rent	11.42
WAULT to Expiry by ERV	11.42
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Bracchi	5.41	11.42	19,659	961,499	1,140,222	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	5.41	11.42	19,659	961,499	1,140,222	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN21 - Bracchi 4 BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

BRACCHI 4

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 14,190,000 (Fourteen Million One Hundred Ninety Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA DEI QUADRETTI, 8, 20245 FARA GERA D’ADDA (BG)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Good accessibility to main Italian road infrastructure (A35 motorway)

•   Good parking provision

•   Clear height (8,8 m) quite in line with market standards for modern logistics buildings

•   Comprised within the Core Milan Logistics Market

•   Single access from a secondary road

•   Very limited manoeuvring area

•   Fair maintenance conditions

•   Loading bays are mainly placed on one side of the building, only a portion can be used for cross- docking

•   Lack of public transportation and amenities within the immediate surroundings

•   Part of a big industrial asset, therefore illiquid if considered separately

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• Uncertain take-up if current tenant vacates at lease expiry

LOCATION & SITUATION

LOCATION

The subject property is located in Fara Gera d’Adda, a small town approximately 20 km south west of Bergamo, in Lombardy region, north of Italy.

Fara Gera d’Adda is a small municipality of about 7,922 inhabitants and is located on the left bank of the river Adda, in an area characterized by the presence of numerous green areas – including the Parco Adda Nord – which enhances tourism in the area. Accessibility is good thanks to its proximity to A58 (Tangenziale Esterna di Milano) and A35 BRE-BE-MI motorways some 20 km south. Furthermore, A4 Torino- Trieste motorway is located only 10 km north.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

More precisely, the subject property is located in via dei Quadretti, 8, in an industrial area in the southern area of Fara Gera d’Adda, only 6 km far from Treviglio, bounded to the west by SP 184 bis and via Badalasco to the north.

The surroundings are mainly characterized by agricultural lands and a good accessibility to the area is granted by its proximity to A58 (Tangenziale Esterna di Milano) and A35 BRE-BE-MI motorways only about 15 km far.

The level of additional services such as bars and restaurants is fair, with a few restaurants and a hotel in the proximity. Concerning the presence of public transportation in the area, it can be considered quite poor as well, with only one bus stop on via Badalasco, while the nearest railway station is the one of Cassano d’Adda about 4,3 km far from the subject property. Furthermore, the international airport of Milano Linate is located some 30 km west and Orio al Serio international airport is about 30 km north west far.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property consists in a logistic building built in 2010, composed by a ground floor mainly dedicated to warehouse use with offices developed on two floors above ground connected by stairs and a lift. The underground floor is used as storage space/archive, while the battery charge room is an external building on the North-East side of the warehouse. The property also includes two electrical cabins on the western side of the yard and a water tank serving the firefighting system in the external area.

We understand from the TDD report prepared by Arcadis and dated 22nd October 2021 that the warehouse area is characterized by an industrial concrete flooring and it is equipped no. 12 loading bays and 13 dock doors. The office area is paved with linoleum/vinyl and ceramic tiles in the bathrooms.

The abovementioned TDD reports that in the warehouse the façade is made by prefabricated concrete panels, the windows are made by double glazed windows with aluminium frame while the roof is mainly made of curved profiled metal sheet elements and equipped with skylights. The parts among the curved elements and between them and the edge of the roof are covered with bituminous waterproof membrane but the rooftop is not equipped with any fall arrest system.

The TDD reports that: electricity is supplied in Medium Voltage (MV) and transformed at the MV/LV electrical substation which is shared between buildings 4 and 5. This substation houses no. 1 dry-type transformer; heating and cooling are supplied by the no. 3 ground source heat pumps, installed in a mezzanine floor within the warehouse, that utilize water wells for condensation. The system supplies hot and chilled water to the office terminals (fan coils and radiators), while the warehouse is neither heated nor cooled; we have been informed that the potable water is supplied from the Municipality main and mainly utilized in toilets and changing rooms of the building, while there is no pressure booster installed.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We understand that the major part of the main MEP systems (electrical, HVAC, smoke detection, lift etc.) date back to 2009 whereas, some systems such as the groundwater source heat pumps have been recently replaced in 2021.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Overall from a visual inspection, the main MEP systems were in fair condition with some components nearing the end of their lifecycle.

From the TDD the overall building appears to be in fair maintenance conditions.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 2010
Eaves Height	8,8 m
No. of loading Doors	25
Loading Door Ratio (/1k sqm)	1.3
Floor loading	N.a.
Cross-Dock	Double-sided
Warehouse (% of GLA)	95.5%
Site Coverage Ratio	N.a.

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

ACCOMMODATION	We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 22/10/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	18,777
	Office	882
TOTAL		19,659
Site Area		27,363

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 22nd October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

We were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €0.00.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €0.00, plus a capital allowance, based on the information included within the Technical Due Diligence, of €67,657 (€3.44/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 22 October 2021 and no high-risk issues have been detected. However, a medium risk is detected regarding potential off-site contamination and wastewater management. It is suggested to perform a Phase 2 survey to exclude any contamination of soil and groundwater and to provide as-built layout of the sewage network at the site and annual chemical analyses and the evidence of the last maintenance activities to exclude the risk associated with wastewater management.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE

We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 22 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and a Draft of the Escrow Agreement with Mileway Italy 2021 Bidco S.r.l.

We understand the property is currently owned by Bracchi Immobiliare Logistica Srl. The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the entire corporate capital of the Company by a company participated by one or more entities advised by The Blackstone Group International Partners LLP.

The report summarizes topics relating to the Company and the Real Estate Complex, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and Lease Agreement with Bracchi Srl and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

From the TDD report prepared by Arcadis and dated 22nd October 2021, we understand that the Tenant and the Landlord belong to the same entity, and the lease could be considered as an internal intercompany operation, which we have considered when arriving in our opinion of ERV.

Based on the lease contract, we understand the Real Estate Complex occupied by Bracchi S.r.l. starting from March 5, 2021, which sets forth a six-year term starting from March 1, 2021, subject to automatic renewal for subsequent six-year periods, for a total annual rent of Euro 3,264,360.00.

The salient terms of the occupational lease for Bracchi 4 asset are summarised as follows:

Tenant Name:	Bracchi S.r.l.

Lease Length:	6+6 starting from 01/03/2021

Rent:	€961,499

Rent Review:	75% ISTAT

Break Option:	The tenant may terminate the Lease Agreement at any time by six-month prior written notice for “serious causes”

Incentives:	No

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.
VALUATION CONSIDERATIONS
COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €97,235 per annum, provided by Client

•   Insurance equal to €14,941 per annum, provided by Client

•   Property Management equal to 0.80% of rental revenue per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to €67,657, as per TDD provided

Capital Expenses

•   Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €0.00

•   Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €36 and €65 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

In determining our ERV we have taken in consideration the location, accessibility and building characteristics of the subject property as well as the current market trend within the logistics market.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	58

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the Transaction in Melzo of a light industrial complex in Q3 2021 reflecting a net initial yield of 5.50%. Considering the better location of the comparable and the current leasing situation of the subject property we would expect the subject property to reflect a higher initial yield.

For the valuation of this asset, we adopted and Equivalent Yield of 5.80% which indicates a capital rate per sq m of €722, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€14,190,000

(Fourteen Million One Hundred Ninety Thousand Euro)

The unrounded net capital value is €14,188,080. The gross unrounded capital value is €14,684,663 including €496,583 purchaser’s costs (3.50%).

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.80%, resulting in a total value of €11,880,000 equating to a capital rate of €604 per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 21 October 2021 in which the total reinstatement cost is estimated to be equal to €12,900,000, including demolition costs and fees, with an estimated blended construction rate of €531 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Brembate	—	Q1 2020	27.300	Pe.tra	—	—	€1,419,600	52	Better
Brignano Gera d’Adda	E-commerce/ Omnichannel	Q3 2020	13.000	Valsped Group spa	—	—	€572,000	44	Better
Brignano Gera d’adda	Manufacturing	Q4 2020	12.758	Minetti	14	—	€510,320	40	Similar
Cividate al Piano	E-commerce/ Omnichannel	Q3 2020	162.850	Amazon	15	—	€7,328,250	45	Better
Telgate	Manufacturing	Q3 2020	20.600	Columbus	—	—	€1,091,800	53	Better
Ciserano	E-commerce/ Omnichannel	Q1 2020	7.000	ROL Logistics	—	—	€252,000	36	Similar
Mezzago (MB)	—	Q3 2021	14.637	Flowserve	—	—		64.9	Similar
Bottanuco (BG)	—	Q3 2021	18.366	Albea	—	—		59.2	Similar

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Inveruno (MB)	Distribution & Logistics	Q3 2020	16,014	1.1	est. €711,244	€7,181,000	8.08%	448	Worse, Grade C
Concorezzo (MB)	Distribution & Logistics	Q3 2020	8,251	7.4	est. €480,000	€3,184,000	13.76%	386	Worse, Grade C
Settala (MI)	Distribution & Logistics	Q3 2019	12,000	—	—	€5,085,000	6.27%	424	Better
Pieve Emanuele (MI)	Distribution & Logistics	Q1 2021	45,000	—	est. €30-35 p.a. est.	€17,900,000	6.90%	398	Similar, but standard logistics characteristics
Melzo (MI)	Distribution & Logistics	Q3 2021	29,788	—	—	€45,000,000	5.50%	1.511	Better

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN22 - Bracchi 5 BANK OF AMERICA EUROPE DAC 01-Oct-2021

Bracchi 5 - Via Veneziana, 443, Bergamo, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	799,190
Market Value (per sm)	1,378
Net Initial Yield	12.26%
Reversionary Yield	2.01%
Equivalent Yield	8.00%
Gross Income (p.a.)	129,373
Gross Income (p.a.) (per sm)	223
*Adj. Gross Income	129,373
Adj. Gross Income (per sm)	223
Net Income (p.a.)	101,376
Net Income (p.a.) (per sm)	175
Gross Rental Value	43,500
Gross Rental Value (per sm)	75
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	197.41%

KEY FACTS
Metric	Value
Total Area (sm)	580
WAULT to Break by Rent	11.42
WAULT to Break by ERV	11.42
WAULT to Expiry by Rent	11.42
WAULT to Expiry by ERV	11.42
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Bracchi	5.41	11.42	580	129,373	43,500	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	5.41	11.42	580	129,373	43,500	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN22 - Bracchi 5 BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

BRACCHI 5

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 799,190 (Seven Hundred Ninety-Nine Thousand One Hundred Ninety Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA DEI QUADRETTI, 14, 20245 FARA GERA D’ADDA (BG)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good accessibility to main Italian road infrastructure (A35 motorway) • Quite good maintenance conditions • Good parking provision • Comprised within the Core Milan Logistics Market

•   Stand-alone mixed-use building located in an industrial area

•   Less appealing location compared to similar properties in Core Milan’s market

•   Lack of public transportation and amenities within the immediate surroundings

•   Part of a big industrial asset, therefore illiquid if considered separately

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• Uncertain take-up if current tenant vacates at lease expiry

LOCATION & SITUATION

LOCATION

The subject property is located in Fara Gera d’Adda, a small town approximately 20 km south west of Bergamo, in Lombardy region, north of Italy.

Fara Gera d’Adda is a small municipality of about 7,922 inhabitants and is located on the left bank of the river Adda, in an area characterized by the presence of numerous green areas – including the Parco Adda Nord – which enhances tourism in the area. Accessibility is good thanks to its proximity to A58 (Tangenziale Esterna di Milano) and A35 BRE-BE-MI motorways some 20 km south. Furthermore, A4 Torino- Trieste motorway is located only 10 km north.

More precisely, the subject property is located in via dei Quadretti, 14, in an industrial area in the southern area of Fara Gera d’Adda, only 6 km far from Treviglio, bounded to the west by SP 184 bis and via Badalasco to the north.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The surroundings are mainly characterized by agricultural lands and a good accessibility to the area is granted by its proximity to A58 (Tangenziale Esterna di Milano) and A35 BRE-BE-MI motorways only about 15 km far.

The level of additional services such as bars and restaurants is fair, with a few restaurants and a hotel in the proximity. Concerning the presence of public transportation in the area, it can be considered quite poor as well, with only one bus stop on via Badalasco, while the nearest railway station is the one of Cassano d’Adda about 4,3 km far from the subject property. Furthermore, the international airport of Milano Linate is located some 30 km west and Orio al Serio international airport is about 30 km north west far.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property consists in a logistic building built in 2010, composed by a ground floor dedicated to workshop use and first floor dedicated to keeper’s apartment. The floors are connected by stairs and no lift is present.

We understand from the TDD report prepared by Arcadis and dated 22nd October 2021 that there are 4 dock doors in total and two balconies at the first floor and the building maintenance condition is overall fair to good. The external area is mainly asphalted and designed to manoeuvre operations.

The abovementioned TDD reports that it was not possible to confirm the foundation design but that the super-structure of the building is made of precast concrete elements - beams and pillars -, the façades are made of precast concrete panels and the roof is slightly sloped and covered by profiled metal sheet. The internal industrial flooring is made of cast-in situ concrete, while the external area is paved with a bituminous layer.

The TDD reports that: electricity is supplied in Medium Voltage (MV) from n.1 MV/LV transformer substation installed in the nearby firefighting pump station and water storage tank (in common with building 4); natural gas is supplied to feed the Heating gas boilers; potable water is supplied from n. 2 geothermal wells located on the northern side of the complex; heating is supplied to the workshop, the keeper’s apartment and the guest quarters by n. 2 gas boilers, n. 2 water heat pump and several split units (the terminals installed in the building are radiators in the toilets and fan-coils in the keepers apartment and the guest quarters); cooling is supplied by Heat pumps and split units and in the offices, where is installed a Communication Rack, was found n. 1 chiller; in the workshop area it is installed a mechanical ventilation system and there are extraction fans installed in the toilets; the potable water is supplied from n. 2 geothermal wells located on the northern side of the complex to the toilets, changing rooms and Kitchen (of the apartment); gas kettles for domestic hot water (DHW) are installed in a toilet and the Heating station; n. 3 Solar panels are installed on the roof, as an integration of the DHW production system.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We understand that the main MEP systems have been installed in 2009 (HVAC system, Electrical system, Plumbing, etc.). Overall, from a visual inspection, the main MEP systems were in fair condition, considering their age, with some components near the end of their life cycle.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

From the TDD the overall building appears to be in fair maintenance conditions. Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 2010
Eaves Height	N/A – mixed-use building
No. of loading Doors	4
Loading Door Ratio (/1k sqm)	6.9
Floor loading	N/A – mixed-use building
Cross-Dock	N/A – mixed-use building
Warehouse (% of GLA)	N/A – mixed-use building
Site Coverage Ratio	N/A – mixed-use building

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical
Due Diligence issued by Arcadis dated 22/10/2021 and we detected a slight discrepancy around 7%.
Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.
In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	290
	Office	290
TOTAL		580
Site Area		7,510

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 22nd October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

We were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €0.00.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €0.00, plus a capital allowance, based on the information included within the Technical Due Diligence, of €19,791 (€34.11/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 22 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to potential contamination regarding current site use, off-site sources and onsite wells. It is suggested to perform a Phase 2 survey to exclude any contamination related to the site use and off-site sources. Furthermore, it is recommended to provide the notifications of quantities of water derived to be transmitted each yar.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE

We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 22 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and a Draft of the Escrow Agreement with Mileway Italy 2021 Bidco S.r.l.

We understand the property is currently owned by Bracchi Immobiliare Logistica Srl. The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the entire corporate capital of the Company by a company participated by one or more entities advised by The Blackstone Group International Partners LLP.

The report summarizes topics relating to the Company and the Real Estate Complex, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and Lease Agreement with Bracchi Srl and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

From the TDD report prepared by Arcadis and dated 22nd October 2021, we understand that the Tenant and the Landlord belong to the same entity, and the lease could be considered as an internal intercompany operation, which we have considered when arriving in our opinion of ERV.

Based on the lease contract, we understand the Real Estate Complex occupied by Bracchi S.r.l. starting from March 5, 2021, which sets forth a six-year term starting from March 1, 2021, subject to automatic renewal for subsequent six-year periods, for a total annual rent of Euro 3,264,360.00.

The salient terms of the occupational lease for Bracchi 5 asset are summarised as follows:

Tenant Name:	Bracchi S.r.l.

Lease Length:	6+6 starting from 01/03/2021

Rent:	€129,373

Rent Review:	75% ISTAT

Break Option:	The tenant may terminate the Lease Agreement at any time by six-month prior written notice for “serious causes”

Incentives:	No

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €5,574 per annum, provided by Client

•   Insurance equal to €0,441 per annum, provided by Client

•   Property Management equal to 0.80% of rental revenue per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to €19,791, as per TDD provided

Capital Expenses

•   Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €0.00

•   Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant industrial comparable evidence range between €36 and €65 per sq m per annum, depending on the duration of the lease contract, building specifications and age. We also included within our analysis some asking comparable of office spaces whose values ranged between €65 and €109 per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

In determining our ERV we have taken in consideration the location, accessibility and building characteristics of the subject property as well as the current market trend within the logistics market.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	75

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the Transaction in Melzo of a light industrial complex in Q3 2021 reflecting a net initial yield of 5.50%. Considering the better location of the comparable and the current leasing situation of the subject property we would expect the subject property to reflect a higher initial yield.

For the valuation of this asset, we adopted and Equivalent Yield of 8.00% which indicates a capital rate per sq m of €1,378, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€799,190

(Seven Hundred Ninety-Nine Thousand One Hundred Ninety Euros)

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 12 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 18 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 9.00%, resulting in a total value of €116,780 equating to a capital rate of €200 per sq m.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 21 October 2021 in which the total reinstatement cost is estimated to be equal to €1,100,000, including demolition costs and fees, with an estimated blended construction rate of €1,534 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Treviglio	Office	Q4 2021	350	—	—	—	€ 25,200 (Asking)	72	Worse (Asking)
Treviglio	Office	Q4 2021	300				€ 20,400 (Asking)	68	Worse (Asking)
Treviglio	Office	Q4 2021	275				€ 30,000 (Asking)	109	Better (Asking)
Mezzago (MB)	—	Q3 2021	14.637	Flowserve	—	—		64.9	Similar
Bottanuco (BG)	—	Q3 2021	18.366	Albea	—	—		59.2	Similar

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Fara Gera d’Adda	Office	Q4 2021	1,286		Vacant	€380,000	n.a.	295	Similar (Asking)
San Gervasio	Office	Q4 2021	3,000		Vacant	€880,000	n.a.	290	Worse (Asking)
Ciserano	Office	Q4 2021	3,100		Vacant	€5,300,000	n.a.	1,700	Slightly Better (Asking)
Melzo (MI)	Distribution & Logistics	Q3 2021	29,788	—	—	€45,000,000	5.50%	1.511	Better

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN23 - Bracchi 6+7 BANK OF AMERICA EUROPE DAC 01-Oct-2021

Bracchi 6+7 - Via Veneziana, 443, Bergamo, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	5,840,000
Market Value (per sm)	854
Net Initial Yield	7.09%
Reversionary Yield	4.63%
Equivalent Yield	5.80%
Gross Income (p.a.)	526,702
Gross Income (p.a.) (per sm)	77
*Adj. Gross Income	526,702
Adj. Gross Income (per sm)	77
Net Income (p.a.)	428,848
Net Income (p.a.) (per sm)	63
Gross Rental Value	376,035
Gross Rental Value (per sm)	55
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	40.07%

KEY FACTS
Metric	Value
Total Area (sm)	6,837
WAULT to Break by Rent	11.42
WAULT to Break by ERV	11.42
WAULT to Expiry by Rent	11.42
WAULT to Expiry by ERV	11.42
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Bracchi	5.41	11.42	6,837	526,702	376,035	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	5.41	11.42	6,837	526,702	376,035	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN23 - Bracchi 6+7 BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

BRACCHI 6-7

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 5,840,000 (Five Million Eight Hundred Forty Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA DEI QUADRETTI, 3, 20245 FARA GERA D’ADDA (BG)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good accessibility to main Italian road infrastructure (A35 motorway) • Offices have a quite good state of maintenance • Comprised within the Core Milan Logistics Market

•   Very limited manoeuvring area

•   Fair general maintenance conditions

•   Internal height (<8m) not in line with modern Grade A logistics standards

•   Loading bays are mainly placed on one side of the building

•   Lack of public transportation and amenities within the immediate surroundings

•   Part of a big industrial asset, therefore illiquid if considered separately

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• Uncertain take-up if current tenant vacates at lease expiry

LOCATION & SITUATION

LOCATION

The subject property is located in Fara Gera d’Adda, a small town approximately 20 km south west of Bergamo, in Lombardy region, north of Italy.

Fara Gera d’Adda is a small municipality of about 7,922 inhabitants and is located on the left bank of the river Adda, in an area characterized by the presence of numerous green areas – including the Parco Adda Nord – which enhances tourism in the area. Accessibility is good thanks to its proximity to A58 (Tangenziale Esterna di Milano) and A35 BRE-BE-MI motorways some 20 km south. Furthermore, A4 Torino- Trieste motorway is located only 10 km north.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

More precisely, the subject property is located in via dei Quadretti, 3, in an industrial area in the southern area of Fara Gera d’Adda, only 6 km far from Treviglio, bounded to the west by SP 184 bis and via Badalasco to the north.

The surroundings are mainly characterized by agricultural lands and a good accessibility to the area is granted by its proximity to A58 (Tangenziale Esterna di Milano) and A35 BRE-BE-MI motorways only about 15 km far.

The level of additional services such as bars and restaurants is fair, with a few restaurants and a hotel in the proximity. Concerning the presence of public transportation in the area, it can be considered quite poor as well, with only one bus stop on via Badalasco, while the nearest railway station is the one of Cassano d’Adda about 4,3 km far from the subject property. Furthermore, the international airport of Milano Linate is located some 30 km west and Orio al Serio international airport is about 30 km north west far.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property consists in a logistic building (ex 7) built in 1992 and extended in 2002, composed by a ground floor dedicated to warehouse use with offices developed on ground floor and first floor and offices developed on ground floor and first floor, and an archive area on the basement.

We understand from the TDD report prepared by Arcadis and dated 22 October 2021 that the warehouse building ex 7 is characterized by a clear height of 6,2 m, the warehouse building extension by a height of 8,8 m while offices have an internal height of 3,05 m.

The abovementioned TDD reports that the foundations consist of plinths and that the beams, pillars and joists are made of reinforced precast concrete structures. Furthermore, façades are made of reinforced concrete panels, rooftop panels are in metal sheets (in a new rooftop portion panels are made of metal sheets with translucent panels) and the warehouse is characterized by a concrete industrial pavement. In the office block the partition walls are made of prefabricated panels and the flooring is made of linoleum/vinyl in the office spaces, and ceramic tiles in the bathrooms. In the offices and the common areas there is the false ceiling.

The TDD reports that: electricity is supplied in LV Low Voltage from the nearby ENEL Cabin (400V, 16kA); the potable water is supplied from the municipality mains, while natural gas is supplied to feed the Heating gas boiler Station; the Heating is provided only in the office areas with a gas boiler brand RIELLO GT502 of 100kW (2003), which has been converted from diesel oil to natural gas in 2012, and fan coils in the office, radiators in the toilets and changing room; cooling is provided only for the office areas with a chiller brand CARRIER B30RA-050-AO208 PEE (2020), while for the Canteen it is installed a VRV system with an external unit DAIKIN RXM35N2V and internal units; for the Offices it is installed a HAU Hair Handing Unit brand GM CWM 40 (4200m3/h, 2003)., while extraction fans are installed in the toilets.

We understand that the building services dedicated to Building 6 and EX 7, have been designed and installed to serve the warehouse and office block,

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

except for the hydrant firefighting system. From a visual inspection some plants are nearing the end of their lifecycle and replacements may be necessary.

From the TDD the overall building appears to be in overall fair maintenance conditions.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 1992 and extended in 200 Refurbished in 2004
Eaves Height	6,2 m (warehouse building ex 7) 8,8 m (warehouse building extension)
No. of loading Doors	22
Loading Door Ratio (/1k sqm)	3.2
Floor loading	N.a.
Cross-Dock	Double- sided
Warehouse (% of GLA)	88%
Site Coverage Ratio	49%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 22/10/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable. In particular, we considered the sum of the areas of Buildings 6 and 7.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	8,138
	Office	793
TOTAL		8,931
Site Area		15,394

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 22 October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

In addition we were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €0.00.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €0.00, plus a capital allowance, based on the information included within the Technical Due Diligence, of €53,501 (€7.83/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 22 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to the asbestos containing materials, and contamination regarding underground storage tanks, past site use and potential off-site sources. It is suggested to perform an ACM mapping survey and Phase 2 survey in order to exclude any risk associated with asbestos containing materials and contamination risks respectively.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE

We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 22 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and a Draft of the Escrow Agreement with Mileway Italy 2021 Bidco S.r.l.

We understand the property is currently owned by Bracchi Immobiliare Logistica Srl. The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the entire corporate capital of the Company by a company participated by one or more entities advised by The Blackstone Group International Partners LLP.

The report summarizes topics relating to the Company and the Real Estate Complex, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and Lease Agreement with Bracchi Srl and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

From the TDD report prepared by Arcadis and dated 22nd October 2021, we understand that the Tenant and the Landlord belong to the same entity, and the lease could be considered as an internal intercompany operation, which we have considered when arriving in our opinion of ERV.

Based on the lease contract, we understand the Real Estate Complex occupied by Bracchi S.r.l. starting from March 5, 2021, which sets forth a six-year term starting from March 1, 2021, subject to automatic renewal for subsequent six-year periods, for a total annual rent of Euro 3,264,360.00.

The salient terms of the occupational lease for Bracchi 6-7 asset are summarised as follows:

Tenant Name:	Bracchi S.r.l.

Lease Length:	6+6 starting from 01/03/2021

Rent:	€401,702

Rent Review:	75% ISTAT

Break Option:	The tenant may terminate the Lease Agreement at any time by six-month prior written notice for “serious causes”

Incentives:	No

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €30,000 per annum, provided by Client

•   Insurance equal to €5,196 per annum, provided by Client

•   Property Management equal to 0.80% of rental revenue per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to €53,501, as per TDD provided

Capital Expenses

•   Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €0.00

•   Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €36 and €65 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

In determining our ERV we have taken in consideration the location, accessibility and building characteristics of the subject property as well as the current market trend within the logistics market.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	55

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the Transaction in Melzo of a light industrial complex in Q3 2021 reflecting a net initial yield of 5.50%. Considering the better location of the comparable and the current leasing situation of the subject property we would expect the subject property to reflect a higher initial yield.

For the valuation of this asset, we adopted and Equivalent Yield of 5.80% which indicates a capital rate per sq m of €854, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€5,840,000

(Five Million Eight Hundred Forty Thousand Euros)

The unrounded net capital value is €5,842,458. The gross unrounded capital value is €6,046,944 including €204,486 purchaser’s costs (3.50%)

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.80%, resulting in a total value of €3,510,000 equating to a capital rate of €513 per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 21 October 2021 in which the total reinstatement cost is estimated to be equal to €6,700,000, including demolition costs and fees, with an estimated blended construction rate of €627 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Brembate	—	Q1 2020	27.300	Pe.tra	—	—	€1,419,600	52	Better
Brignano Gera d’Adda	E-commerce/ Omnichannel	Q3 2020	13.000	Valsped Group spa	—	—	€572,000	44	Better
Brignano Gera d’adda	Manufacturing	Q4 2020	12.758	Minetti	14	—	€510,320	40	Similar
Cividate al Piano	E-commerce/ Omnichannel	Q3 2020	162.850	Amazon	15	—	€7,328,250	45	Better
Telgate	Manufacturing	Q3 2020	20.600	Columbus	—	—	€1,091,800	53	Better
Ciserano	E-commerce/ Omnichannel	Q1 2020	7.000	ROL Logistics	—	—	€252,000	36	Similar
Mezzago (MB)	—	Q3 2021	14.637	Flowserve	—	—		64.9	Similar
Bottanuco (BG)	—	Q3 2021	18.366	Albea	—	—		59.2	Similar

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQM	COMPARABLE VS SUBJECT PROPERTY
Inveruno (MB)	Distribution & Logistics	Q3 2020	16,014	1.1	est. €711,244	€7,181,000	8.08%	448	Worse, Grade C
Concorezzo (MB)	Distribution & Logistics	Q3 2020	8,251	7.4	est. €480,000	€3,184,000	13.76%	386	Worse, Grade C
Settala (MI)	Distribution & Logistics	Q3 2019	12,000	—	—	€5,085,000	6.27%	424	Better
Pieve Emanuele (MI)	Distribution & Logistics	Q1 2021	45,000	—	est. €30-35 p.a. est.	€17,900,000	6.90%	398	Similar, but standard logistics characteristics
Melzo (MI)	Distribution & Logistics	Q3 2021	29,788	—	—	€45,000,000	5.50%	1.511	Better

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN25 - Bracchi 8 BANK OF AMERICA EUROPE DAC 01-Oct-2021

Bracchi 8 - Via dei Quadretti, Bergamo, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	7,280,000
Market Value (per sm)	704
Net Initial Yield	5.53%
Reversionary Yield	6.04%
Equivalent Yield	5.80%
Gross Income (p.a.)	539,809
Gross Income (p.a.) (per sm)	52
*Adj. Gross Income	539,809
Adj. Gross Income (per sm)	52
Net Income (p.a.)	416,835
Net Income (p.a.) (per sm)	40
Gross Rental Value	578,704
Gross Rental Value (per sm)	56
Capital Expenditure	0
Transaction Costs	3.50%
Over / Under Rented	-6.72%

KEY FACTS
Metric	Value
Total Area (sm)	10,334
WAULT to Break by Rent	11.42
WAULT to Break by ERV	11.42
WAULT to Expiry by Rent	11.42
WAULT to Expiry by ERV	11.42
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Bracchi	5.41	11.42	10,334	539,809	578,704	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	5.41	11.42	10,334	539,809	578,704	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN25 - Bracchi 8 BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

BRACCHI 8

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 7,280,000 (Seven Million Two Hundred Eighty Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA ENRICO FERMI, 8, 20245 FARA GERA D’ADDA (BG)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good accessibility to main Italian road infrastructure (A35 motorway and SP 11) • Comprised within the Core Milan Logistics Market

•   Very limited manoeuvring area

•   Fair to poor maintenance conditions

•   Separated from the other properties of the complex

•   Internal height (<8m) not in line with modern Grade A logistics standards

•   Lack of public transportation and amenities within the immediate surroundings

•   Part of a big industrial asset, therefore illiquid if considered separately

OPPORTUNITIES	THREATS
• Ongoing improvement in property market and strong demand for investments with good covenants	• Uncertain take-up if current tenant vacates at lease expiry

LOCATION & SITUATION

LOCATION

The subject property is located in Fara Gera d’Adda, a small town approximately 20 km south west of Bergamo, in Lombardy region, north of Italy.

Fara Gera d’Adda is a small municipality of about 7,922 inhabitants and is located on the left bank of the river Adda, in an area characterized by the presence of numerous green areas – including the Parco Adda Nord – which enhances tourism in the area. Accessibility is good thanks to its proximity to A58 (Tangenziale Esterna di Milano) and A35 BRE-BE-MI motorways some 20 km south. Furthermore, A4 Torino- Trieste motorway is located only 10 km north.

More precisely, the subject property is located in via Enrico Fermi, 8, in an industrial area in the southern area of Fara Gera d’Adda, only 4,7 km far from Treviglio, bounded to the south by SP 11.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The surroundings are mainly characterized by agricultural lands and a good accessibility to the area is granted by its proximity to A58 (Tangenziale Esterna di Milano) about 15 km far and A35 BRE-BE-MI motorway located only 20 km away.

The level of additional services such as bars and restaurants is poor, with the closest ones mainly located to the west in Cassano d’Adda. Concerning the presence of public transportation in the area, it can be considered fair, with a few bus stops on SP 11, while the nearest railway station is the one of Cassano d’Adda about 3,5 km far from the subject property. Furthermore, the international airport of Milano Linate is located some 30 km west and Orio al Serio international airport is about 30 km north west far.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property consists in a logistic building built in 1979 and refurbished in 2006, composed by a ground floor dedicated to warehouse use with battery recharging room, oil storage and services for staff and drivers and offices developed on two floors above ground connected by stairs. At the first floor of this area, it is also located an unused housekeeper’s apartment. No lift is present.

We understand from the TDD report prepared by Arcadis and dated 22nd October 2021 that the foundations consist of plinths and that the beams, pillars and joists of the warehouse are made of reinforced precast concrete structures assembled on site, whilst the offices structure has been built in masonry. Furthermore, the warehouse façades are made of precast concrete panels, the office windows are made from anodized aluminium while the warehouse ones are single-glazed made from painted iron externally protected by metal grids. There are no. 18 dock doors in total and the rooftop panels are in metal sheets.

The above mentioned TDD reports that in the office block the internal partitions are made of mobile walls with aluminium frame and in masonry in the custodian apartment. The flooring in this area, including bathrooms, is made of ceramic tiles.

We understand that: energy supply is in LV Low Voltage but in the courtyard is placed a Containerized Substation (800kVA 22/04kV); heating is provided only in the office areas with Heat Pumps brand MITSUBISHI (model PUHY- P350YGM-A for the ground and 1st floor) and in the caretaker’s apartment (model MXZ-4A80VA, while heated towel rails with electric resistance are installed in the toilets; cooling is provided only for the office areas with the Heat Pumps brand MITSUBISHI and in the caretaker’s apartment; potable water is supplied from the municipality main and is mainly supplied to toilets and changing rooms and electrical kettle for hot sanitary water is installed in toilets; lighting fixtures mainly consist of LED lamps, in the offices the lighting is with LED tubes, meanwhile in the warehouses is LED pending lamps and emergency lighting is installed in the offices and in the warehouse areas.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The TDD reports that although the building was subject to a refurbishment in 2006, some services installations are still the original ones and have reached the end of their life cycle. From a visual inspection overall the main MEP systems were in fair condition, considering the age and subject to a regular maintenance.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

From the TDD the overall building appears to be in overall fair maintenance conditions and it is reported that the last refurbishment works of the warehouse complex are referred to the replacement of damaged fence and move of pedestrian gate in 2017 and extraordinary maintenance on sewage system in 2019.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 1979 Renovated in 2006
Eaves Height	7 m
No. of loading Doors	18
Loading Door Ratio (/1k sqm)	1.7
Floor loading	N.a.
Cross-Dock	Double - sided
Warehouse (% of GLA)	90%
Site Coverage Ratio	N.a.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence issued by Arcadis dated 22/10/2021 and we detected a slight discrepancy of less then 5%. Therefore we considered the GLA provided by Borrower reliable.

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	9,281
	Office	1,054
TOTAL		10,334
Site Area		20,450

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by Arcadis, dated 22nd October 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

We were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €0.00.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by Arcadis.

We have adopted an immediate CapEx figure of €0.00, plus a capital allowance, based on the information included within the Technical Due Diligence, of €69,532 (€6.73/sqm p.a.) starting from valuation date

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Environmental Due Diligence issued by Arcadis and dated 22 October 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to the underground storage tanks and potential contaminations, potential contaminations associated with past site use and off site sources. Phase 2 surveys are recommended to identify any contamination and exclude the risk.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENURE

We were provided within the Technical Due Diligence issued by Arcadis Spa and dated 22 October 2021, the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and a Draft of the Escrow Agreement with Mileway Italy 2021 Bidco S.r.l.

We understand the property is currently owned by Bracchi Immobiliare Logistica Srl. The LDD report states that there is a Proposed Transaction, expected to be structured as an acquisition of the entire corporate capital of the Company by a company participated by one or more entities advised by The Blackstone Group International Partners LLP.

The report summarizes topics relating to the Company and the Real Estate Complex, in the areas of review, and gives a summary of key findings in the context of the Proposed Transaction. Nevertheless, it recommends extending the scope of the due diligence, and investigate certain aspects in more detail and to cover more aspects of available information.

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling dated 20 November 2021, and Lease Agreement with Bracchi Srl and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

From the TDD report prepared by Arcadis and dated 22nd October 2021, we understand that the Tenant and the Landlord belong to the same entity, and the lease could be considered as an internal intercompany operation, which we have considered when arriving in our opinion of ERV.

Based on the lease contract, we understand the Real Estate Complex occupied by Bracchi S.r.l. starting from March 5, 2021, which sets forth a six-year term starting from March 1, 2021, subject to automatic renewal for subsequent six-year periods, for a total annual rent of Euro 3,264,360.00.

The salient terms of the occupational lease for Bracchi 8 asset are summarised as follows:

Tenant Name:	Bracchi S.r.l.

Lease Length:	6+6 starting from 01/03/2021

Rent:	€539,809

Rent Review:	75% ISTAT

Break Option:	The tenant may terminate the Lease Agreement at any time by six-month prior written notice for “serious causes”

Incentives:	No

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €34,932 per annum, provided by Client

•   Insurance equal to €7,854 per annum, provided by Client

•   Property Management equal to 0.80% of rental revenue per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to €69,532, as per TDD provided

Capital Expenses

•   Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €0.00

•   Letting Fees equating to 10% of Market Rent.

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €36 and €65 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

In determining our ERV we have taken in consideration the location, accessibility and building characteristics of the subject property as well as the current market trend within the logistics market.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/sq m	56

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the Transaction in Melzo of a light industrial complex in Q3 2021 reflecting a net initial yield of 5.50%. Considering the better location of the comparable and the current leasing situation of the subject property we would expect the subject property to reflect a higher initial yield.

For the valuation of this asset, we adopted and Equivalent Yield of 5.80% which indicates a capital rate per sq m of €704, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€7,280,000

(Seven Million Two Hundred Eighty Thousand Euros)

The unrounded net capital value is €7,279,755. The gross unrounded capital value is €7,534,546 including €254,791 purchaser’s costs (3.50%).

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:
• Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.
• We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.
We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.80%, resulting in a total value of €5,750,000 equating to a capital rate of €556 per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 21 October 2021 in which the total reinstatement cost is estimated to be equal to €7,300,000, including demolition costs and fees, with an estimated blended construction rate of €588 per sq m. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Brembate	—	Q1 2020	27.300	Pe.tra	—	—	€1,419,600	52	Better
Brignano Gera d’Adda	E-commerce/ Omnichannel	Q3 2020	13.000	Valsped Group spa	—	—	€572,000	44	Better
Brignano Gera d’adda	Manufacturing	Q4 2020	12.758	Minetti	14	—	€510,320	40	Similar
Cividate al Piano	E-commerce/ Omnichannel	Q3 2020	162.850	Amazon	15	—	€7,328,250	45	Better
Telgate	Manufacturing	Q3 2020	20.600	Columbus	—	—	€1,091,800	53	Better
Ciserano	E-commerce/ Omnichannel	Q1 2020	7.000	ROL Logistics	—	—	€252,000	36	Similar
Mezzago (MB)	—	Q3 2021	14.637	Flowserve	—	—		64.9	Similar
Bottanuco (BG)	—	Q3 2021	18.366	Albea	—	—		59.2	Similar

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Inveruno (MB)	Distribution & Logistics	Q3 2020	16,014	1.1	est. €711,244	€7,181,000	8.08%	448	Worse, Grade C
Concorezzo (MB)	Distribution & Logistics	Q3 2020	8,251	7.4	est. €480,000	€3,184,000	13.76%	386	Worse, Grade C
Settala (MI)	Distribution & Logistics	Q3 2019	12,000	—	—	€5,085,000	6.27%	424	Better
Pieve Emanuele (MI)	Distribution & Logistics	Q1 2021	45,000	—	est. €30-35 p.a. est.	€17,900,000	6.90%	398	Similar, but standard logistics characteristics
Melzo (MI)	Distribution & Logistics	Q3 2021	29,788	—	—	€45,000,000	5.50%	1.511	Better

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN26 - Rho BANK OF AMERICA EUROPE DAC 01-Oct-2021

Rho - Via San Martino,70, Rho, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	20,570,000
Market Value (per sm)	973
Net Initial Yield	6.32%
Reversionary Yield	5.09%
Equivalent Yield	5.30%
Gross Income (p.a.)	1,533,727
Gross Income (p.a.) (per sm)	73
*Adj. Gross Income	1,533,727
Adj. Gross Income (per sm)	73
Net Income (p.a.)	1,345,152
Net Income (p.a.) (per sm)	64
Gross Rental Value	1,268,572
Gross Rental Value (per sm)	60
Capital Expenditure	-189,750
Transaction Costs	3.50%
Over / Under Rented	20.90%

KEY FACTS
Metric	Value
Total Area (sm)	21,143
WAULT to Break by Rent	4.55
WAULT to Break by ERV	4.55
WAULT to Expiry by Rent	10.56
WAULT to Expiry by ERV	10.56
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	1
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
Fippi	4.55	10.56	21,143	1,533,727	1,268,572	100.0%
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	4.55	10.56	21,143	1,533,727	1,268,572	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN26 - Rho BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BANK

OF AMERICA EUROPE

RHO

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 20,570,000 (Twenty Million Five Hundred Seventy Thousand Euros)

ON BEHALF OF: BANK

OF AMERICA EUROPE

PROPERTY REPORT

VIA SAN MARTINO, 60, 20017 RHO (MI)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	19/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

•   Good macro location, as the property is very close to the A4 motorway

•   Located within core Milan submarket, though in the western part

•   Good accessibility to the Milan city centre and surrounding area

•   Good manoeuvring area

•   Presence of asbestos in some elements of the building

•   Clear height (7,6 m) not in line with market standards for modern logistics buildings

•   CapEx budget necessary to perform environmental remediation activities

OPPORTUNITIES	THREATS
• Strong interest for Grade A good logistic warehouse • Ongoing improvement in property market and strong demand for investments with good covenants	• 100% income risk to a single tenant, albeit a good covenant.

LOCATION & SITUATION

LOCATION

The subject property is located in Rho, a town approximately 14 km north west of Milan city center, in Lombardy region, north of Italy.

Rho is a municipality of about 49,616 inhabitants and is characterized by a high density of industries, as well as by the exhibition center of the city of Milan (Fieramilano, the largest in Europe). The municipality is bounded to the east and north by SS 33 del Sempione, while to the south the routes of Turin- Milan and Domodossola-Milan railways run.

More precisely, the subject property is located in via San Martino, 60, in an industrial area in the southern area of Rho, only 4,2 km far from Fieramilano and characterized by a high level of accessibility: it benefits from its proximity to A4 Torino- Trieste motorway, that can be reached through Milano Ghisolfa or Arluno toll booths that are located 10 km and 11,5 km far respectively, to A50 Tangenziale Ovest di Milano about 8 km away and A8 Milano- Varese (Autostrada dei Laghi) located 9,7 km far.

ON BEHALF OF: BANK

OF AMERICA EUROPE

The surroundings are mainly characterized by residential properties to the north and industrial areas on the other sides.

The level of additional services such as bars and restaurants is fair, with a few restaurants in the proximity. Concerning the presence of public transportation in the area, it can be considered fair as well, with Rho Fieramilano metro station located 8,9 km far and Rho railway station about 2,5 km far from the subject property. Furthermore, the international airport of Milano Linate is located some 33 km east and Milano Malpensa international airport is about38 km north west.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property consists in a logistics building that was built in 1963 but that over the years has been subject to both ordinary and extraordinary maintenance work.

The building consists of an industrial warehouse, with a production area, goods loading-unloading, a battery room, technical rooms and external area of relevance. Furthermore, there is an office block adjacent the main building and a second independent block that in the past consisted of office premises is now dismissed.

We understand from the TDD report prepared by YARD REAAS and dated 22nd September 2021 that the shed is made of prefabricated reinforced concrete beams while roof slabs are made of prefabricated reinforced concrete elements.

The abovementioned TDD reports that the warehouse is equipped with n. 9 loading bays, with no CE label, equipped with electromechanical platforms and sectional door. There is also an elevator serving the mezzanine, recently installed and currently not in operation.

We understand that the electrical systems were completely refurbished in 2004 and the transformation cabins were object of further interventions in 2014. The building is served by MV power supply and is equipped with an earthing system. The logistic section is not heated/cooled while the production area is heated by means of n° 3 gas-fired boilers Unical, installed in 2004, n°2 of power 686 kW each and n°1 of power 545 kW, located in a dedicated room on the corner of the building. Furthermore n° 4 cooling units are located on the external courtyard and a full air distribution system consisting of diffuser channels hangs to the ceiling, served by n°4 Air Treatment Units (n°3 Euroclima 2016 and n°1 Roccheggiani 2019) located on the offices’ rooftop. The office premises are heated and cooled by means of wall-mounted fan-coils and electrical boilers and an air suction system (whose extractors placed in the bathrooms) are present for the production of domestic hot water.

From the TDD the overall building appears to be in good maintenance conditions.

ON BEHALF OF: BANK

OF AMERICA EUROPE

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 1963 Renovated in 2019
Eaves Height	7,6 m
No. of loading Doors	9
Loading Door Ratio (/1k sqm)	0,4
Floor loading	5,000 kg/sqm
Cross-Dock	Double-sided
Warehouse (% of GLA)	86%
Site Coverage Ratio	N.a.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”. These are as setout below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portionsthat do not produce income for the Property owner. Therefore, areas such asthe following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	18,174
	Office	2,969
TOTAL		21,143
Site Area		37,242

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by YARD REAAS, dated 22nd September 2021.

ON BEHALF OF: BANK

OF AMERICA EUROPE

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

We were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €0.00.

Based on the information provided, we have made a capital allowance €219,000 within our valuation.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Technical and Environmental Due Diligence issued by YARD REAAS and dated 22 September 2021 and no high-risk issues have been detected. However, a medium risk has been detected related to the soil and groundwater contamination, asbestos containing materials and waste. In order to assess the soil and groundwater quality, it is suggested to proceed with a soil investigation. It is also recommended to predispose a removal and disposal intervention concerning the old refrigerating unit and old thermal power station that are configurable a special waste.

Moreover, to verify the presence of asbestos a Phase 2 survey is conducted by YARD REAAS in September 2021, and asbestos containing materials were detected. For asbestos remediation, the expenditure is estimated to be €189,750.00 which includes the base case (€109,250.00) and potential additional presence (€80,500.00).

ON BEHALF OF: BANK

OF AMERICA EUROPE

TENURE

We were provided within the Technical Due Diligence issued by YARD REAAS and dated 22 September 2021, the Legal Due Diligence issued by Shearman & Sterling, dated 20 September 2021, PSPAs Agreement dated 01 October 2021; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

According to notarial certificate by Notary XXXXX, dated 02/12/2021, Kryalos became the owner purchasing the Asset in force of Sale and Purchase Agreement rep. 13963/9181 dated 01/10/2021.

Based on the Supplemental Legal Memorandum we understand that:

•   all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

•   currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 20 September 2021 and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

According to the TDD report prepared by YARD REAAS and dated 22nd September 2021, the contract indicates that both ordinary and extraordinary maintenance works are responsibility of the tenant.

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Fippi S.p.A.

Lease Length:	9+6 years starting from 21/04/2017

Rent:	€1,533,727

Rent Review:	100% ISTAT

Break Option:	The Tenant may terminate the Lease Agreement starting from the expiration of the first nine-year term only for serious causes.

Incentives:	No

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

ON BEHALF OF: BANK

OF AMERICA EUROPE

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

• Property Tax equal to €115,123 per annum, provided by Client

• Insurance equal to €31,714 per annum, provided by Client

• Property Management equal to 0.8% of Rental Revenue, CBRE estimation

• Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

• Provisions for extraordinary Maintenance equal to €21,800, as per TDD provided

Capital Expenses

• Remediation costs €189,750.00 for asbestos remediation

• Letting Fees equating to 10% of Rental Revenue.

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €50 and €65 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the evidence table appended, we would highlight the letting transaction in Cusago (MI) in terms of location and characteristics. The other comparables present inferior location or better characteristics (BTS). Therefore, we would expect the subject property to achieve a similar rental value.

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	60

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

ON BEHALF OF: BANK

OF AMERICA EUROPE

Within the evidence table appended, we would highlight the Transaction in Liscate and Carpiano (MI) in terms of characteristics (Distribution&Logistics) and location (core Milan). If put on the market, we would expect the subject property to achieve a capital value in the range of €970/sqm.

For the valuation of this asset, we adopted and Equivalent Yield of 5.30% which indicates a capital rate per sq m of €811, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€20,570,000

(Twenty Million Five Hundred Seventy Thousand Euros)

RE-LETTING PROSPECTS & MARKETABILITY

Considering the location and state of repair of the subject property we would consider an adequate time period of 9 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.

We would consider the subject property to be appealing to local and international investors.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 9 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 6.30%, resulting in a total value of €14,850,000 equating to a capital rate of €702 per sq m.

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by REAAS and dated 20 September 2021 in which the total reinstatement cost is estimated to be equal to €10,210,000, including professional fees and contingency. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK

OF AMERICA EUROPE

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Arese (MI)	E-commerce/ Omnichannel	Q1 2021	6,000	GM International		—	€300,000	50	Worse (location)
Arese (MI)	—	Q1 2021	5,940	Dap Sides	12	—	€297,000	50	Worse (location)
Mesero (MI)	E-commerce/ Omnichannel	Q1 2021	25,000	Sogedim		—	€1,300,000	52	Worse (location)
Cusago (MI)	E-commerce/ Omnichannel	Q1 2021	6,000	Radial	12		€360,000	60	Similar
Gaggiano (MI)	E-commerce/ Omnichannel	Q1 2021	40,000	Havi			€2,600,000	65	Better, BTS

ON BEHALF OF: BANK

OF AMERICA EUROPE

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Trezzano sul Naviglio (MI)	Distribution & Logistics	Q1 2021	25,572			17,800,000	6.50%	696	Similar dimension and location
Marcallo con Casone (MI)	Last Mile	Q4 2020	12,700			7,400,000	7.20%	583	Different building characteristics
Arluno (MI)	Distribution & Logistics	Q3 2020	19,994			10,500,000	7.50%	525	Similar location, worse building characteristics
Liscate (MI)	Distribution & Logistics	Q3 2020	46,503			35,500,000	5.15%	763	Better location, bigger size
Carpiano (MI)	Distribution & Logistics	Q1 2020	76,405			66,000,000	5.24%	867	Better location, bigger size

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN27 - Tivoli II BANK OF AMERICA EUROPE DAC 01-Oct-2021

Tivoli II - Via Cesurini, 4, Tivoli, Italy

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	16,150,000
Market Value (per sm)	829
Net Initial Yield	4.57%
Reversionary Yield	5.15%
Equivalent Yield	4.80%
Gross Income (p.a.)	973,751
Gross Income (p.a.) (per sm)	50
*Adj. Gross Income	973,751
Adj. Gross Income (per sm)	50
Net Income (p.a.)	763,454
Net Income (p.a.) (per sm)	39
Gross Rental Value	1,071,730
Gross Rental Value (per sm)	55
Capital Expenditure	-60,610
Transaction Costs	3.50%
Over / Under Rented	-9.14%

KEY FACTS
Metric	Value
Total Area (sm)	19,486
WAULT to Break by Rent	6.73
WAULT to Break by ERV	7.05
WAULT to Expiry by Rent	6.73
WAULT to Expiry by ERV	7.05
Percentage of Vacancy (Area)	0.00%
Percentage of Vacancy (ERV)	0.00%
Number of Tenants	3
Tenure	FH
Expiry Voids (months)	—

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT
Tenant Name	Term to Break	Term to Expiry	Area (sm)	Rent	ERV	% of rent
DC Italia	5.50	11.51	9,168	439,800	504,240	45.2%
Ceva Logistics	0.17	0.17	6,061	335,717	333,355	34.5%
Arco Spedizioni	1.25	7.26	4,257	198,234	234,135	20.4%
—	—	—	—	—	—
—	—	—	—	—	—
Other	—	—	—	—	—	—
Vacant	n/a	n/a	—	n/a	—	n/a

Total	2.91	7.05	19,486	973,751	1,071,730	100.0%

PROPERTY ID: ON BEHALF OF: VALUATION DATE:	VEN27 - Tivoli II BANK OF AMERICA EUROPE DAC 01-Oct-2021

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TIVOLI II

OPINION OF VALUE

We are of the opinion that the Market Value of the above property as at 01/10/2021 is:

€ 16,150,000 (Sixteen Million One Hundred Fifty Thousand Euros)

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

PROPERTY REPORT

VIA CESURNI, 4, 00019 TIVOLI (RM)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
XXXXX	15/10/2021	01/10/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
• Good state of maintenance and repair • Good site cover ratio (<50%) • Strategic location with direct access to A1 motorway and via Nazionale Tiburtina, which provides easy access to Rome	• Stand-alone asset not in a well-established industrial area • Clear height not in line with modern standards • Access is provided by a secondary road

OPPORTUNITIES	THREATS
• Continuing strengthening of the prime yields in the logistics market	• Increasing competition in the subject area

LOCATION & SITUATION

LOCATION

The subject property is located in Tivoli, a town approximately 40 km north east of Rome city center, in Lazio region, center of Italy.

Tivoli is a municipality of about 53,988 inhabitants that bases its economy on the tertiary sector (tourism, trade and services), but that in the past had a considerable industrial development, based on various paper industries, on electricity production, a large manufacturing industry (Pirelli), as well as the production of travertine. The main way of communication that connects the municipality with the city of Rome is A24 Roma- Teramo motorway, while A1 Milano- Napoli motorway runs on the west of Tivoli.

More precisely, the subject property is located in via Cesurni, 4, in an industrial area situated in the south-western part of the centre of Tivoli. Accessibility to the area is good and thanks to its proximity of A1 motorway and Guidonia- Montecelio toll booth about 9 km far from the property. Furthermore, the asset is only 1 km away from via Nazionale Tiburtina, that passes through Tivoli and connects it with the city of Rome, and about 30 km north from the international airport of Roma Ciampino.

The surroundings are mainly characterized by residential properties to the north and industrial areas on the other sides. In particular, the property is 2,5 km far from a large area with travertine quarries.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

The level of additional services such as bars and restaurants is fair, with a few restaurants in the proximities. Concerning the presence of public transportation in the area, it can be considered quite poor, with Bagni di Tivoli and Tivoli railway stations located respectively about 2 km and 11 km far from the subject property.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property consists in a logistics building that was built in 1991 but that over the years has been subject to both ordinary and extraordinary maintenance work.

The building consists of an industrial warehouse, with an area used for offices, production area, goods loading-unloading, battery room, technical rooms and external area of relevance.

We understand from the TDD report prepared by YARD REAAS and dated 14th September 2021 that the shed is made of prefabricated reinforced concrete beams, roof slabs are made of prefabricated reinforced concrete elements.

The abovementioned TDD reports that the warehouse is equipped with several loading bays equipped with electromechanical platforms and there are no elevators for people.

We read that the building is served by MV / LV power supply located in ENEL substation no. TV26044, in service since 04/1993; from the point of view of the air conditioning, there are no terminals in the logistics / production areas, while there are fan coil terminals powered by external heat pump units in the office block of the main building; external VRV groups are located in various areas of the three conduits; the 4 logistics sections are not heated nor cooled, while the office areas are heated and cooled by split systems, fan-coil and split units and heat pumps; inside the bathroom blocks there are mechanical extractors, electric boilers and electric vortex heaters in some toilets; inside the offices some environmental thermoregulation user interfaces which are no longer functional and have not been removed are present.

From the TDD the overall building appears to be in good maintenance conditions.

Summary of known specification (subject to availability):

Characteristic	Result
Built / Renovation	Built in 1991 Renovated in 2011, 2013, 2014, 2017, 2020 and 2021
Eaves Height	7,8 m
No. of loading Doors	43
Loading Door Ratio (/1k sqm)	2,2
Floor loading	5,000 kg/sqm

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Cross-Dock	Double-sided
Warehouse (% of GLA)	95%
Site Coverage Ratio	33%

ACCOMMODATION

We have not measured the property, but as instructed, we have relied upon floor areas made available to us and measured in terms of GLA, in the file excel provided “Venus_Asset_List_for_Bidding_20211101”.

We cross-checked information provided by the Borrower against the areas included within the Technical Due Diligence prepared by YARD REAAS and dated 14th September 2021 and we detected a slight discrepancy of approx. 5%. Therefore, we considered the GLA provided by Borrower reliable

These are as set out below.

In Italy, the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property. It does not include portions that do not produce income for the Property owner. Therefore, areas such as the following are typically, but not always, excluded: vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA. It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Floor & Site Area

FLOOR / UNIT	USE	GLA (SQ M)
	Warehouse	18,568
	Office	918
TOTAL		19,486
Site Area		58,847

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for valuation purposes. We have been supplied with a technical survey report prepared by YARD REAAS, dated 14th September 2021.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction. We observed nothing during our inspection that we consider would detrimentally impact the value or suitability.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

In addition, we were provided by the Client with an immediate CapEx budget (excel file “Venus_Asset_List_for_Bidding_20211101”) of €60,610.

We have relied on the information provided by the Borrower, including the high-level CapEx budget. We cross-checked information provided by the Borrower against the CapEx schedule included within the Technical Due Diligence prepared by YARD REAAS.

We have adopted an immediate CapEx figure of €60,610, plus a capital allowance, based on the information included within the Maintenance Plan in the Technical Due Diligence, of €25,089 (€1.29/sqm p.a.) starting from valuation date.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

We have been provided with the Technical Due Diligence Report undertaken by YARD REAAS dated 14 September 2021, and no high-risk issues have been detected. However, medium risk has been detected related to waste. It is suggested to predispose a removal and disposal intervention and draw up a list of temporary storage areas/waste deposits.

TENURE

We were provided within the Technical Due Diligence Report undertaken by YARD REAAS dated 14 September 2021, the Legal Due Diligence issued by Shearman & Sterling, dated 20 September 2021, PSPAs Agreement dated 12 October 2021; “Project Bianchi” - Supplemental Legal Memorandum and Legal and Red Flag Report” prepared by Clifford Chance dated 05 and 17 November 2021 respectively.

According to notarial certificate by Notary XXXXX, dated 02/12/2021, Kryalos became the owner purchasing the Asset in force of Sale and Purchase Agreement rep. 14045/9240 dated 12/10/2021.

Based on the Supplemental Legal Memorandum we that:

•   all Remediation Activities required in relation to the building titles have been completed prior to closing of each acquisition; and

•   currently no amnesty building procedure is pending in connection with the subject property (an any of the Fund’s Properties).

For the purpose of this valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

TENANCY

We have been provided with the Legal Due Diligence issued by Shearman & Sterling, dated 20 September 2021 and a detailed tenancy schedule (excel file “Venus_Asset_List_for_Bidding_20211101”).

The salient terms of the occupational lease are summarised as follows:

Tenant Name:	Ceva Logistics

Lease Length:	6 years starting from 01/12/2015

Rent:	€335,717

Rent Review:	75% ISTAT

Break Option:	The Tenant may terminate the Lease Agreement at any time upon a 6-month prior written notice to the Landlord for “serious causes” and upon a 12-month prior written notice to the Landlord for any reason at any time

Incentives:	No

Tenant Name:	Arco Spedizioni

Lease Length:	6+6 starting from 01/01/2017

Rent:	€198,234

Rent Review:	75% ISTAT

Break Option:	The Tenant may terminate the Lease Agreement at any time upon a 6-month prior written notice to the Landlord for “serious causes” and upon a 12-month prior written notice to the Landlord for any reason at any time

Incentives:	No

Tenant Name:	DC Italia

Lease Length:	6+6 starting from 01/04/2021

Rent:	€439,800

Rent Review:	100% ISTAT

Break Option:	The Tenant may terminate the Lease Agreement at any time upon a 6-month prior written notice to the Landlord for “serious causes” and upon a 12-month prior written notice to the Landlord for any reason at any time

Incentives:

The DC Italia Lease Agreement provides that, due to the emergency situation generated by the Covid-19 outburst, the monthly rent under the DC Italia Lease Agreement shall be reduced to:

a)  Euro 0.00 from April 1, 2021 until August 1, 2021; and

b)  Euro 9,162.50 for the month of September 2021.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

MARKET COMMENTARY

OCCUPATIONAL MARKET	Please refer to the occupational Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the letting of assets with similar characteristics and in a similar location to the subject property.

INVESTMENT MARKET	Please refer to the Investment Market commentary within the appendix of this report. This includes up to date discussion of the logistics market across Italy nationally and associated evidence. In approaching our valuation, we have considered the sale of assets with similar characteristics and in a similar location to the subject property.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs:

Revenue Deductions

•   Property Tax equal to €143,320 per annum, provided by Client

•   Insurance equal to €29,229 per annum, provided by Client

•   Property Management equal to 0.8% on Rental Revenues per annum, assumed by CBRE

•   Lease Registration Tax equal to 0.50% of Rental Revenue, according to Italian Law

•   Provisions for extraordinary Maintenance equal to €25,090, as per TDD provided

Capital Expenses

•   Capital Expenditure sourced from file excel “Venus_Asset_List_for_Bidding_20211101” equal to €60,610

•   Letting Fees equating to 10% of Rental Revenue.

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting deals and occupational demand for the region within which the subject property is located. The rental rates of the most relevant comparable evidence range between €48 and €54 per sq m per annum, depending on the duration of the lease contract, building specifications and age. In addition to the transaction reported we have been provided with a Termsheet from Startech Srl interested in letting the unit currently occupied by CEVA at a rental level of approx. €56/sqm.

We would consider the termsheet as the most relevant in terms location and building characteristics.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

Considering the subject Property’s occupancy status and conditions, we have made the following rental assumptions:

	Unit	Assumption
Warehouse Rental Value	EUR/ sq m	55

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

Within the evidence table appended, we would highlight the transaction of Century Portfolio which included a property in Santa Palomba (RO). The property was for logistic use and represented Grade B characteristics. We would expect the subject property to reflect a similar capital value.

For the valuation of this asset, we adopted and Equivalent Yield of 4.80% which indicates a capital rate per sq m of €829, after allowing for purchaser’s costs equating to 3.50%.

On the assumption that there are no unusual factors of which we are unaware of and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€16,150,000

(Sixteen Million One Hundred Fifty Thousand Euros)

RE-LETTING PROSPECTS & MARKETABILITY	Considering the location and state of repair of the subject property we would consider an adequate time period of 6 months to find a suitable tenant, and a 6-month incentive to secure a 6-year lease agreement.
VALUATION METHODOLOGY – VACANT POSSESSION VALUE

We would consider the subject property to be appealing to local and international investors.

Our approach is similar to the Market Value, including identical opinions of ERV, capex allowances and landlord costs. We have made the following additional assumptions and allowances:

•   Assumed the property is entirely vacant and allowed for a 6 month current void and 6 months rent free (or equivalent incentive) on a new 6 year lease.

•   We have incorporated additional costs, including letting fees (10% of annual rent) and further landlord shortfall amounting to €3 per sq m per month over the vacant space.

We have increased the yield to reflect the additional risk, adopting an Equivalent Yield of 5.80%, resulting in a total value of €12,830,000 equating to a capital rate of €658 per sq m.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

ESTIMATED REINSTATEMENT COST

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.

We have been provided with the Reinstatement Cost Assessment prepared by Arcadis and dated 20 September 2021 in which the total reinstatement cost is estimated to be equal to €16,520,000, including professional fees and contingency. In our capacity as general practice surveyors and on the assumption that the above figure has been assessed by a suitably qualified professional, we are of the opinion that the assessed reinstatement cost seems reasonable.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M
Monterotondo (RM)	—	Q1 2015	6.000	—	—	—	€300,000	50
Monterotondo (RM)	E-commerce/Omnichannel	Q4 2017	4.000	—	—	—	€200,000	50
Tivoli (RM)		Q4 2019	21.350	Cedigros	6	—	€1,024,800	48
Tivoli (RM)	Last Mile	Q1 2020	3.600	—	12	—	€172,800	48
Roma	—	Q1 2021	6.000	—		—	€324,000	54
Roma	—	Q1 2021	3.600	—	4	—	€180,000	50

ON BEHALF OF: BANK OF

AMERICA EUROPE DAC

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%) (NOI/NPP)	CAPITAL RATE PER SQ M	COMPARABLE VS SUBJECT PROPERTY
Carrefour Santa Palomba (RO) (Century Portfolio)	Distribution & Logistics (Food)	Q3 2021	27,000	5y	€1.03m	€15 mil	5.46%	€555/sqm	Worse state of repair, better characteristics (logistics)
KKR Portfolio (TO, MI, BG, VE, PC, RO)	Distribution & Logistics	Q3 2021	130,000	N.a.	N.a.	<€120 mil	N.a.	€900/sqm ca.	Better characteristics (logistics)
Nero Portfolio (RO, BS, MB, FR, PV)	Distribution & Logistics	Q1 2021	203,000	N.a.	N.a.	€156 mil	5.30% (Stabilised)	€768/sqm	Better characteristics (logistics) and Grade A
Eurozone Portfolio, Anagni, (FR)	Distribution & Logistics	Q4 2020	30,392	N.a.	N.a.	€21.8 mil	6.00%	€717/sqm	Better characteristics (logistics) and Grade A
Thunder II, Vignate (MI) and Monterotondo (RM)	Distribution & Logistics	Q3 2020	33,000	N.a.	N.a.	€14.2 mil	N.a.	€430/sqm	Better characteristics (logistics)
Monterotondo (RM)	Distribution & Logistics	Q3 2020	12,000	5y	€0.5m	€8.5 mil	5.70% (GIY)	€705/sqm	Better
Ziaco Portfolio; Rome and Pomezia (RM)	Distribution & Logistics	Q4 2019	44,000	2.2y	N.a.	€27.5 mil	6.18%	€630/sqm	Better

Appendices

15

Appendix A Terms of Engagement Letter

Award Confirmation

XXXXX MRICS on behalf of CBRE Limited is hereby authorized to perform the following Statement of Work (SOW) as further defined herein, execution of which must comply with all terms and conditions of this Order and master service agreement(s) CW973025, CW1467282. Vendor acknowledges that this confirmation letter is a summary of select contract terms and conditions, which is provided for convenience. To view the complete agreement electronically accepted by Vendor, refer to Bank of America’s Commercial Valuation Services Information Management System.

Supplier: Statement of Work

VSIMS ID:	21-005291-APR-001	Service Requested:	Appraisal (Order)
Project Description:	Venus;Multiple Locations in Italy,LO,Milan,ITA
Borrower / Client:	XXXXX
Sourcing Manager:	XXXXX

Contract Amendments (original terms remain in force except where expressly modified)

Date Amended	Revised Due Date	Revised Fee	Revised Statement of Work
11/18/2021	11/19/2021	EUR XXXXX	Revised to update Asset List
10/06/2021	11/08/2021	EUR XXXXX	Amended to remove Telgate asset.

Original Terms

Award Date	Delivery Due Date	Fee	Delivery Performance
10/01/2021	11/08/2021	EUR XXXXX	All deliveries due by 6 PM local time unless otherwise specified.

Time is of the essence. Review of all attachments and initial communication with identified project or property contacts must occur within five days of engagement. Liquidated damages may be assessed if the Statement of Work (SOW), including the delivery of all reports and requested data, is incomplete by the listed due date. Damages will be assessed at a rate of 5% of the negotiated fee for each day (cumulative) the SOW remains incomplete. Damages will not be imposed for delays resulting from circumstances beyond the appraiser’s control if timely notice is provided; such circumstances to be judged for their validity solely by the Sourcing Manager.

Service Definition

Product: International ; Appraisal Certification: Contracted Appraiser Must Sign

#	CUR	Premise	Interest	Allocations
1	EUR	Market Value As-Is	Freehold	Real Estate
Subject to leases to end tenants
2	EUR	Market Value Other	Freehold	Real Estate
VPV
3	EUR	Market Value As-Is	Freehold	Real Estate
ERV
4	EUR	Replacement Cost Value As-Is	Not Applicable	Real Estate
a/k/a Indicative Reinstatement Cost

Policies, Procedures, Other Terms and Conditions

1.

Draft report in 4 weeks (subject to data and inspection availability) with finals to follow a week later. The scope of work must include a current physical inspection and valuation of each asset. Please investigate and report a land size for each property valued. Deliverable to include a single valuation report with market analyses and comparable evidence supporting the individual site/location valuations. A summary spreadsheet of physical data and valuation results is also requested. Standard Liability cap to apply and contracted valuer must sign..

2.

APPRAISAL PROPERTY INSPECTIONS: In the event a complete inspection is not possible, the issue must be escalated to the CVS Sourcing Manager and approved prior to execution. Refer to the attached Appraisal Inspection Guidance document for information detailing acceptable alternate inspection practices.

3.

CERTIFICATION LANGUAGE: The valuation must include the EMEA-APAC Certification Language in the attached reference document (altered as relevant for prior services and to name those who provided signification valuation assistance).

4.

INVOICE: To expedite invoice processing the invoice must identify the address and work performed for all properties. Include the statement ------ FOREIGN SOURCE ------ to expedite processing and ensure the appropriate accounting rules are followed. If not included on the invoice, include a separate document listing your wire instructions in order to process the payment electronically.

5.

OTHER REQUIREMENTS: Appraisal reports must include: 1) Remaining economic life ----- 2) Exposure time ------ 3) Marketing time ------4) Identification and support of the most probable buyer (investor or owner-user). If the most probable buyer is an investor, the valuation should include appropriate deductions and discounts for vacant, owner-occupied and owner-affiliate-occupied space (treat as vacant and available for lease) ------ 5) The Cost Approach should be employed for proposed construction, new construction (24 months old or less) or gut renovation unless waived by Commercial Appraisal Services (CAS) ------ 6) Reappraisals must explain differences in value for assignments completed for Bank of America within the last two years ------ 7) Review CAS Valuation Requirements prior to beginning an assignment and CAS Assignment Reminders prior to submitting assignment results.

6.

RELIANCE LANGUAGE: Include the following language in the Letter of Transmittal and the Intended Use Section of the report: “This report may be relied upon by Bank of America Europe DAC and its affiliates, successors and/or assigns; the selected Facility Agent, its successors and/or assigns; and the selected Security Agent, its successors and/or assigns, in connection with their respective consideration of the extension of credit related to the property and/or the beneficial ownership thereof (the “Loan Financing”). This information also may be relied upon by any actual or prospective purchaser, co-lender, participant, investor, transferee, assignee and servicer of the Loan Financing, any arranger of the Loan Financing and their assigns, any actual or prospective investor (including agents and advisors) in any securities evidencing a beneficial interest in, or backed by, the Loan Financing, any rating agencies actually or prospectively rating any such securities, any indenture trustee and any institutional provider(s) from time to time of any liquidity facility or credit support for such Loan Financing (together the “Beneficiaries”). A Beneficiary shall be permitted to rely on the report only on the condition that it acknowledges that the valuers shall not be liable to the Beneficiary for any special, indirect or consequential, damages and that the valuers’ total aggregate liability to all lenders, agents, Beneficiaries and any other third party who seeks to rely on the report (the “Aggregate Cap”) shall be limited to a sum not to exceed the lesser of 25% of the market value or twenty million pounds (20,000,000 GBP). Reliance by the Beneficiaries and any other third parties on the report shall constitute deemed acceptance of the above provisions in this paragraph and that any matters or disputes arising as a result shall be governed by English law and subject to the exclusive jurisdiction of the English courts. This report may be disclosed, without reliance, to any rating agency in connection with a Securitization.”

7.	Submission of the Argus Enterprise data file is required when Argus-based DCF analysis is part of the appraisal.

Documents (document content must be downloaded from VSIMS)

SOW-specific Reference Documents

1.	EMEA-APAC_CERTIFICATION_LANGUAGE_09012017_082842.docx

2.	Bank_of_America_EMEA-APAC_Valuation_Requirements_20210212_20210217_07563345732a.pdf

3.	APPRAISAL_INSPECTION_GUIDANCE_20200317_2204496672cf.pdf

Project-specific Documents

1.	Miscellaneous (APR) Venus_Asset_List_Revised_20211118_20211118_155631114494.xlsx

Addressee and Distribution Instructions

Report Distribution	Name	Address	Comments
Addressee and Intended User	XXXXX	XXXXX	XXXXX

Global Project Contact(s) (optional contacts listed where applicable)

N/A

Prop #	Property Description
001	Multiple Locations in Italy (Site Owner: XXXXX) Property Type:Industrial Warehouse-Distribution Warehouse; Tax Parcel ID(s): Multiple Contact(s): XXXXX

Appendix B Valuation Schedule

17

PORTFOLIO: ON BEHALF OF: VALUATION DATE:	JUPITER BANK OF AMERICA EUROPE DAC 01/10/2021

PORTFOLIO VALUATION SUMMARY

																						Special
Property Name	Prop ID	Currency	Area Unit	Total Area	Percentage of Vacancy (ERV)	WAULT to Expiry by ERV	WAULT to Expiry by Rent	WAULT to Break by ERV	WAULT to Break by Rent	Net Income (p.a.)	Gross Income (p.a.)	G.R. + R.F.	Gross Rental Value	Market Value (EUR)	Net Initial Yield	Equivalent Yield	Reversionary Yield	Gross Market Value	Capex	Market Value (01/10/2021)	Special Assumption (VPV)	Assumption SPV (0.75%)

ITALY
Lainate	VEN1	EUR	sm	27,000	0.00%	8.20	8.27	8.20	8.27	852,605	1,067,892	1,067,892	1,296,000	19,000,000	4.33%	4.50%	4.87%	19,939,678	-270,000	19,000,000	15,350,000	19,523,254
Casandrino 2	VEN12	EUR	sm	6,697	0.00%	1.25	1.25	1.25	1.25	426,242	558,200	558,200	602,730	6,940,000	5.93%	6.50%	6.55%	7,182,560	0	6,940,000	5,460,000	7,129,092
Casandrino 1	VEN14	EUR	sm	1,257	0.00%	6.17	6.17	0.16	0.16	112,706	137,000	137,000	113,130	1,270,000	8.57%	6.80%	6.78%	1,314,666	0	1,270,000	966,820	1,304,879
Bologna 2	VEN16	EUR	sm	1,668	100.00%	—	—	—	—	-44,456	0	0	83,400	859,300	-5.00%	4.30%	4.63%	897,728	-8,340	859,300	859,300	882,767
San Mauro 2	VEN17	EUR	sm	1,557	0.00%	9.84	9.84	9.84	9.84	21,657	60,000	60,000	74,700	693,000	3.02%	4.35%	5.04%	717,295	0	693,000	576,100	711,955
Bracchi 1	VEN18	EUR	sm	1,556	0.00%	11.42	11.42	11.42	11.42	102,092	137,122	137,122	116,700	1,130,000	8.71%	8.00%	6.99%	1,171,506	0	1,130,000	714,260	1,162,785
Bracchi 2	VEN19	EUR	sm	5,768	0.00%	11.42	11.42	11.42	11.42	273,185	341,984	341,984	323,008	4,390,000	6.02%	5.80%	5.60%	4,540,442	0	4,390,000	3,210,000	4,506,642
Paese	VEN2	EUR	sm	7,700	0.00%	7.75	7.75	7.75	7.75	185,388	229,724	229,724	269,500	1,710,000	10.47%	8.00%	11.52%	2,348,620	-577,500	1,710,000	1,260,000	1,757,935
Bracchi 3	VEN20	EUR	sm	9,257	0.00%	11.42	11.42	11.42	11.42	367,099	475,692	475,692	555,420	6,800,000	5.21%	5.80%	6.33%	7,042,073	0	6,800,000	5,650,000	6,989,651
Bracchi 4	VEN21	EUR	sm	19,659	0.00%	11.42	11.42	11.42	11.42	759,038	961,499	961,499	1,140,222	14,190,000	5.17%	5.80%	6.37%	14,684,663	0	14,190,000	11,880,000	14,575,348
Bracchi 5	VEN22	EUR	sm	580	0.00%	11.42	11.42	11.42	11.42	101,376	129,373	129,373	43,500	799,190	12.26%	8.00%	2.01%	827,158	0	799,190	116,780	821,000
Bracchi 6+7	VEN23	EUR	sm	6,837	0.00%	11.42	11.42	11.42	11.42	428,848	526,702	526,702	376,035	5,840,000	7.09%	5.80%	4.63%	6,046,944	0	5,840,000	3,510,000	6,001,930
Bracchi 8	VEN25	EUR	sm	10,334	0.00%	11.42	11.42	11.42	11.42	416,835	539,809	539,809	578,704	7,280,000	5.53%	5.80%	6.04%	7,534,546	0	7,280,000	5,750,000	7,478,458
Rho	VEN26	EUR	sm	21,143	0.00%	10.56	10.56	4.55	4.55	1,345,152	1,533,727	1,533,727	1,268,572	20,570,000	6.32%	5.30%	5.09%	21,476,792	-189,750	20,570,000	14,850,000	21,128,578
Tivoli II	VEN27	EUR	sm	19,486	0.00%	7.05	6.73	7.05	6.73	763,454	973,751	973,751	1,071,730	16,150,000	4.57%	4.80%	5.15%	16,778,320	-60,610	16,150,000	12,830,000	16,593,261
Prato	VEN3	EUR	sm	4,600	0.00%	11.82	11.82	11.82	11.82	187,843	264,000	264,000	299,000	2,850,000	6.37%	6.90%	7.54%	2,950,030	0	2,850,000	2,290,000	2,928,069
Arezzo	VEN4	EUR	sm	8,300	100.00%	—	—	—	—	-61,278	0	0	332,000	2,950,000	-2.00%	4.50%	6.67%	4,127,389	-1,070,700	2,950,000	2,950,000	3,033,934
Marcon 2	VEN5	EUR	sm	3,685	24.70%	5.44	5.06	5.44	5.06	73,183	128,242	128,242	151,420	1,380,000	5.12%	6.50%	6.78%	1,488,797	-59,015	1,380,000	986,090	1,419,138
Settimo Torinese	VEN6	EUR	sm	4,200	0.00%	6.71	6.71	6.71	6.71	47,764	72,000	72,000	134,400	1,580,000	2.93%	4.60%	6.29%	1,947,559	-315,000	1,580,000	1,270,000	1,620,406
Marcon 1	VEN7	EUR	sm	2,793	44.75%	9.94	9.96	9.10	8.83	47,766	67,626	67,626	116,199	944,100	4.89%	7.00%	8.28%	1,123,838	-146,700	944,100	695,550	969,864
Montebelluna	VEN8	EUR	sm	1,118	0.00%	8.92	8.91	5.91	5.54	29,671	38,751	38,751	39,130	341,100	8.40%	8.00%	8.51%	353,038	0	341,100	256,060	350,410

Italy: Sub-Total		EUR	sm	165,195	5.62%	9.16	9.26	8.16	8.02	6,436,171	8,243,093	8,243,093	8,985,500	117,666,690	5.28%	5.47%	5.71%	124,493,642	-2,697,615	117,666,690	91,430,960	120,889,360

TOTAL		EUR	sm	165,195	5.62%	9.16	9.26	8.16	8.02	6,436,171	8,243,093	8,243,093	8,985,500	117,666,690	5.28%	5.47%	5.71%	124,493,642	-2,697,615	117,666,690	91,430,960	120,889,360

Appendix C Valuation Printouts

18

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property
Address External ID	Lainate, Via Fangio, 11 VEN1

Gross Valuation		19,939,678
Capital Costs		-270,000
Net Value Before Fees		19,669,678

Less Stamp Duty	@2.00% Net Sale Price	380,090
Agents Fee	@1.00% Net Sale Price	190,045
Legal Fee	@0.50% Net Sale Price	95,023

Net Valuation		19,004,520
Say		19,000,000

Equivalent Yield		4.5%	True Equivalent Yield	4.6224%
Initial Yield (Valuation Rent)		4.3346%	Initial Yield (Contracted Rent)	4.3346%
Reversion Yield		4.8709%

Total Valuation Rent		1,067,892	Total Contracted Rent	1,067,892
Total Rental Value		1,296,000	Number of Tenants	3
Capital Value Per Area		704

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	1,067,892	-215,287	0	852,605	4.3346%	4.4546%
01/10/2022	1,067,892	-334,935	0	732,957	3.7263%	3.8148%
15/05/2029	1,230,115	-337,043	0	893,072	4.5403%	4.6722%
31/03/2030	1,293,825	-337,872	0	955,953	4.8600%	5.0113%
02/11/2030	1,296,000	-337,900	0	958,100	4.8709%	5.0229%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Nippon Express	Wareho	34.a		14/05/2029	Standard	Hardcore(4.5%)	485,777	485,777	648,000	9,769,997	3.9698%	3.9698%	4.5000%	4.9033%
Galardi	Wareho	526		01/11/2030	Standard	Hardcore(4.5%)	300,225	300,225	302,400	4,885,254	4.9066%	4.9066%	4.5000%	4.5762%
Columbus	Wareho	532		30/03/2030	Standard	Hardcore(4.5%)	281,890	281,890	345,600	5,284,428	4.2589%	4.2589%	4.5000%	4.8348%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property
Address External ID	Paese, Via Gonella, 6 VEN2

Gross Valuation		2,348,620
Capital Costs		-577,500
Net Value Before Fees		1,771,120

Less Stamp Duty	@2.00% Net Sale Price	34,225
Agents Fee	@1.00% Net Sale Price	17,112
Legal Fee	@0.50% Net Sale Price	8,556

Net Valuation		1,711,227
Say		1,710,000

Equivalent Yield		8%	True Equivalent Yield	8.3917%
Initial Yield (Valuation Rent)		10.4673%	Initial Yield (Contracted Rent)	10.4673%
Reversion Yield		11.5179%

Total Valuation Rent		229,724	Total Contracted Rent	229,724
Total Rental Value		269,500	Number of Tenants	1
Capital Value Per Area		222

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	229,724	-44,336	0	185,388	10.4673%	11.1896%
01/10/2022	229,724	-64,986	0	164,738	9.3013%	9.8682%
01/07/2029	269,500	-65,504	0	203,997	11.5179%	12.3974%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
DB Group	Wareho	34.a		30/06/2029	Standard	Hardcore(8%)	229,724	229,724	269,500	2,348,620	7.8935%	7.8935%	8.0000%	8.6858%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Prato, Via del Purgatorio, 62
External ID	VEN3

Gross Valuation		2,950,030
Capital Costs		0
Net Value Before Fees		2,950,030

Less Stamp Duty	@2.00% Net Sale Price	57,005
Agents Fee	@1.00% Net Sale Price	28,503
Legal Fee	@0.50% Net Sale Price	14,251

Net Valuation		2,850,271
Say		2,850,000

Equivalent Yield		6.9%	True Equivalent Yield	7.1899%
Initial Yield (Valuation Rent)		6.3675%	Initial Yield (Contracted Rent)	6.3675%
Reversion Yield		7.5385%

Total Valuation Rent		264,000	Total Contracted Rent	264,000
Total Rental Value		299,000	Number of Tenants	1
Capital Value Per Area		620

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	264,000	-76,157	0	187,843	6.3675%	6.6292%
23/07/2033	299,000	-76,612	0	222,388	7.5385%	7.9075%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
My Studio	Wareho	34.a		22/07/2033	Standard	Hardcore(6.9%)	264,000	264,000	299,000	2,950,030	6.3675%	6.3675%	6.9000%	7.5385%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address External ID	Arezzo, Via Chiari 15 VEN4

Gross Valuation		4,127,389
Capital Costs		-1,070,700
Net Value Before Fees		3,056,689

Less Stamp Duty	@2.00% Net Sale Price	59,066
Agents Fee	@1.00% Net Sale Price	29,533
Legal Fee	@0.50% Net Sale Price	14,767

Net Valuation		2,953,323
Say		2,950,000

Equivalent Yield		4.5%	True Equivalent Yield	4.6179%
Initial Yield (Valuation Rent)		-2.0047%	Initial Yield (Contracted Rent)	-2.0047%
Reversion Yield		6.6733%

Total Valuation Rent		0	Total Contracted Rent	0
Total Rental Value		332,000	Number of Tenants	1
Capital Value Per Area		355

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	0	-61,278	0	-61,278	-2.0047%	-1.9798%
01/10/2022	0	-123,703	0	-123,703	-4.0470%	-3.9466%
01/04/2023	332,000	-128,019	0	203,981	6.6733%	6.9612%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Vacant	Wareho	34.a		30/09/2028	Standard	Hardcore(4.5%)	0	0	332,000	4,127,389	0.0000%	-1.4847%	4.5000%	4.9421%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address External ID	Marcon 2, Via Venier - Via Pialoi VEN5

Gross Valuation		1,488,797
Capital Costs		-59,015
Net Value Before Fees		1,429,782

Less Stamp Duty	@2.00% Net Sale Price	27,629
Agents Fee	@1.00% Net Sale Price	13,814
Legal Fee	@0.50% Net Sale Price	6,907

Net Valuation		1,381,432
Say		1,380,000

Equivalent Yield		6.5%	True Equivalent Yield	6.7729%
Initial Yield (Valuation Rent)		5.1185%	Initial Yield (Contracted Rent)	5.1185%
Reversion Yield		6.7807%

Total Valuation Rent		128,242	Total Contracted Rent	128,242
Total Rental Value		151,420	Number of Tenants	6
Capital Value Per Area		374

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	128,242	-55,059	0	73,183	5.1185%	5.2865%
15/03/2022	128,242	-54,124	0	74,118	5.1839%	5.3563%
15/09/2022	165,642	-54,685	0	110,957	7.7604%	8.1519%
01/09/2024	155,723	-54,536	0	101,187	7.0771%	7.4016%
01/04/2025	153,804	-54,507	0	99,297	6.9449%	7.2572%
01/01/2028	147,147	-54,407	0	92,740	6.4863%	6.7580%
01/06/2032	147,652	-54,415	0	93,237	6.5211%	6.7958%
03/03/2033	151,420	-54,471	0	96,949	6.7807%	7.0781%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Elettroveneta	Wareho	34.a		31/08/2024	Standard	Hardcore(6.5%)	66,319	66,319	56,400	576,382	7.7334%	7.7334%	6.5000%	6.2651%
Sicurtec	Wareho	608		31/12/2027	Standard	Hardcore(6.5%)	15,687	15,687	9,030	111,491	9.4570%	9.4570%	6.5000%	5.1857%
Aerre	Wareho	615		31/03/2025	Standard	Hardcore(6.5%)	20,624	20,624	18,705	189,360	7.3204%	7.3204%	6.5000%	6.3245%
Venpack	Wareho	622		02/03/2033	Standard	Hardcore(6.5%)	16,012	16,012	19,780	176,839	6.0858%	6.0858%	6.5000%	7.1616%
AB Control	Wareho	629		31/05/2032	Standard	Hardcore(6.5%)	9,600	9,600	10,105	97,724	6.6026%	6.6026%	6.5000%	6.6205%
Vacant	Wareho	636		14/03/2028	Standard	Hardcore(6.5%)	0	0	37,400	337,001	0.0000%	-3.8607%	6.5000%	7.1056%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address External ID	Settimo Torinese, Via de Nicola, 62 VEN6

Gross Valuation		1,947,559
Capital Costs		-315,000
Net Value Before Fees		1,632,559

Less Stamp Duty	@2.00% Net Sale Price	31,547
Agents Fee	@1.00% Net Sale Price	15,774
Legal Fee	@0.50% Net Sale Price	7,887

Net Valuation		1,577,352
Say		1,580,000

Equivalent Yield		4.6%	True Equivalent Yield	4.7198%
Initial Yield (Valuation Rent)		2.9257%	Initial Yield (Contracted Rent)	2.9257%
Reversion Yield		6.2947%
Total Valuation Rent		72,000	Total Contracted Rent	72,000

Total Rental Value		134,400	Number of Tenants	1
Capital Value Per Area		376

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	72,000	-24,236	0	47,764	2.9257%	2.9800%
31/07/2022	84,000	-24,296	0	59,704	3.6571%	3.7422%
01/10/2022	84,000	-31,383	0	52,617	3.2230%	3.2890%
14/06/2028	134,400	-31,635	0	102,765	6.2947%	6.5504%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Jet log Group	Wareho	34.a		13/06/2028	Standard	Hardcore(4.6%)	72,000	72,000	134,400	1,947,559	2.4525%	2.4525%	4.6000%	5.2766%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address External ID	Marcon 1, Via Venier, 68-74 VEN7

Gross Valuation		1,123,838
Capital Costs		-146,700
Net Value Before Fees		977,138

Less Stamp Duty	@2.00% Net Sale Price	18,882
Agents Fee	@1.00% Net Sale Price	9,441
Legal Fee	@0.50% Net Sale Price	4,720

Net Valuation		944,095
Say		944,100

Equivalent Yield		7%	True Equivalent Yield	7.3082%
Initial Yield (Valuation Rent)		4.8884%	Initial Yield (Contracted Rent)	4.8884%
Reversion Yield		8.2804%

Total Valuation Rent		67,626	Total Contracted Rent	67,626
Total Rental Value		116,199	Number of Tenants	9
Capital Value Per Area		338

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	67,626	-19,859	0	47,766	4.8884%	5.0415%
15/06/2022	67,626	-18,559	0	49,066	5.0214%	5.1830%
01/10/2022	67,626	-34,559	0	33,066	3.3840%	3.4568%
15/12/2022	119,626	-35,339	0	84,286	8.6258%	9.1117%
31/12/2025	115,924	-35,284	0	80,640	8.2527%	8.6966%
05/10/2029	115,475	-35,277	0	80,198	8.2074%	8.6464%
18/02/2031	116,676	-35,295	0	81,381	8.3285%	8.7807%
01/05/2031	116,616	-35,294	0	81,322	8.3224%	8.7740%
01/06/2031	116,556	-35,293	0	81,263	8.3164%	8.7673%
18/09/2031	116,496	-35,292	0	81,203	8.3103%	8.7606%
11/01/2033	116,436	-35,292	0	81,144	8.3043%	8.7539%
28/01/2033	116,199	-35,288	0	80,911	8.2804%	8.7273%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Bonutto	Wareho	705		27/01/2033	Standard	Hardcore(7%)	7,977	7,977	7,740	79,506	8.4547%	8.4547%	7.0000%	6.7787%
Deltelan	Wareho	34.a		17/09/2031	Standard	Hardcore(7%)	7,800	7,800	7,740	78,510	8.3721%	8.3721%	7.0000%	6.8647%
Dimarca	Wareho	622		10/01/2033	Standard	Hardcore(7%)	7,800	7,800	7,740	78,536	8.3693%	8.3693%	7.0000%	6.8625%
Express Shipping	Wareho	691		30/12/2025	Standard	Hardcore(7%)	12,732	12,732	9,030	101,028	10.6195%	10.6195%	7.0000%	6.2237%
Fast Impianti	Wareho	711		30/04/2031	Standard	Hardcore(7%)	7,800	7,800	7,740	78,502	8.3729%	8.3729%	7.0000%	6.8654%
S4 Energia	Wareho	608		04/10/2029	Standard	Hardcore(7%)	7,888	7,888	7,439	77,105	8.6205%	8.6205%	7.0000%	6.7180%
Soluve	Wareho	685		31/05/2031	Standard	Hardcore(7%)	7,800	7,800	7,740	78,504	8.3728%	8.3728%	7.0000%	6.8653%
Starting	Wareho	615		17/02/2031	Standard	Hardcore(7%)	7,829	7,829	9,030	85,443	7.7217%	7.7217%	7.0000%	7.3590%
Vacant	Wareho	636		14/06/2028	Standard	Hardcore(7%)	0	0	52,000	466,706	0.0000%	-1.9757%	7.0000%	7.7583%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address External ID	Montebelluna, Via Fermi, 14-20 VEN8

Gross Valuation		353,038
Capital Costs		0
Net Value Before Fees		353,038
Less Stamp Duty	@2.00% Net Sale Price	6,822
Agents Fee	@1.00% Net Sale Price	3,411
Legal Fee	@0.50% Net Sale Price	1,705
Net Valuation		341,100
Say		341,100
Equivalent Yield		8%	True Equivalent Yield	8.4006%
Initial Yield (Valuation Rent)		8.4044%	Initial Yield (Contracted Rent)	8.4044%
Reversion Yield		8.5101%
Total Valuation Rent		38,751	Total Contracted Rent	38,751
Total Rental Value		39,130	Number of Tenants	4
Capital Value Per Area		305

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	38,751	-9,080	0	29,671	8.4044%	8.8652%
30/06/2023	27,406	-8,910	0	18,496	5.2390%	5.4152%
30/12/2023	37,031	-9,054	0	27,976	7.9245%	8.3331%
29/05/2026	26,615	-8,898	0	17,717	5.0185%	5.1799%
29/11/2026	36,555	-9,047	0	27,508	7.7918%	8.1865%
20/04/2028	27,965	-8,918	0	19,047	5.3950%	5.5820%
20/10/2028	37,905	-9,068	0	28,837	8.1684%	8.6030%
12/06/2032	29,505	-8,942	0	20,563	5.8247%	6.0431%
12/12/2032	39,130	-9,086	0	30,044	8.5101%	8.9828%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
MC Manutenzioni	Wareho	34.a		19/04/2028	Standard	Hardcore(8%)	8,590	8,590	9,940	86,919	7.5672%	7.5672%	8.0000%	8.7805%
Ventesima Strada	Wareho	570		28/05/2026	Standard	Hardcore(8%)	10,416	10,416	9,940	92,906	8.5839%	8.5839%	8.0000%	8.2147%
Sicuritalia	Wareho	578		29/06/2023	Standard	Hardcore(8%)	11,345	11,345	9,625	89,917	9.6609%	9.6609%	8.0000%	8.2188%
Termoidraulica Sant	Wareho	583		11/06/2032	Standard	Hardcore(8%)	8,400	8,400	9,625	83,295	7.7215%	7.7215%	8.0000%	8.8721%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address External ID	Casandrino 2, Via paolo Borsellino VEN12

Gross Valuation		7,182,560
Capital Costs		0
Net Value Before Fees		7,182,560

Less Stamp Duty	@2.00% Net Sale Price	138,793
Agents Fee	@1.00% Net Sale Price	69,397
Legal Fee	@0.50% Net Sale Price	34,698

Net Valuation		6,939,671
Say		6,940,000

Equivalent Yield		6.5%	True Equivalent Yield	6.7709%
Initial Yield (Valuation Rent)		5.9344%	Initial Yield (Contracted Rent)	5.9344%
Reversion Yield		6.5463%

Total Valuation Rent		558,200	Total Contracted Rent	558,200
Total Rental Value		602,730	Number of Tenants	1
Capital Value Per Area		1,036

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	558,200	-131,958	0	426,242	5.9344%	6.1612%
01/01/2023	602,730	-132,536	0	470,194	6.5463%	6.8232%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
DHL	Wareho	34.a		31/12/2022	Standard	Hardcore(6.5%)	558,200	558,200	602,730	7,182,560	5.9344%	5.9344%	6.5000%	6.5463%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property
Address	Casandrino 1, Via paolo Borsellino
External ID	VEN14

Gross Valuation		1,314,666
Capital Costs		0
Net Value Before Fees		1,314,666

Less Stamp Duty	@2.00% Net Sale Price	25,404
Agents Fee	@1.00% Net Sale Price	12,702
Legal Fee	@0.50% Net Sale Price	6,351

Net Valuation		1,270,209
Say		1,270,000

Equivalent Yield		6.8%	True Equivalent Yield	7.1%
Initial Yield (Valuation Rent)		8.573%	Initial Yield (Contracted Rent)	8.573%
Reversion Yield		6.7809%

Total Valuation Rent		137,000	Total Contracted Rent	137,000
Total Rental Value		113,130	Number of Tenants	1
Capital Value Per Area		1,010

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	137,000	-24,294	0	112,706	8.5730%	9.0528%
30/11/2021	113,130	-23,984	0	89,146	6.7809%	7.0783%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
DHL	Wareho	34.a		29/11/2021	Standard	Hardcore(6.8%)	137,000	137,000	113,130	1,314,666	8.5730%	8.5730%	6.8000%	6.7809%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property
Address External ID	Bologna 2, Bologna Interporto VEN16

Gross Valuation		897,728
Capital Costs		-8,340
Net Value Before Fees		889,388

Less Stamp Duty	@2.00% Net Sale Price	17,186
Agents Fee	@1.00% Net Sale Price	8,593
Legal Fee	@0.50% Net Sale Price	4,297

Net Valuation		859,312
Say		859,300

Equivalent Yield		4.3%	True Equivalent Yield	4.4105%
Initial Yield (Valuation Rent)		-4.9985%	Initial Yield (Contracted Rent)	-4.9985%
Reversion Yield		4.6319%

Total Valuation Rent		0	Total Contracted Rent	0
Total Rental Value		83,400	Number of Tenants	1
Capital Value Per Area		515

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	0	-44,456	0	-44,456	-4.9985%	-4.8462%
01/01/2022	0	-41,120	0	-41,120	-4.6234%	-4.4928%
01/07/2022	83,400	-42,204	0	41,196	4.6319%	4.7692%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Vacant	Wareho	34.a		31/12/2027	Standard	Hardcore(4.3%)	0	0	83,400	897,728	0.0000%	-4.9521%	4.3000%	4.5889%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property
Address External ID	San Mauro 2, Via Umbria,5 VEN17

Gross Valuation		717,295
Capital Costs		0
Net Value Before Fees		717,295

Less Stamp Duty	@2.00% Net Sale Price	13,861
Agents Fee	@1.00% Net Sale Price	6,930
Legal Fee	@0.50% Net Sale Price	3,465

Net Valuation		693,039
Say		693,000

Equivalent Yield		4.35%	True Equivalent Yield	4.4568%
Initial Yield (Valuation Rent)		3.0193%	Initial Yield (Contracted Rent)	3.0193%
Reversion Yield		5.042%

Total Valuation Rent		60,000	Total Contracted Rent	60,000
Total Rental Value		74,700	Number of Tenants	1
Capital Value Per Area		445

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	60,000	-38,343	0	21,657	3.0193%	3.0771%
01/08/2031	74,700	-38,534	0	36,166	5.0420%	5.2050%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
DHL	Wareho	34.a		31/07/2031	Standard	Hardcore(4.35%)	60,000	60,000	74,700	717,295	3.0193%	3.0193%	4.3500%	5.0420%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property
Address External ID	Bracchi 1, Via Venezia, 443 V EN18

Gross Valuation		1,171,506
Capital Costs		0
Net Value Before Fees		1,171,506

Less Stamp Duty	@2.00% Net Sale Price	22,638
Agents Fee	@1.00% Net Sale Price	11,319
Legal Fee	@0.50% Net Sale Price	5,659

Net Valuation		1,131,890
Say		1,130,000

Equivalent Yield		8%	True Equivalent Yield	8.4535%
Initial Yield (Valuation Rent)		8.7146%	Initial Yield (Contracted Rent)	8.7146%
Reversion Yield		6.9941%

Total Valuation Rent		137,122	Total Contracted Rent	137,122
Total Rental Value		116,700	Number of Tenants	1
Capital Value Per Area		726

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	137,122	-35,030	0	102,092	8.7146%	9.2108%
01/03/2033	116,700	-34,764	0	81,936	6.9941%	7.3108%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Bracchi (office)	Wareho	34.a		28/02/2033	Standard	Hardcore(8%)	137,122	137,122	116,700	1,171,506	8.7146%	8.7146%	8.0000%	6.9941%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property
Address External ID	Bracchi 2, Via Veneziana, 443 VEN19

Gross Valuation		4,540,442
Capital Costs		0
Net Value Before Fees		4,540,442

Less Stamp Duty	@2.00% Net Sale Price	87,738
Agents Fee	@1.00% Net Sale Price	43,869
Legal Fee	@0.50% Net Sale Price	21,935

Net Valuation		4,386,900
Say		4,390,000

Equivalent Yield		5.8%	True Equivalent Yield	6.022%
Initial Yield (Valuation Rent)		6.0167%	Initial Yield (Contracted Rent)	6.0167%
Reversion Yield		5.6042%

Total Valuation Rent		341,984	Total Contracted Rent	341,984
Total Rental Value		323,008	Number of Tenants	1
Capital Value Per Area		761

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	341,984	-68,799	0	273,185	6.0167%	6.2500%
01/03/2033	323,008	-68,552	0	254,456	5.6042%	5.8061%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Bracchi	Wareho	34.a		28/02/2033	Standard	Hardcore(5.8%)	341,984	341,984	323,008	4,540,442	6.0167%	6.0167%	5.8000%	5.6042%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address External ID	Bracchi 3, Via Veneziana, 443 VEN20

Gross Valuation		7,042,073
Capital Costs		0
Net Value Before Fees		7,042,073

Less Stamp Duty	@2.00% Net Sale Price	136,079
Agents Fee	@1.00% Net Sale Price	68,039
Legal Fee	@0.50% Net Sale Price	34,020

Net Valuation		6,803,935
Say		6,800,000

Equivalent Yield		5.8%	True Equivalent Yield	6.0028%
Initial Yield (Valuation Rent)		5.2129%	Initial Yield (Contracted Rent)	5.2129%
Reversion Yield		6.3304%

Total Valuation Rent		475,692	Total Contracted Rent	475,692
Total Rental Value		555,420	Number of Tenants	1
Capital Value Per Area		735

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	475,692	-108,593	0	367,099	5.2129%	5.3873%
01/03/2033	555,420	-109,629	0	445,791	6.3304%	6.5890%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Bracchi	Wareho	34.a		28/02/2033	Standard	Hardcore(5.8%)	475,692	475,692	555,420	7,042,073	5.2129%	5.2129%	5.8000%	6.3304%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address External ID	Bracchi 4, Via Veneziana, 443 VEN21

Gross Valuation		14,684,663
Capital Costs		0
Net Value Before Fees		14,684,663

Less Stamp Duty	@2.00% Net Sale Price	283,762
Agents Fee	@1.00% Net Sale Price	141,881
Legal Fee	@0.50% Net Sale Price	70,940

Net Valuation		14,188,080
Say		14,190,000

Equivalent Yield		5.8%	True Equivalent Yield	6.0019%
Initial Yield (Valuation Rent)		5.1689%	Initial Yield (Contracted Rent)	5.1689%
Reversion Yield		6.3702%

Total Valuation Rent		961,499	Total Contracted Rent	961,499
Total Rental Value		1,140,222	Number of Tenants	1
Capital Value Per Area		722

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	961,499	-202,461	0	759,038	5.1689%	5.3403%
01/03/2033	1,140,222	-204,785	0	935,437	6.3702%	6.6321%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Bracchi	Wareho	34.a		28/02/2033	Standard	Hardcore(5.8%)	961,499	961,499	1,140,222	14,684,663	5.1689%	5.1689%	5.8000%	6.3702%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address External ID	Bracchi 5, Via Veneziana, 443 VEN22

Gross Valuation		827,158
Capital Costs		0
Net Value Before Fees		827,158

Less Stamp Duty	@2.00% Net Sale Price	15,984
Agents Fee	@1.00% Net Sale Price	7,992
Legal Fee	@0.50% Net Sale Price	3,996

Net Valuation		799,186
Say		799,190

Equivalent Yield		8%	True Equivalent Yield	8.7961%
Initial Yield (Valuation Rent)		12.256%	Initial Yield (Contracted Rent)	12.256%
Reversion Yield		2.0092%

Total Valuation Rent		129,373	Total Contracted Rent	129,373
Total Rental Value		43,500	Number of Tenants	1
Capital Value Per Area		1,378

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	129,373	-27,997	0	101,376	12.2560%	13.2555%
01/03/2033	43,500	-26,881	0	16,620	2.0092%	2.0347%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Bracchi	Wareho	34.a		28/02/2033	Standard	Hardcore(8%)	129,373	129,373	43,500	827,158	12.2560%	12.2560%	8.0000%	2.0092%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address External ID	Bracchi 6+7, Via Veneziana, 443 VEN23

Gross Valuation		6,046,944
Capital Costs		0
Net Value Before Fees		6,046,944

Less Stamp Duty	@2.00% Net Sale Price	116,849
Agents Fee	@1.00% Net Sale Price	58,425
Legal Fee	@0.50% Net Sale Price	29,212

Net Valuation		5,842,458
Say		5,840,000

Equivalent Yield		5.8%	True Equivalent Yield	6.0541%
Initial Yield (Valuation Rent)		7.092%	Initial Yield (Contracted Rent)	7.092%
Reversion Yield		4.6327%

Total Valuation Rent		526,702	Total Contracted Rent	526,702
Total Rental Value		376,035	Number of Tenants	1
Capital Value Per Area		854

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	526,702	-97,854	0	428,848	7.0920%	7.4178%
01/03/2033	376,035	-95,895	0	280,140	4.6327%	4.7701%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Bracchi	Wareho	34.a		28/02/2033	Standard	Hardcore(5.8%)	526,702	526,702	376,035	6,046,944	7.0920%	7.0920%	5.8000%	4.6327%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address External ID	Bracchi 8, Via dei Quadretti VEN25

Gross Valuation		7,534,546
Capital Costs		0
Net Value Before Fees		7,534,546

Less Stamp Duty	@2.00% Net Sale Price	145,595
Agents Fee	@1.00% Net Sale Price	72,798
Legal Fee	@0.50% Net Sale Price	36,399

Net Valuation		7,279,755
Say		7,280,000

Equivalent Yield		5.8%	True Equivalent Yield	6.0101%
Initial Yield (Valuation Rent)		5.5323%	Initial Yield (Contracted Rent)	5.5323%
Reversion Yield		6.0418%

Total Valuation Rent		539,809	Total Contracted Rent	539,809
Total Rental Value		578,704	Number of Tenants	1
Capital Value Per Area		704

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	539,809	-122,974	0	416,835	5.5323%	5.7290%
01/03/2033	578,704	-123,479	0	455,225	6.0418%	6.2771%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Bracchi	Wareho	34.a		28/02/2033	Standard	Hardcore(5.8%)	539,809	539,809	578,704	7,534,546	5.5323%	5.5323%	5.8000%	6.0418%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Rho, Via San Martino,70
External ID	VEN26

Gross Valuation		21,476,792
Capital Costs		-189,750
Net Value Before Fees		21,287,042

Less Stamp Duty	@2.00% Net Sale Price	411,344
Agents Fee	@1.00% Net Sale Price	205,672
Legal Fee	@0.50% Net Sale Price	102,836

Net Valuation		20,567,190
Say		20,570,000

Equivalent Yield		5.3%	True Equivalent Yield	5.4887%
Initial Yield (Valuation Rent)		6.3191%	Initial Yield (Contracted Rent)	6.3191%
Reversion Yield		5.0897%

Total Valuation Rent		1,533,727	Total Contracted Rent	1,533,727
Total Rental Value		1,268,572	Number of Tenants	1
Capital Value Per Area		973

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	1,533,727	-188,575	0	1,345,152	6.3191%	6.5768%
20/04/2026	1,268,572	-185,128	0	1,083,444	5.0897%	5.2558%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Fippi	Wareho	34.a		19/04/2026	Standard	Hardcore(5.3%)	1,533,727	1,533,727	1,268,572	21,476,792	6.2633%	6.2633%	5.3000%	5.0447%

Summary Valuation Valuation Date: 01/10/2021	(Amounts in EUR, Measures in SM)

Property

Address	Tivoli II, Via Cesurini, 4
External ID	VEN27

Gross Valuation		16,778,320
Capital Costs		-60,610
Net Value Before Fees		16,717,710

Less Stamp Duty	@2.00% Net Sale Price	323,048
Agents Fee	@1.00% Net Sale Price	161,524
Legal Fee	@0.50% Net Sale Price	80,762

Net Valuation		16,152,377
Say		16,150,000

Equivalent Yield		4.8%	True Equivalent Yield	4.9401%
Initial Yield (Valuation Rent)		4.5667%	Initial Yield (Contracted Rent)	4.5667%
Reversion Yield		5.1452%

Total Valuation Rent		973,751	Total Contracted Rent	973,751
Total Rental Value		1,071,730	Number of Tenants	3
Capital Value Per Area		829

Running Yields

Date	Gross Rent	Operating Expense	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/10/2021	973,751	-210,297	0	763,454	4.5667%	4.7001%
01/12/2021	638,034	-205,932	0	432,102	2.5847%	2.6270%
01/06/2022	971,389	-210,266	0	761,123	4.5528%	4.6854%
01/01/2029	773,155	-207,689	0	565,466	3.3824%	3.4552%
01/07/2029	1,007,290	-210,733	0	796,557	4.7648%	4.9101%
01/04/2033	567,490	-205,015	0	362,475	2.1682%	2.1979%
01/10/2033	1,071,730	-211,570	0	860,160	5.1452%	5.3150%

Yields Based On	Net Value + Acq.Costs

Tenants

Tenant Name	Suite	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Ceva Logistics	Wareho	34.a		30/11/2021	Standard	Hardcore(4.8%)	335,717	335,717	333,355	5,367,719	4.9036%	4.9036%	4.8000%	4.9844%
Arco Spedizioni	Wareho	526		31/12/2028	Standard	Hardcore(4.8%)	198,234	198,234	234,135	3,632,460	4.2787%	4.2787%	4.8000%	5.1732%
DC Italia	Wareho	532		31/03/2033	Standard	Hardcore(4.8%)	439,800	439,800	504,240	7,778,141	4.4332%	4.4332%	4.8000%	5.2030%

Appendix D Market Research

19

ON BEHALF OF: BANK OF AMERICA EUROPE DAC

MARKET COMMENTARY

MACRO-ECONOMIC OVERVIEW - ITALY

In the first months of the year, the international scenario was characterised by a recovery in world trade and a progressive improvement in production, albeit with heterogeneous timing and rhythms between countries.

In the first quarter of 2021, the gross domestic product expressed in chain-linked values with the reference year 2015, corrected for calendar effects and seasonally adjusted, increased by 0.1% compared to the previous quarter and decreased by 0.8% compared to the first (source Istat).

The perspectives for the Italian economy remain particularly positive and are confirmed by the strong recovery in consumer and business confidence. In June, there was a marked increase in consumer confidence for all components. The index of business confidence in June increased for the seventh consecutive month in manufacturing and, above all, in services. In the period from March to May, the level of industrial production has also increased compared to the previous three months (source Istat).

In the labour market, the signs of improvement in employment have strengthened, mainly driven by fixed-term employment, with a gradual reduction in the share of inactive persons and a marginal unemployment decline (source Istat).

The consumer confidence index increased again in September after a slight drop in August, reaching its highest level of the past decade at 119.6 points, thanks to an improved view of the economic situation. The retail business confidence index decreased to 106.8 points in August but remained in line with the 2019 average. The August 2021 retail sales figures show a positive trend, driven by non-food products.

Consumer confidence and retail sales

Source: ISTAT, 2021

For Italy, sustained GDP growth is expected both in 2021 (+ 4.7%) and in 2022 (+ 4.4%) (source Istat). This scenario includes the effects of the progressive introduction of the interventions envisaged by the National Recovery and Resilience Plan (PNRR).

Even according to the Bank of Italy, the growth of the Italian economy is expected to strengthen decisively in the second half of 2021, reaching around 5% according to the latest forecasts (July 2021), and would continue at a high pace over the next two years. Pre-pandemic activity levels would be recovered within the next year. Oxford Economics also comes in with similar forecasts.

The medium-term forecasts give hope for a combination of macroeconomic circumstances unique in Italian history in the last 50 years (low interest rates despite very strong growth, with monetary and fiscal policies both tuned to strong expansion throughout 2022). The Bank of Italy assumes that the overall budget policies will help raise the level of GDP by about 4 percentage points in the three-year forecast. Half of this impact on growth can be applied to the effects of the PNRR.

MARKET COMMENTARY	2	C

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The consolidation of the Draghi government until 2023 and the completion of the initial implementation phase of the PNRR and relative reforms would have the effect of more than doubling the potential growth rate (therefore net of short-term fluctuations), helping to mitigate the Italian structural problem of low growth. Potential growth would in fact go from 0.6% pre-pandemic to 1.4% (Ministry of the Economy), therefore with significant long-term effects on the Italian economy and on sectors, such as the CRE, which are highly dependent on economic growth.

GDP evolution in Italy (cyclic variation) and annual projections

Source: Istat. Forecasts: Oxford Economics

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ITALIAN LOGISTICS MARKET

OVERVIEW

The logistics market in Italy has evolved considerably over the last decade or so. As demand for high quality logistics space has developed over this period, this sub sector has become increasingly distinct from the industrial buildings market, with the former accommodating major companies seeking strategic hubs for their operations, and the latter accommodating companies with a stronger emphasis on production.

In our view, prime logistics stock consists of buildings which are well located, of modern specifications, have internal floor-to-ceiling heights of at least 10m, have ample raised loading bay provision (1 loading dock to <1,000 sqm, preferably 1 to every 800 sqm) and office accommodation of a high standard (preferably less than 5% of the total floor area). In addition, we consider Class A properties to have a yard depth of at least 35m and a site coverage ratio of less than 50%.

Source: CBRE Research

Market factors determine that prime locations for logistics buildings are those which are near both major road routes and the main distribution markets in the Country.

Of all of the logistics stock in Italy, we estimate that around 70% of this is located in the north west of the country, with around 15% located in the north east, 10% in the centre, and 5% in the south. This reflects the fact that the North accounts for the majority of economic activity in Italy, but also that the north benefits from being geographically closer to the rest of Europe.

Further information on the main logistics markets in the north are provided below, but we consider that the prime logistics nodes are situated around the following cities: Milan (with Piacenza being a part of the Milan’s logistics market), Verona, Bologna, Naples and Rome. Prime regional markets are Turin and Florence and Secondary regional markets are Pescara-Chieti, Bari and Catania.

The table below provides the main macro market indicators at a country level.

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Logistics sector key data, Italy

	Q3 2019	2019	Q3 2020	2020	Q3 2021
Vacancy rate (%)	2.8%	2.8%	2.6%	2.6%	2.6%
Take-up (,000 sqm)	459,000	1,875,000	720,000	2,220,000	425,000
Prime rent Milan (€ sqm/y)	56	56	57	57	57
Secondary rent Italy (€ sqm/y)	46	46	47	47	47
Prime rent Rome (€ sqm/y)	56	56	57	57	58
Prime net yield (%)	5.30%	5.20%	5.10%	5.00%	4.35%
Logistics Investment (€ M)	191,7	1,360	500	1,410	900

Source: CBRE Research, Q3 2021. Net yields are a theoretical estimate of the best market yield, equal to the ratio between NOI (rents net of non-recoverable costs) and the overall investment (Value of the asset plus acquisition costs). Non-recoverable costs include IMU, registration tax and insurance; acquisition costs are assumed to be 3.5%.

Logistics assets in Italy are more related to the motorway network rather than to the railways due to lack of high capacity railway lines. Main intermodal hubs are the ones located on the railway lines from the port cities of Genoa and Venice.

Relevant logistics stock is in the periphery of industrial and light industrial districts. There is a high concentration of warehouses along the major east-west communication viability: A4 Motorway “Turin – Milan – Venice” and the major north-south communication viability: A1 Motorway “Milan – Rome”. Improvements carried out over the last few years (and some projects still underway) to the northern viability infrastructure have facilitated movement between the cities of Milan, Bergamo and Brescia, which together create a major economic hub nationwide. Major concentration of warehouses is found at the junction of major motorways, being the A1, A4, A8, A9, A21, A35, A51 and A55.

The most consistent stock is located in the Piacenza area, some 40 km south of Milan and considered to be within the Milan logistics market. Logistics stock is concentrated especially among main motorways, such as A4 Turin-Venice and A1 Milan-Naples. Piacenza benefits from a barycentre position at a key access route for all directions, being along the A1 “Milan-Rome” motorway and the A21 “Turin-Brescia” motorway. Both the A4 and A21 start from Turin in northwest Italy; the A4 passes through northern Milan, while the A21 bypasses Milan to the south, connecting with the A4 at Brescia. Important stock is also along Milan’s external ring road, encircling the city.

COVID-19 Impact

The COVID 19 outbreak is likely to drive a shift in consumption habits and lead to higher e commerce penetration in the long term. When consumer spending recovers, this could lead to an acceleration in the use of online channels for shopping a scenario that would have clear real estate implications for logistics operators.

In the medium term, the disruption of supply chains and the economic downturn now underway will start to impact demand for logistics space if production decisions are permanently revised downwards by firms. When demand is structurally low, the optimal level of inventory shrinks (for a given storage capacity and cost), which would then affect rental growth.

While a prolonged cessation of activity in the construction sector might induce developers to adopt a “wait and see” approach for new Build to Suit (BTS) launches, CBRE has not yet detected any such sentiment. However, should the slowdown persist, speculative developments will suffer more due to increased pressure on financial resources.

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CBRE believes that this period could represent a window of opportunity for major logistics occupiers to redefine their presence in the market by adopting cash generating strategies such as sale and leasebacks or by investing in e commerce and urban delivery components that displayed weakness during the outbreak.

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OCCUPATIONAL MARKET

Stock and developments

The Italian Logistics stock is estimated to be in the region of 22,471,906 sq m. Over the past few years the new stock has mainly been driven by non-speculative development activity (Pre-let and/or BTS) while speculative development was almost flat. In the second part of 2017 the trend has reverted, and speculative development showed signs of a timid recovery. Over the 2018, the speculative activity has slowly continued but with a marginal share on the total pipeline. In 2019, the speculative share was nearly 25% on the total completions (some 900,000 sqm). In the first half of 2021 some 452,00 sqm were completed, of which 193,000 speculative development (43%), while approximately 1.2 million sqm are under construction, reaching a total 1.67 million sqm as shown in the graph below:

Logistic Completions Historical Series, Pipeline and Vacancy Rate

Source: CBRE Research, Q3 2021

Even with high development the vacancy contraction is going ahead. The estimated vacancy rate within the market has decreased over the past two years, arriving at around 2,6%, stable. Vacancy rates remain stable from the beginning of 2020.

Occupiers

Despite a slowdown in absorption volumes in the third quarter of 2021 compared with the previous quarter, take-up reached a new record in the first nine months of the year, driven by demand for last-mile facilities.

In the first nine months of 2021, take up reached a record value of over 1.6 million sqm, up 3% compared with the same period of 2020.

Absorption volumes in Q3 amounted to 425,000 sqm, down 25% on the previous quarter and 40% on the same quarter of 2020. Compared to Q2 2021, the number of transactions increased, particularly for properties under 10,000 sqm, which represented 70% of Q3 operations. The high proportion of small properties over the total number of transactions is the result of the increase in demand for last-mile properties, which accounted for 24% of Q3 operations. This trend is likely inclined to the growth in demand for omnichannel retail spaces, which absorbed 49% of volumes in Q3.

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The more consolidated markets continue to concentrate most of the volumes, with the Milan area responsible for 45% of take-up. At the same time, demand in secondary markets is growing, with a 25% contribution to the total absorption volumes since the beginning of the year, reflecting the occupiers needs of expansion throughout the country in order to get closer to end-customers.

The absorption of speculative developments remains limited, but it is expected to grow in Q4. The benchmark for the prime rent and the vacancy rate remained both stable, at €57/sqm/year and 2.6% respectively.

Take-up Industrial & Logistics

Volume, 2010- Q3 2021

Source: CBRE Research, Q3 2021

Logistic take-up by business sector

Source: CBRE Research, Q3 2021

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Prime Rents

In 2021 prime rents remained stable in core markets, at €57/sqm/year, and good secondary locations, standing at €47/sqm. Specifically, in core markets, prime rent is at €57/sqm p.a. in Milan, €58/sqm in Rome -, €54/sqm p.a. in Bologna, €52/sqm p.a. in Veneto and €50/sqm p.a. in Naples.

Prime logistics rent in Core Milan are higher than the Greater Milan level (47 €/sqm p.a.) where a larger availability of stock is located. The Core area is characterised by a lack of supply driven by the scarce speculative development activity since the beginning of the recession (2009) and by the high density of the built areas that have not allowed many wide developments. Thanks to the changes in demand’s levels throughout the past years which are driving up demands for both BTS and Retail warehouse and parcel delivery centres, the rental levels rose arriving to €57/sqm p.a.. The Greater Milan is characterized by a larger stock of distribution warehouses, good quality product and a lower rent which moved from €42 to €47/sq m p.a. in the last 5 years.

Source: CBRE Research, Q3 2021

Typically, rental values follow a cyclical pattern. Current rents in Milan, together with several other prime European logistics locations, are considered to be within the growth part of the cycle, with good room still to grow. Over the last three years, strong demand and a lack of good quality product have driven prime rents up in the Milan logistics market with the prime rent now standing at €57 per sqm per annum, up with respect to 2019, primarily for assets east of the city. Increase in rental rates have also been registered both west and south of Milan, with recent lettings registered above €45 per sq m. per annum. The Greater Milan is characterized by a larger stock of distribution warehouses, good quality product and a lower rent which moved from €42/sqm in 2017, up to €46/sqm per year in 2019, and €47/sqm p.a. in Q2 2020 – stable since.

The market continues to be tenant favourable, and the incentives are confirmed around to 3-12 months on a standard lease duration of 6+6 or 9+6 years (free rents and others contribution) depending on building’s features and desirability.

INVESTMENT MARKET

Investments

The Italian logistics market is seeing record investment volumes, supported by continuous growth in occupiers’ demand, a global trend fuelled by the expansion of e-commerce. Foreign investors are consolidating their presence in Italy with large portfolio acquisitions, for which there is significant compression of initial yields.

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Logistics market investment volumes for the first nine months of 2021 came in at €1.52 billion, surpassing the results for the full-year 20 and increasing by 94% compared with the same period last year.

With over €900 million of investment (+75% YoY), Q3 was one the largest quarter on record for the Italian market in terms of investment volumes, mainly due to large portfolio acquisitions, which accounted for 69% of volumes in the last quarter.

Strong competition in the purchasing of logistics real estate has compressed yields in both the prime markets (- 15 bps compared with Q2) and the good-secondary markets (-40 bps). Core investment opportunities are still the most sought after, although there has been increasing appetite for vacant properties or properties with limited WALBs. Developments promoted by institutional investors continue to grow, with speculative initiatives making up an increasing proportion of the total pipeline.

Industrial & Logistics investments

Volume, 2011 – Q3 2021

Source: CBRE Research, Q3 2021. Please note that net yields are a theoretical estimate of the best market yield, equal to the ratio between NOI (rents net of non-recoverable costs) and the overall investment (Value of the asset plus acquisition costs). Non-recoverable costs include IMU, registration tax and insurance; acquisition costs are assumed to be 3.5%.

The market is becoming increasingly diversified, a trend that is reflected in greater asset customization, asset typologies, lease terms and a wide spread of rental levels.

From an asset class dominated by specialist investors, Italian logistics is now becoming the target of institutional generalist investors. Albeit still driven mostly by foreign investors we now see the first significant contribution of domestic institutional capital.

The good performances of speculative developments in terms of absorption are encouraging a growing number of investors to carry on such initiatives, trying to cope at the same time with the limited availability of opportunities for standing investments and the ongoing yield compression further exacerbated by increasing competition. At the moment the speculative pipeline represents the 28% of the total sqm expected to be developed by the end of the year.

In Q3 2021 prime yields decreased by 15 bps with respect to previous quarter, reaching 4.35%. A further reduction in the coming months is expected to concern both prime and good secondary locations, converging toward the record-low levels reached in northern Europe, reflecting the investors’ competition to purchase logistic assets in Italy.

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Scarcity of stabilized assets and the need for greater yields push institutional investors toward speculative development opportunities, further sustained by the strength of occupier’s demand. Speculative projects currently account for 43% of completions during the first half 2021, with a total of 193,000 sqm.

Warehouse’s customization and technologic components are becoming increasingly important, with BTS developments accounting for 58% of the current development pipeline of 2021.

In 2020 there were several transactions registered on the market that influenced the compression of prime yield, reaching 4.35% in Q3 2021.

Main transactions registered in 2021 include the following.

Tristan Portfolio: comprised a portfolio of 7 buildings acquired by GLP, from Tristan Capital Partners for a total price of € 156,000,000. The buildings are situated in Roncello (MB), Casorate Primo (PV), Montichiari (BS), Anagni (FR), Colleferro (RM) comprising a total of 200,000 sqm – built between 2007 and 2018. NIY is below 4.5% but it is due to a 25% of vacant space (1 asset – Roncello - is basically vacant). We understand the buildings were let to various tenants and had a remaining WALB <6y at the time of transaction. Assuming to let the vacant spaces at market rent and 6y LC the Yield is above 5%. WALB is as follows: > 6y Montichiari (3 blds – Let to a single tenant); > 4.5y Colleferro (2 tenants), Anagni (2 tenants); < 3y Casorate Primo (1 tenant) and Roncello (1 tenant – 83% vacant).

Anzola (BO): Logistic asset situated in Core Bologna of some 32,246 sqm, was acquired by CBRE Global Investors from Food Managers Group Immobiliare S.r.l. for a total price of €28,450,000. The transaction recorded a yield of 5.38%. We understand the property is fully let to two tenants: Conad, the major Italian supermarket food chain, and Unilog, the Italian third-party logistics provider active in the food distribution sector at €53/sqm p.a. and had a remaining WAULT of 5 years when acquired.

CBRE GI Torino: 3 Logistic assets situated close to Turin of a total GLA of 154,000 sqm were acquired by CBRE Global Investors from Dea Capital Sgr, for €127,000,000 as a core plus investment, reflecting a yield of 4.80%. One asset is the Distribution Centre of Michelin, one is let to Susa Trasporti, and the third was vacant at the time of transaction.

PGIM Lodi: PGIM Real Estate purchased a grade A, fully let, logistic asset in Lodi (LO) of some 40,000 sqm, for €30,000,000 as core investment, reflecting a yield of 5.00%.

Furthermore, we would also highlight two ongoing portfolio deals, Century and Pluto:

We understand that Blackstone has put on the market the Century Portfolio, a 10-asset portfolio totalling 230,700 sq m spread across northern Italy and concentrated in and around Milan. The portfolio was acquired and repositioned by Blackstone in order to create a Class A, long-let industrial portfolio anchored by bluechip logistics providers, including TNT-FedEx, DHL and Carrefour. One third of the portfolio is of fairly recent construction (under 10y old), while the remaining part is between 10 and 24 years old. The properties are 100% let to 8 tenants with good to strong covenants. The weighted average lease length to expiry is 8.8 years, while to break is 4.8 years. The portfolio has been sold in Q3 2021 with a NIY (NOI/NPP) equal to 4.40%.

Segro portfolio (Pluto) concerns a portfolio comprised of 6 urban logistics assets in northern Italy within the surroundings of major cities (Milan, Verona, Padua, Parma and Florence). The portfolio is 100% let to 2 tenants only, with 5 assets totalling 55,700 sqm let to a major e-commerce operator and the remaining one to a manufacturer and supplier of paper products. We understand that the assets are mainly small-sized warehouses with both truck van docks to provide last mile logistics services. Furthermore, 5 out of 6 buildings have been recently constructed or totally refurbished to suit the current tenant’s business activities. The portfolio WAULT is 8,5 years with no break options. Negotiations closed in Q3 2021 and the portfolio has been sold with a NIY equal to 3,9% considering the 8-years of secure income, the strong tenant covenants, and good locations close to main cities, with half of the portfolio within prime markets.

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During 2021, prime yield decreased by 65 bps, from 5.00% in Q4 2020 to 4.35% in Q3 2021. We consider the prime yield to be associated with a Class A building, located in the best location with short distance from main motorways, fully let on a 6+6 years basis to a tenant of strong standing. We consider a compression of yields in the case the asset presents better characteristics in all the aforementioned areas. For assets of lower quality, or shorter WAULT periods and or locations not along the main motorways, we would consider a higher yield. For the Italian logistics market, we consider the area east of Milan to reflect the strongest yields. In terms of ranking, we consider the Milan logistics market (which includes Piacenza) to be the top, followed by Bologna, Veneto, Rome, then Naples.

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TRANSACTION EVIDENCE

As a general comment on Market Evidence, we highlight that the Italian market lacks transparency. As such, it is difficult to collect complete and exhaustive information regarding investment deals throughout the country.

Transaction Evidence Table

#	Date	Portfolio/Asset Name	City / Region	Buyer / Seller / Description	Area (SQM)	WAULT	Sale Price	Price / SQM	NOI/NET PP	Deal Analysis and Additional Comments
1	Q1 2019	Wolt Portfolio (6 assets)	Settimo Torinese, Rome, Grassobbio, Portogruaro, Santa Palomba	Seller: Wolt Purchaser: KKR (Roundhill) Tenant: Various (Couriers)	62,000	n.a.	€31,500,000	€508	<8.00%	Portfolio of 6 small assets (size varies from 2,000 sqm to 20,000 sqm), of which 2 were vacant when transacted. Main occupier is TNT.
2	Q1 2019	SDA Mini Hub	Bergamo (BG)	Seller: Listed Property Company Purchaser: Carlyle Real Estate Sgr Spa Tenant: SDA Courier	5,100	n.a.	€5,750,000	€1,127	5.86%	Courier warehouse, GIY 6.50%
3	Q4 2019	Siziano_PLD	Siziano (MI)	Seller: Prologis Purchaser: Carlyle Tenant: Vacant	20,840	n/a	€16,500,000	€792	5.70%	Vacant asset. Yield on a reversionary basis, considering an asking rent of €50/sqm
4	Q4 2019	Liscate_S&LB Multilogistics	Liscate (MI)	Seller: Multilogistics Purchaser: Eurozon Logistics Fund Tenant: Multilogistics	14,830	6	€13,700,000	€924	5.30%	Sale and Lease Back transaction of an asset within the Milan Core Market; 100% occupied by Multilogistics.
5	Q4 2019	FCF	Various	Purchaser: Blackstone (Mileway) Tenant: Various	45,500	<7y	€26,900,000	€591	6.50%	8 assets in Bergamo, Treviso, Brescia, Novara, Turin. 7 occupied. IP NOI 1,750k. Price estimated

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6	Q4 2019	CEF	Various	Seller: CEF Purchaser: Blackstone (Mileway) Tenant: CEF	90,900	> 15y	€80,000,000	€880	5.70%	S&LB portolio transaction including 12 assets across Italy (Rome, Brescia, Bergamo, Vicenza, Bari). IP NOI 4,600k. Most of the assets are temperature-controlled warehouses. CEF is a company operating in the Pharma sector and its main business is medicine/general PC product distribution to drugstores. 15y WALB.
7	Q4 2019	Barings_Cavenago/Cambiago	Cavenago & Cambiago (MB) / Lombardy	Seller: Esprinet Purchaser: Barings Tenant: Exprinet	90,200	> 6y	€79,100,000	€877	5.70%	Sale and Lease back of two assets within the Milan Core Logistics Market. Both assets let to an Italian company on a long-term lease.
8	Q1 2020	Nuveen Portfolio	Chiari (BS) / Vigasio (VR)	Seller: Private - Chiari / Serenissima SGR - Vigasio Purchaser: Elof Italy Management Sicaf spa (Nuveen Real Estate) Tenant: Conad - Chiari / Arcese - Vigasio	91,600	> 6y	€80,000,000	€873	6.40% (Chiari) 5.97% (Vigasio)	Acquisition of a small portfolio including a large-sized (68k sqm) distribution hub in Chiari, 100% let to Conad, a major Italian supermarket chain, and an asset under construction pre-let to Arcese (8y WALB) in Vigasio.
9	Q1 2020	CBRE GI Portfolio	Turate (CO) / Castrezzato (BS)	Seller: Techbau Purchaser: CBRE Global Investors SGR Tenant: Kasanova / TBD	40,000	9y	€32,000,000	€800	5.75%

CBRE GI acquired obo Logistics Venture Fund a Grade A single-dock distribution facility in the province of Como, 100% let to Kasanova

- an Italian home goods retailer. 9y lease contract. Along with the Turate property, CBRE GI acquired also a landbank for a 80,000 sqm warehouse in Castrezzato (BS). Price for the land was not disclosed.

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10	Q2 2020	Allianz Portfolio	Binasco (MI), Massalengo (LO), Ospitaletto (BS)	Seller: AF Purchaser: Investitori Sgr (Investitori Logistic Fund, Allianz)	139,440	9y	€110,000,000	€789	5.50%	Allianz RE, OBO several Allianz group companies, acquired a portfolio in an off- market transaction. The deal regards the purchase of a brand-new building (Binasco - 29,440 sqm) + the forward purchase of 2 developments (Massalengo and Ospitaletto both 55,000 sqm) to be started. The assets will be 100% income producing upon acquisition (+15m rental guarantee from the Vendor).
11	Q3 2020	Liscate - Single Asset	Liscate (MI)	Seller: LaSalle IM Purchaser: AXA Tenant: DHL	46,500	4.5y	€35,500,000	€763	<5.20%	Acquisition of a portion of a wider logistic complex fully let to DHL within the Milan Core Market.
12	Q3 2020	Thunder II Milano & Rome Portfolio	Vignate (MI), Monterotondo (RM)	Seller: n.a. Purchaser: Kryalos Sgr (Thunder II fund, Logicor (Blackstone)) Tenant: Logita (Vignate) - Ceva (Monterotondo)	35,000	n.a.	€14,200,000	€430	n.a.	Kryalos acquired obo Thunder II Fund, 2 logistics assets in Vignate (Milan East) and Monterotondo (North of Rome). Both assets are 100% let to 3PL operators and in prime market locations. Old buildings and low asset quality. Vignate warehouse included 23,000 sqm of GLA and comprised 8.2 million of the whole deal.
13	Q4 2020	SDA Brescia - Single Asset	Brescia (BS)	Seller: FAP Investments Purchaser: Savills IM Tenant: SDA	5,200	n.a.	€ 7,500,000	€1,442	5.50%	Savills acquired a BTS for SDA (Poste Italiane Group) in Brescia. The building is a small- sized courier facility fully let to SDA. Price Estimate.
14	Q4 2020	Venus Fund	Bergamo (BG),Tivoli (RM), Brescia (BS)	Purchaser: Kryalos (Venus Fund) Tenant: Various	120,000	n.a.	€80,000,000	€ 667	6.70%	Acquisition over the year of 3 assets in Rome and Milan core markets. The Bergamo deal includes 3 buildings (47k sqm) fully let to an established tech company. The Tivoli deal regards a last-mile hub comprising 7 buildings occupied by 3PLs and couriers. The last deal (Brescia) was closed in December 2020 and comprises 2 buildings fully let to a production company (machinery and metallurgy).

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15	Q4 2020	Eurozone	Brembate (BG)	Seller: Prologis Purchaser: BNP Paribas REIM Sgr (Eurozon Logistics Fund) Tenant: Transmec	27,269	n.a.	€25,700,000	€942	5.20%	The transaction is part of the Eurozone Logistic Fund (ELF), which priorly in November concluded the acquistion of a logsitic warehouse in Agnani. We understand the logistic warehouse in Brembate is of recent contruction and fully let to a transportation&logistic company on an estimated rental income of 1.4 million p.a. (NOI 1.25 million p.a.)
16	Q4 2020	I&L Development in Castrezzato (BS)	Brescia (BS)	Purchaser: CBRE GI Developer: Techbau	40,000	n.a.	€21,700,000	€543	n.a.	I&L development, inlcuding a land plot of some 90,000 sqm. We understand construction costs are in the range of 400 euro/sqm.
17	Q1 2021	Eurocomps Portfolio	Siziaono (PV) Tavazzano (LO)	Seller: Eurocomps Tenant: Various Purchaser: Kryalos Sgr (Fondo Thunder II, Logicor (Blackstone))	n.a.		€21,400,000	n.a.	5.20%	3 Grade A Logistic asset in southern Milan: 2 in Siziano and 1 in Tavazzano (the latter being vacant).
18	Q1 2021	Tristan portfolio/ Celio Fund	Roncello (MB), Casorate Primo (PV), Montichiari (BS), Anagni (FR), Colleferro (RM)	Seller: Tristan Capital Partners Tenant: Various Purchaser: GLP	200,000	<6y WALB	€156,000,000	€780	<4.50%	It is a portfolio of 7 blds – built between 2007 and 2018 - in 5 locations. NIY is below 4.5% but it is due to a 25% of vacant space (1 asset – Roncello - is basically vacant). Assuming to let the vacant spaces at market rent and 6y LC the Yield is above 5%. WALB is as follows: > 6y Montichiari (3 blds – Let to a single tenant); > 4.5y Colleferro (2 tenants), Anagni (2 tenants); < 3y Casorate Primo (1 tenant) and Roncello (1 tenant – 83% vacant).

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19	Q1 2021	Anzola Asset	Anzola (BO)	Seller: Food Managers Group Immobiliare S.r.l. Tenant: Conad & Unilog Purchaser: CBRE GI	32,246	5	€28,450,000	€882	5.38%	Grade A logistic warehouse, rent at €53/sqm, fully let
20	Q1 2021	Fondo Venus - 3 assets	Colognola Ai Colli(VR); Ghisalba (BG); Martinengo (BG)	Seller: Performance in lighting Group Tenant: n.a. Purchaser: Kryalos Sgr (Fondo Venus, Mileaway, Blackstone)	39,000	n.a.	€18,000,000	€462	8.60%	Grade B, Industrial assets.
21	Q2 2021	Fondo Venus - 2 Last Mile assets	Crespellano (BO) Prato (PO)	Seller: Transmec Tenant: n.a. – e commerce Purchaser: Kryalos Sgr (Fondo Venus, Mileaway, Blackstone)	17,000	n.a.	€12,500,000	€735	6.00%	The two last mile warehouses situated in Crespellano and Prato are added to the Venus Portfolio, counting 20 assets located mostly in Northern Italy, comprising 200.000 sqm.
22	Q2 2021	PGIM Faenza	Faenza (RA)	Seller: CBRE GI Sgr (European Industrial Fund) Tenant: n.a. Purchaser: PGIM Real Estate	45,171		€28,600,000	€633	Conf.	Grade A warehouse, fully let in Greater Bologna
23	Q2 2021	CBRE GI Torino	2 Assets in Torino, 1 in Orbassano (TO)	Seller: DeaCapital Sgr (GreenOak Europe Fund VI (BentallGreenOak)). Tenant: Michelin, Vacant, Susa Trasporti Purchaser: CBRE GI	154,000	n.a.	€127,000,000	€825	4.80%

Three Grade A assets, two logistic warehouses and one distribution warehouse. We understand one was vacant at the time of transaction. Rental income is €40/sqm p.a. for the Michelin Distribution Centre and

€60/sqm p.a.

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24	Q2 2021	Penny Market	Arborio, Vercelli	Seller: Private Tenant: Penny Market Purchaser: Exter EQT	15,000	n.a.	€10,500,000	€700	6.50%	Distribution & Logistic Warehouse fully occupied by Penny Market was acquired by Exter EQT for a Capital Value of €700/sqm.
25	Q2 2021	DHL Portfolio Mileway	Roma (RO), Pomezia (RO); Cerro al Lambro (MI)	Seller: DHL Tenant: DHL Purchaser: Kryalos Sgr (Mileway (Blackstone))	32,141	n.a.	€16,400,000	€510	5.90%	S&LB portfolio of 3 assets, 2 in core Rome and one in Core Milan. We understand 1 asset BTS, 1 Speculative Development and 1 asset Last Mile. Assets are fully let to DHL which have a rolling break option agreement.
26	Q2 2021	PGIM Lodi	Lodi (LO)	Seller: n.a. Tenant: n.a. Purchaser: PGIM Real Estate	40,000	n.a.	€30,000,000	€750	5.00%	PGIM Real Estate acquired a Distribution & Logistic warehouse in Lodi, as a Core Investment. We understand the property is fully let.
27	Q3 2021	Segro Last-mile Portfolio (Pluto)	Milan, Verona, Padova, Firenze, Parma	Seller: Segro Purchaser: TBD Tenant: Confidential	55,700	8.5y	€127,500,000	€2,288	3.90%	Portfolio comprising 6 last-mile assets, 100% let with long lease terms. Estimated Rental Income is > 5 million
28	Q3 2021	Blackstone (Centurty) Portfolio	Core and Greater Milan, Verona(VE), Cherasco	Seller: Kryalos Sgr (Logicor/Blackstone) Purchaser: TBD Tenant: TNT FedEx, DHL, AF Logistics, & others	230,700	8.8y	€260,000,000	€1.127	4.40%	Logistics portfolio comprising 10 assets across northern Italy, mainly around Milan. 100% occupancy by 8 tenants with good covenants. WALT 8.8y, WALB 4.8Y. Price and yield estimated.

Source: CBRE Research, Q3 2021

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LOCAL MARKET COMMENTARY

MILAN LOGISTICS MARKET

The Lombardy Region with its 12 provinces (Milan (capital), Bergamo, Varese, Brescia, Como, Monza e Brianza, Cremona, Lecco, Lodi, Mantova, Sondrio, and Pavia) is most attractive industrial area in Italy, due to its strategic location in the industrialized and affluent northern Italy and its excellent accessibility in all directions, including Europe. It is bordered by Piedmont, Switzerland, Trentino-Alto Adige, Veneto and Emilia-Romagna.

With is 10 million inhabitants, the Lombardy Region comprises almost 16.5% of the entire Italian population. Lombardy has a modern road, rail and air infrastructure, ideal for distribution, which converge at Lombardy’s capital of Milan. Milan also benefits from three international airports each with major cargo facilities: Malpensa Airport to the north of Milan’s city Centre, Linate Airport to the south and Orio al Serio Airport (in Bergamo) to the east.

All major national and international rail lines pass through the capital city of Milan, with connections also to Italy’s major ports in Genova and Venice and throughout Europe; important intermodal hubs have been established along these lines. Due to its strategic position, the primary logistics market of Lombardy is the Milan Logistics Market, which extends to the adjacent regions. It is the prime logistics market in Italy. The Piacenza submarket is also a renowned logistics market in Italy, considered to be within the Greater Milan logistics market. At the same time the market tends to achieve lower rental values due to a high level of stock within the area.

The map reported below shows the Milan Core and Greater Logistics Market.

Milan Logistics Market – Core and Greater area

Source: CBRE Research Q3 2021

Prime Rents are higher in the northern area and Milan’s eastern district where supply, especially of Grade A product, is limited. ERVs are lower in the southern and western areas (Piacenza, Tortona, Pavia and Novara) where the majority of available logistics stock lies. The geographical conformation of the territory and the high density of the built areas surrounding the city of Milan have not allowed many wide developments or new constructions to Grade A specification, which has in the past few years driven occupiers to take up space further away from Milan, but along major road infrastructure and built to suit. To the south, supply is strong with high competition, driving rental levels down.

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Secondary locations often offer good quality product at lower rents, and it has been recorded that several tenants prefer to move to more secondary locations (far from major road connections or in stand-alone warehouses instead of parks) in order to pay lower rents or receive higher incentives, with respect to those achieved in the immediate outskirts of Milan or within integrated logistics parks. Rental values are higher where the territory is highly industrialised and mostly urbanised.

Over the last two years, strong demand and a lack of good quality product have driven prime rents up in the Milan logistics market with the prime rent now standing at €57 per sqm per annum, up with respect to 2020, primarily for assets east of the city. Increase in rental rates have also been registered both west and south of Milan, with recent lettings registered above €43-45 per sq m. per annum. The Greater Milan is characterized by a larger stock of distribution warehouses, good quality product and a lower rent which moved from €46/sqm in 2019, up to €47/sqm per year in Q4 2020, stable since.

In H1 2021, Core Milan and Greater Milan area accounted each for some 20% of the total national take-up, equal to some 297,000 sqm and 372,000 sqm let respectively.

Milan and the greater area spreading out to east and south (including Piacenza, Novara, Malpensa and Brescia) and Bologna are the leading logistics markets, where retailers and 3PLs are expanding and strengthening their networks.

The major letting deals occurred within the Milan area include: Tiesse letting a Grade A warehouse in Carpiano (MI) of some 18,000 sqm on a 9+6 agreement at €70/sqm p.a.; Bomi let a Grade A logistic warehouse of 10.500 sqm in Spino d’Adda (CR) and RS Logistica taking up a Last Mile Warehouse in Settala (MI) of some 8,500 sqm for €55/sqm p.a.

VENETO CORRIDOR LOGISTIC MARKET

The Veneto Corridor Logistics Market is one of the Core markets in Northern Italy, which develops along the A4 Turin-Milan-Venice-Trieste motorway, Italy’s main west-east communication road across the industrialised North. It extends over about 130 km from Verona to Treviso, including the cities of Vicenza, Padua and Mestre.

The Veneto Corridor benefits from a strategic position including a number of important crossroads between the Mediterranean Corridor, the Scandinavian Corridor and the Baltic-Adriatic Corridor. The following map shows the main strategic logistic corridors across Europe, as determined by the European Commission Trans-European Transport Network.

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Infrastructural System – European Commission TEN-T Corridors

Oslo
Örebro
Stockholm
Helsinki
Tallinn
Ventspils
Riga
Klaipeda
Vilnius
Gdynia/Gdansk
Hamburg
Berlin
Poznan
Warszawa
Dresden
Cologne
Bordeaux
Bilbao
Vitoria
Valladolid
Zaragoza
Madrid
Tarragona
Barcelona
Valencia
Murcia
Cartagena
Perpignan
Marseille
Lyon
Milan
Genova
Roma
Palermo

Source: European Commission, Trans-European Transport Network, TEN-T Core Network Corridors

Whilst the southern area of the Veneto Region is well connected to the Emilia-Romagna region via several motorways and roadways, the transport network system within the northern area is still limited to minor roads.

Over the next 4-5 years is due the completion of the “Pedemontana Veneta” motorway, a high-capacity artery which will facilitate communication and transport in the area. The project requires the construction – still underway – of 94 km of main road that will connect 34 municipalities and the industrial area of Vicenza and Treviso. The first 7 km are accessible by cars from June 2019.

This road will have two tunnels: Malo Tunnel (6 km) and S. Urbano Tunnel (1.5 km) and eight viaducts. The motorway is part of the European TEN-T and is considered a strategic asset of national relevance as it is located between the existing A4 and A27 motorways, crossing the Veneto Region, passing through the provinces of Vicenza and Treviso.

Due to its strategic location, the Veneto region is becoming more and more attractive as a destination for logistics operators and investors, who are mainly oriented towards locations near major communication roads (A4, A13, A22 and A31 motorways). The take-up registered in H1 2021 for the Veneto Corridor was equal to some 144,750 sqm.

The highest concentration of warehouses is along the A4 “Turin – Milan – Venice” motorway and around the cities of Verona, Vicenza, Padua and Venice-Mestre, which together create a major economic hub nationwide. The most consistent stock is located in the Core Veneto Corridor area, which extends West-East along the A4

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motorway stretch from Verona to Venice-Mestre, comprising the first stretches of the A22 “Brennero - Modena” and A13 “Padua – Bologna” motorways. Within this area (highlighted in Grass Green in the map) we estimate some 1,548,000 sq m of logistics stock.

Veneto Corridor Logistics Market – Core and Greater area

Roverato
Pordenone
SS12
Bassano del Grappa
Valdagno
Traviso
E55
Vicenza
E70
Mestre
Verona
E70
SR11
Venice
Padua
SS249
Legnago
Mantua
Rovigo
1.5mln
Stock Core Veneto
0.9mln
Stock Greater Veneto

Source: CBRE Research Q3 2021

Prime Rents, which stand at €52/sq m/p.a., are higher within the industrial areas of Verona and Padua, where supply, especially of Grade A product, is limited.

•

Moving from East, the Verona Logistic market benefits from the Verona Villafrance airport located 25 km north of the subject property, which has a Cargo Service. Not far from the airport is the Interporto Europa Quadrante of the ZAI (Zona Agricola Industriale d’Italia – Italy Agricultural Industrial Zone) Consortium – an intermodal logistics park comprising rail, road and air access, controlled temperature warehouses and customs service. The “Europa Quadrante” extends over some 2.5 million sq m and has key occupiers such as DB Schenker, Kuehne + Nagel, Volkswagen, Ortrans Srl, Poste Italiane Spa, Arcese Trasporti, Paneuropa Italia, Saima, among others. Over the last couple of years, an increased interest in the area has been registered, both from the occupational and investment point of view.

•

The Padua’s logistics market is mostly linked to the Interporto freight village, which lies within the industrial area to the east of the city. Covering an area of some 11 million sq m, the industrial area of Padua is the most important in the Veneto Region and one of the most important at national level. Due to a good road network and accessibility, the area maintains a close relationship with the city and economy thereof. An established network of SMEs (small to medium-sized enterprises), along with few larger production and distribution plants, bolster the local economy, despite the recent economic downturn. The freight village Interporto Padova is one of the top spots in Italy for logistics services, given its 270,000 sq m of warehouse storage space. The Padua platform provides equipped areas and complete transport and management services, also for refrigerated goods. A logistics scheme for urban

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freight consolidation and distribution, called “Cityporto”, operates within the Interporto since 2004. It consists of an urban consolidation centre, an environmentally friendly fleet of hybrid and CNG vehicles, a dedicated ITS system and a set of co-ordinated local rules for urban freight transport.

•

Moving towards East, Mestre offers a strategic location for occupiers that need a direct connection with the Venice commercial harbour, which is the eighth-busiest commercial port in Italy and is one of the most important in the Mediterranean concerning the cruise sector, as a major hub for cruise ships. The Port of Venice is also specialised in general cargo and ranks as the third European port for this type of transport.

Going towards the Greater Veneto Corridor area (highlighted in Light Green in the map), are lower in the northern and more remote areas (Mantua, Rovigo, Bassano Del Grappa and northern Vicenza) standing at €45/sq m p.a.

Due to the established industrial vocation of the Veneto Region and the high-density within industrial areas, a number of new developments and constructions of Grade A warehouses (mostly BTS) have been completed in the surroundings of Verona and Padua and along major road infrastructure. Secondary locations often offer good quality product at lower rents, and it has been recorded that several tenants prefer to move to more secondary locations (far from major road connections or in stand-alone warehouses instead of parks) in order to pay lower rents or receive higher incentives, with respect to those achieved in the immediate outskirts of Verona and Padua. As an example, some logistics locations emerged within the greater Verona Area in the past years (Nogarole Rocca, Oppeano and Nogara) due to the availability of logistics land and good connections.

Speculative developments are limited to the construction of small warehouses for light industrial use, whereas the construction of logistics facilities concerns mostly build-to-suit buildings. Within the Greater Veneto Corridor area, we estimate approximately 979,000 sq m of logistics stock and 5.1% of vacancy rate.

During 2020, some 140,000 sqm were absorbed within the Veneto Region, which represents the third market on take-up volumes recorded on a national level, accounting for 7% while up to Q3 2021 it has been recorded a take-up of some 228,000.

3-PL accounts for the most take-up in 2020 and 2021, e-commerce was second, with a take-up of approx. 36,000 in the sector. Regarding warehouse typology, Build-to-Suit developments accounted for an important portion in H1 2020 – 19% compared to only 10% in 2021.

The most important transactions were in Boara Pisani (PD), where XPO let a Grade A logistic warehouse of some 16,220 sqm at €44/sqm p.a.; in Verona where Gruber Logistics took up 15,000 sqm of a Grade A logistic warehouse; and Delma Group took up a warehouse of some 9,000 sqm in Oppeano (VE), for an estimated rent €46/sqm p.a.

Prime rents for standard Class A warehouses within the Veneto Corridor remained stable with respect to 2019 and stands at €52 per sqm per annum as at Q3 2021. Achievable rents increase for specialized assets such as a cross dock or controlled temperature warehouse.

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BOLOGNA LOGISTICS MARKET

The Bologna province benefits from the presence of 4 strong logistics areas which attract and generate most of the logistics activities in the area; Interporto Bologna Bentivoglio, is the main hub in the Province, CenterGross, CAAB (Agricultural and Food Centre) and the Airport area. Outside these main hubs, the area hosts several smaller logistics developments, usually linked to previous industrial districts or to new linking infrastructure.

The area benefits from its proximity to the A1 Milano-Firenze, A14 Milano-Ancona and A13 Padova-Bologna, which represents an important crossroads between the local distribution system and the Scandinavian- Mediterranean TEN-T corridor1.

CBRE divides the Bologna market in two macro areas: Bologna main market, which comprises the A1 axis up to Modena and Bologna Intermodal Hub and Greater Bologna market which comprises the A1 axis from Parma to Cesena, Mantova and Ferrara to the north.

Bologna Logistics Market – Core and Greater area

Source: CBRE Research Q3 2021

The total stock in the Bologna area is estimated to be approximately 2,030,000 sq. m of warehouses.

The main logistics park in the Bologna market where prime rents and yields are achieved is the Bologna Bentivolgio Interport. It is located along the A13 motorway at some 20 km from the Bologna Airport and in proximity to the A1, A14 and A22 motorways. The Interport has direct access to main Italian rail lines. Over 100 companies operate their logistics business within the hub. It is one of the largest multimodal logistic platforms in Europe providing both road and rail transport.

Many international operators are active in the surrounding of Bologna, including One Express, DHL, Sifte Berti, Norble Dentressangle, Cogefrin Logistics Bulk terminal, Polyedra, FERCAM, Geodis, Saima Avandero, SDA Curier, Arcese, Bartolini, PGn Logistics; also, the Bologna crossroad is very appealing for retailers, like Yoox, Assa Abloy or Herbovital, due to the central position with easy access to the north-eastern and central Italy.

[1]	The Trans-European Transport Networks (TEN-T) are a planned set of road, rail, air and water transport networks in Europe.

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In 2020, some 258,780 sqm of take-up was registered within the Bologna and Greater Bologna Logistics Market of which approx. 95,000 sqm in Q4.

In Q3 2021 Bologna submarket (Core and Greater Bologna) accounted for 10% of the total take-up, after Milan and Veneto Corridor.

Take-up in Bologna Submarket has been on the rise since 2015, and despite Covid-19 outbreak, 2020 recorded for a total of some 260,000 sqm, while Q3 2021 a total of 165,000 sqm, or 10% than the National take-up.

3-PL accounts for the most take-up in 2020 and 2021, while manufacturing was in 2nd place. Regarding warehouse typology, most of the recorded take-up are Build-to-Suit developments, as companies are looking for customization and technologic components which are becoming increasingly important. As a result, in Bologna Area, 10% are BTS in Q3 2021, in line with previous year which where BTS accounted for 67% of the total take-up.

The most significant lettings were in Imola (BO) where Cuti Consai let a Grade A BTO logistic warehouse of 30,000 sqm at €42/sqm p.a.; in Parma, a logistic warehouse of 8,500 and in Campogalliano (MO) where SDA took up a Grade A warehouse (BTS) of some 5,400 sqm at €80/sqm p.a.

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ROME LOGISTICS MARKET

The Region of Lazio is one of the most important Italian regions taking into account its manufacturing output and Gross Domestic Product (GDP). Due to its location, the Region of Lazio is a strategic midpoint, being well connected with other central and peninsular regions. The main logistics parks in the area are: Logistics Park of Passo Corese (Rome), Intermodal freight of Rome (Civitavecchia), Intermodal Freight of Fiumicino (Rome), Logistics centre of Santa Palomba (Rome), Logistics centre of Anagni (Frosinone), Logistics centre of Fiano Romano (Rome). The estimated overall Stock of the Rome area is estimated in the region of 1,550,000 sq m completed or under construction.

Average Prime rent as at Q3 2021 stands at €58/sqm p.a. in Core Rome and €48/sqm p.a. in Greater Rome, higher with respect to the previous year, mainly due to lack of product on the market and stronger demand, which is reflected in the positive trend for rents.

The registered take-up of the greater Rome area during Q3 2021 has accounted for some 74,421 sqm, higher compared to the first half of 2020. An important letting transactions during Q3 2021 was in Ardea (RO) in Greater Rome, where Amazon took up a Grade A BTS warehouse of some 50,000 sqm at a headline of €80/sqm p.a.

Source: CBRE Research Q3 2021

The Rome logistics market ranks behind Milan, Bologna and Piacenza in terms of investor interest, however it represents one of the main markets in Italy, with a growing interest on a YOY basis. We consider the prime location within Rome’s market to be west of Rome near the Fiumicino airport as well as emerging Colleferro area – positioned south from the city of Rome. Passo Corese, north of Rome, is positioned well to become a prime location due to recent infrastructure works carried out, its connections to Rome and its location between A1 and Rome’s Great Ring Road. Furthermore, several development projects in pipeline for the next years within Colleferro and Passo Corese area confirmed the interest of the investors for the subject market.

We consider the Class A BTS properties with excellent accessibility to Rome’s major road network, having longer unexpired terms with tenants of stronger covenant strength to reflect stronger yields.

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ON BEHALF OF: BANK OF AMERICA EUROPE DAC

LAST MILE/ URBAN LOGISTICS MARKET OVERVIEW

Last Mile Evolution – Introduction

Urban areas are evolving towards a more dynamic level of freight transportation system as consumer demand is constantly fuelled by e-commerce and the option of the same day delivery is more and more the standard rather than the goal. This has become the biggest obstacle for the logistics sector, leading to a rush in the supply chain, completely changing the way we think about industrial real estate and transforming the last mile scheme. This is not a new phenomenon, nor is it a passing trend.

The demand for instant delivery services (delivery in one hour or one day) has increased rapidly and this has generated significant needs for the optimization of the distribution channels. According to data collected by CBRE, over 30% of major European distributors already offer one-day delivery services and around 10% offer same-day deliveries. The expansion of the offer is also becoming a determining aspect of competitiveness, with a significant impact on the supply chain.

E-commerce is changing the traditional supply chain by creating the need to be closer to densely populated areas. As a result, retailers have modified their traditional supply chain that relied on regional distribution to one that includes urban logistics in the scheme with new locations to serve consumer hot spots.

“Last mile” does not necessarily mean the last mile in the delivery of goods, but rather the final part of the distribution in the supply chain.

In Europe, the restructuring of supply chains has led to a growing need for efficiency, resulting in a smaller network of warehouses with larger logistic warehouses but fewer facilities. Due to population growth and urbanization, land suitable for industrial areas is becoming increasingly scarce. As e-commerce grows and continues to impact the market, the use of vertically structured warehouses will become an inevitable factor for the growth of urban logistics in dense European hubs.

Characteristics

Last mile warehouses have different characteristics than standard distribution ones: they are generally smaller in size and do not require an internal height of at least 10m as the standard logistic warehouses. Similar to cross-dock warehouses, last mile distribution facilities usually require less storage space (up to 10,000 square meters) since packages and goods are stored only for a few hours inside the buildings and then shipped to the final consumer.

Some last mile warehouses include modern and highly specialized buildings (e.g. presence of mezzanines, different types of loading bays - for trucks, vans, etc.), have a lower internal height and are equipped with a larger loading dock area (ratio: at least 1 loading bay every 150 sqm) and an office portion up to 20% of the total area.

The ratio between the covered area and the external area must not exceed 50% while the optimal coverage ratio is 30-40%. That said, last mile structures tend to achieve higher rental values compared to standard logistics buildings.

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ON BEHALF OF: BANK OF AMERICA EUROPE DAC

Strategies for Logistic Warehouses in Urban Areas:

Last Mile - Main Markets in Italy

In the last five years, the new drivers in consumer demand have favoured the spread of urban logistics in the main European cities. In Italy, logistics operators and investors are looking to the most populated areas of Italy to take advantage of the positive impact of e-commerce on the logistics sector and to create new business opportunities.

The Italian last mile logistics market is still in its beginnings, especially in terms of investment operations. On the leasing side, the market has seen a greater number of transactions around Milan and in other major Italian cities. The map below shows where the majority of last mile leasing transactions occurred in 2020.

Letting Transactions in Italy

Last mile letting transactions as the graph below shows, are on the rise, and in 2020 one in three letting transactions regarded a last mile warehouse, accounting for a total of some 300,000 sqm. The trend continues this year where during 2021 were recorded a take-up of a total of some 240,000 sqm.

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ON BEHALF OF: BANK OF AMERICA EUROPE DAC

Last Mile, Historic Take Up

CBRE Research, Q3 2021

Veneto Submarket accounts for around 44% of number of letting transactions and sqm let in 2020, and 36% in Q3 2021, while Milan submarket is the second most active market, with 31% of letting transactions. More and more last mile/urban logistic are not within main submarkets, proving how this product is changing the traditional supply chain distribution.

Submarkets Share of Last Mile Leases

CBRE Research, Q3, 2021

Last Mile – Investments Trend

Similarly to letting transactions, interest in investment on last mile has been on the rise. Few years ago, Italy had a single investor interested in such product, while today, several are interested in including last mile in their investment portfolios, as either an established product or for speculative investments.

As a result, yields on last mile have been constantly decreasing since 2018 and currently net yields for urban logistics are standing 55 pbs above prime logistics, 4.90%.

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ON BEHALF OF: BANK OF AMERICA MERRIL EUROPE DAC

Last Mile/Urban Logistics NIY

CBRE Research, Q3 2021

ITALIAN LOGISTICS MARKET	30	C

ON BEHALF OF: BANK OF AMERICA EUROPE DAC

FROZEN MARKET OVERVIEW

Regarding the Italian market, we estimate an amount in between 6.5 and 7.5 million cubic meters of frozen logistics spaces. This corresponds to approximately 1.05 – 1.2 M of sqm, present throughout the whole country.

From our measurements, the vacancy is largely below that of standard grade A logistics and is settled today at around 1%. There is very little evidence of vacant buildings equipped for cold storage. In fact, being those spaces linked to specialized machinery that needs to be kept constantly active and maintained, there are no real empty spaces that can be classified as direct competition for the existing and occupied ones.

We record a wide increase in rents paid for spaces suitable for hosting cold cells. In general, it is possible to estimate an increase of about 70% up to 100% starting from comparable dry logistics rents.

Currently, the frozen logistics market is starting to receive a wider attention from institutional investors market. In general terms, we record a gap up 150 Bps compared to dry assets yields, considered less risky; however, when cold storage is only part of a wider investment comprising dry storage, such gap can be significantly reduced almost levelling with standard logistics. It is relevant to notice that the WAULTs for this type of investments are usually longer than the standard terms registered for standard warehouses.

If looked from a value per sq m perspective, frozen logistics can reach very high values, due to very high construction costs and a layout which needs to provide ancillary spaces, reducing the effective storage capacity of the building.

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ON BEHALF OF: BANK OF AMERICA EUROPE DAC

The majority of cold logistics operations gravitates around and towards the main ports and intermodal nodes, which are usually the preferred locations for cold operators; at the same time, due to the lack of available space and the high construction costs, we have seen an increase on BTS activity for cold storage outside these areas; the main driver remains proximity to either cities or production facilities (depending on the tenant).

While a few years ago investments in the sector were typically carried out by the producers, now Specialized Logistics Operators and retailers have entered the market. There are several reasons that have led these operators to invest in the cold chain:

•	In this way the producer can control the entire distribution chain through a single contact, instead of referring to different service providers

•	Logistic operators are interested in the economic benefits that can be achieved thanks to the handling of large volumes of goods;

•	The volume of goods to be stored/transported at a controlled temperature is steadily increasing.

Within the main specialized Cold Logistics operators, we can find Number 1, STEF, Gruppo Marconi, DiFarco, Chiapparoli.

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Appendix E Marketing Period

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Appendix F Remaining Economic Life of the buildings

ID	ASSET	ADDRESS	REMAINING ECONOMIC LIFE (years)*
VEN1	Lainate	Via Fangio, 11	20
VEN2	Paese	Via Gorella, 6	25
VEN3	Prato	Via del Purgatorio, 62	20
VEN4	Arezzo	Via Chiari, 15	40
VEN5	Marcon 2	Via Venier - Via Pialoi	10
VEN6	Settimo Torinese	Via de Nicola, 62	15
VEN7	Marcon 1	Via Venier, 68-74	25
VEN8	Montebelluna	Via Fermi, 14-20	25
VEN12	Casandrino 2	Via Paolo Borsellino	15
VEN14	Casandrino 1	Via Paolo Borsellino	15
VEN16	Bologna 2	Interporto Blocco 6.2A	25
VEN17	San Mauro 2	Viale Umbria 5	5
VEN18	Bracchi 1	Via Veneziana 443	20
VEN19	Bracchi 2	Via Veneziana 443	20
VEN20	Bracchi 3	Via dei Quadretti 2/4	15
VEN21	Bracchi 4	Via dei Quadretti 8	25
VEN22	Bracchi 5	Via dei Quadretti 14	25
VEN23	Bracchi 6-7	Via dei Quadretti 3/5	20
VEN25	Bracchi 8	Via dei Quadretti	5
VEN26	Rho	Via San Martino, 60	5
VEN27	Tivoli II	Via Cesurni, 4	30

*In doing so, we have assumed that an asset subject to a proper ordinary and extraordinary maintenance program can provide an economic life of 30 to 50 years. We have then considered for each asset its specific maintenance status and specifications, such as the internal height and the configuration of the external spaces

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